Registration Nos. 33-83412

811-8736

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 19

FOR REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT NO. 11

THE GUARDIAN SEPARATE ACCOUNT K

(Exact Name of Trust)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Complete Address of Principal Executive Offices)

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

Steve Roth

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or

☒	on May 1, 2011 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i), or

☐	on pursuant to paragraph (a)(i) of Rule 485 (80 days after filing)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 9, 2011

May 1, 2011	Securities Act of 1933 File No. 33-83412

PARK AVENUE LIFE PROSPECTUS

Issued by The Guardian Separate Account K

This prospectus describes Park Avenue Life, an individual variable whole life insurance policy with modified scheduled premiums. It provides lifetime insurance protection with a guaranteed minimum death benefit until the policy anniversary nearest the insured’s 100th birthday that at least equals the face amount if policy premiums are paid when due or skipped under the Premium Skip Option, no partial withdrawals are made and there is no policy debt.

It offers you flexibility in deciding how your premiums are invested, but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options.

A prospective purchaser should evaluate the need for life insurance and the policy’s long-term investment potential before buying a policy. In addition, it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy. Variable life insurance is not a short-term investment. The policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account K (Separate Account). Our offices are located at 7 Hanover Square, New York, New York 10004. GIAC is obligated to pay all benefits under the policy.

This prospectus sets forth information that you should know about the policy before investing, and you should retain it for future reference. Your premiums and policy account value may be allocated among several variable investment options. You can also allocate premiums and policy account value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. Please read these prospectuses carefully before investing.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the policies and offers the policies through its sales representatives or through sales representatives of broker-dealer firms who have entered into agreements with GIAC and GIS to sell the policies and are registered with The Financial Industry Regulatory Authority (“FINRA”) and with the states in which they do business. More information about GIS and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain various investor brochures from FINRA.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

The Park Avenue Life policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC. Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the Policies and offers the Policies through its sales representatives or through sales representatives of broker-dealer firms who have entered into agreements with GIAC and GIS to sell the Policies and who are registered with FINRA and with the states in which they do business. More information about GIS and its registered persons is available at http://www.finra.org or by calling 800-289-9999. You can also obtain various investor brochures from FINRA.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of your Park Avenue Life variable life insurance policy, including policy benefits, policy risks and the risks associated with each variable investment option available under the policy. It is qualified by the detailed explanation that follows and the terms of your Park Avenue Life policy.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

•	a death benefit that is not taxable to your beneficiary, and

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your Net Premium payments (the amount that remains after we deduct premium charges from your basic scheduled premium) and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your policy will increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your policy has no guaranteed cash value.

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Park Avenue Life policy. These deductions and charges are set forth in the Charges and deductions tables and in the section titled Deductions and charges.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that’s paid to the beneficiary.

Death benefits

You have a choice of two death benefit options with this policy:

•	under Option 1, the death benefit will at least equal your policy’s Face Amount when the insured dies, or

•

under Option 2, the death benefit is a variable amount that may grow beyond the face amount if your Policy Account Value increases and exceeds your policy’s benchmark value shown in your policy. The benchmark value is a measure we use to assess the adequacy of the

Terms we’ve used

In this document, “we”, “us”, and “our” refer to The Guardian Insurance & Annuity Company, Inc., and “you” and “your” refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We’ve used italic script to highlight these terms the first time they appear in the text.

Benefits

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

SUMMARY	PROSPECTUS	1

Paying premiums

After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

Allocation options

You choose where your net premiums and policy account value are invested. There are a number of variable investment options and a fixed-rate option. Your net premiums and policy account value may be allocated to a maximum of seven allocation options at one time, including the fixed-rate option.

funding in your policy over time. For an explanation see Special terms used in this prospectus. Under this option the death benefit will also at least equal your policy’s face amount.

You may choose either of these options until the Policy Anniversary (the anniversary each year of the date your policy was issued) closest to the insured’s 100th birthday. On or after this date, the death benefit will be the policy account value.

Within certain limits, you can change your policy’s death benefit option once in a policy year, after your policy has been in force for one year, and as long as the insured is still living. For more information see Death benefit options.

Rider benefits

Riders are a way to add to the coverage offered by your policy. The riders offered under this policy are set forth in Appendix B. They are subject to GIAC’s insurance and policy issuing requirements, and all may not be available in all states.

Premiums for any rider benefits you buy will be included in your policy premiums, but are not allocated to the variable investment or fixed-rate options. Riders have no cash value.

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium. See Premiums.

After you pay the first Policy Premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

If you are eligible for and choose the Premium Skip Option you may, after the first policy year and under certain circumstances, “skip” paying one or more annual premiums without causing the policy to lapse or reducing the face amount. You may also pay your premiums by taking out a loan through our Automatic Premium Loan feature.

Choosing the Premium Skip Option, or the Automatic Premium Loan feature can adversely affect the overall value of your policy, but won’t reduce your guaranteed death benefit or cause your policy to lapse. See Could your policy lapse?

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your net premiums are invested. There are a number of variable investment options and a fixed-rate option. These options are discussed under Your Allocation Options. Your net premiums and policy

2	PROSPECTUS	SUMMARY

account value may be allocated to a maximum of seven allocation options at any one time, including the fixed-rate option.

Each variable investment option invests in a series of a mutual fund. The value of these options, and your policy account value in them, will vary depending on the performance of the mutual funds corresponding to the options you choose. There is no minimum guaranteed policy account value for the amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your policy account value will decrease.

You will find the investment objectives, policies, risks, fees and expenses, and a comprehensive discussion of the risks for each of these funds listed in the prospectus for that fund. You may request copies of the prospectuses from your registered representative or by calling 1-800-441-6455. You should read the corresponding fund prospectus carefully and consider the investment objectives, risks, fees and charges before investing in any variable investment option. For a summary of this information see The variable investment options.

The fixed-rate option earns a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 4%. GIAC sets the rate of interest for the fixed-rate option and guarantees your principal and interest under this option. See The fixed rate option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

Provided the money in your policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time. Your net premiums and policy account value may be allocated to up to seven allocation options at any time. We limit transfers out of the fixed-rate option. See The fixed-rate option.

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy’s Net Cash Surrender Value. The net cash surrender value is your policy account value minus any surrender charges and Policy Debt, plus any amounts paid as policy premium assessments beyond the next monthly date. Policy debt is made up of all unpaid policy loans, plus the accumulated and unpaid interest on those loans.

You may also, within limits, borrow all or a portion of the loan value of your policy. There are risks associated with policy loans. When you take a policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Collateral Account to serve as collateral. This loan collateral

Investment risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Loan risks

Loans reduce the amount of policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of the indebtedness. Your policy may lapse if your indebtedness reduces the cash surrender value to zero. A loan also may have tax consequences.

SUMMARY	PROSPECTUS	3

Surrender and

withdrawal risks

The policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining whether your policy will lapse.

Tax risks

While there is some uncertainty about the application of federal tax law to the policy, we believe it is reasonable to conclude that increases in the value of your policy should not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the insured dies.

account does not participate in the investment experience of those allocation options and the loan, therefore, can affect the policy value and death benefit over time whether or not the loan is repaid. Loans reduce the amount of your policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of any indebtedness. Your policy may lapse (terminate without value) if your indebtedness reduces the cash surrender value to zero. If you surrender the policy or allow it to lapse while a policy loan is outstanding, you may have to pay tax on the amount you still owe to your policy. See Policy loans and Federal tax considerations for details.

Finally, you may at any time surrender your policy for the net cash surrender value. After you surrender your policy, you no longer have insurance coverage and your policy cannot be reinstated. A surrender charge applies for 12 policy years after the issue date. It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender it or make partial withdrawals in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment. Surrenders and partial withdrawals may have tax consequences.

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe it is reasonable to conclude that your Park Avenue Life policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the policy, particularly with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the policy account value until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional tax. See Tax Considerations.

4	PROSPECTUS	SUMMARY

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

After your policy has been in force for one year, you may request a decrease in the face amount. The decrease must be at least $10,000, and the insured must be alive when we receive your request. If you ask us to reduce the face amount in the first 12 years of your policy, you will pay a surrender charge. The new face amount cannot be lower than GIAC’s current minimum face amount.

Exchanging your Park Avenue Life policy for a fixed-benefit life insurance policy

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates prior to the later of the second anniversary or the insured’s attained age 90. There may be a credit or a cost to be paid. See Special Features of your policy.

Canceling your policy after it has been issued

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this by the later of:

•	10 days after you receive your policy, or

•	45 days after you sign Part 1 of the completed application for your policy, or

•	10 days after the postmarked date on any Notice of Withdrawal Right that we mail you.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your policy will be considered void from the beginning. See Your right to cancel your policy.

COULD YOUR POLICY LAPSE?

Your policy may lapse if you don’t pay a policy premium within 31 days of the due date or if you have excess policy debt. You must pay policy premiums in cash by the due date, unless you qualify and have signed up for your policy’s Premium Skip Option or Automatic Premium Loan feature. We will tell you that you must make a loan repayment if the amount that you owe us becomes greater than your cash surrender value.

We will tell you if your policy is in danger of lapsing, and will keep your policy in force if we receive the required payment when requested. If your policy does lapse, we can continue your coverage for a limited time, or for a reduced amount, under one of the policy value options.

If your policy has lapsed and it has not been surrendered for its cash value, you may have up to five years to reinstate it. See Premiums (Premium Skip Option, Automatic Premium Loan, Grace Period and Reinstating your policy) and Policy value options.

Could your

policy lapse?

Your policy may lapse if you don’t pay a policy premium within 31 days of the due date or if you have excess policy debt.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Certain of those fees and charges are payable only if you choose an optional policy feature. If the amount of the charge varies depending on the individual characteristics of the insured — such as age, sex, duration, face amount and underwriting class — the tables below show the maximum and minimum charges we assess under the policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that you will pay at the time that you make the required initial or subsequent scheduled premium payments under the policy, surrender the policy, or transfer policy account value among the variable investment options and the fixed options.

TRANSACTION FEES
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Premium Charge	When Premium is paid	6% of premiums you pay up to 12 annual basic scheduled premiums and 3% of premiums you pay in excess of 12 annual basic scheduled premiums.[1]
Deferred Acquisition Cost (DAC) tax charge	When premium is paid.	1% of all basic scheduled premiums and unscheduled payments.
Premium tax	When premium is paid.	2.5% of all basic scheduled premiums and unscheduled payments.
Modality Charge	When premium is paid, if premiums for any benefits provided under this policy are paid more frequently than annually.	If premium paid semi-annually: premium is 3.00% more than if paid annually. If premium paid quarterly: premium is 5.06% more than if premium paid annually. If premium paid monthly: premium is 3.00% more than if premium paid annually.
Premium Skip Option	Annually, upon the selection of the Premium Skip Option.	An amount equal to 90.5% of any policy premium assessments
Surrender Charge[2]	Upon full surrender or lapse of the policy within the first 12 policy years of the initial face amount and upon a decrease in face amount.

Minimum first year charge: $2.50 per $1,000 of base policy face amount.

Maximum first year charge: $46.12 per $1,000 of base policy face amount.

First Year charge for a male, non-smoker issue age 35, in the preferred underwriting class, with a policy face amount of $250,000 and assuming no unscheduled payments are made: $6.94 per $1,000 of base policy face amount.

Transfer Charge	The charge is not currently imposed. We reserve the right to impose the charge at the time of transfer after the 12th transfer in a policy year.	$25 per transfer after the 12th transfer in a policy year.
Unscheduled Payment Handling Fee	The charge is not currently imposed.	$2 per unscheduled payment
Partial Withdrawal Charge	Upon making a partial withdrawal from policy account value.	$25 or 2% of the amount of the withdrawal, whichever is lower.
Reinstatement Charge	Upon Reinstatement	The greater of: all overdue policy premiums with 6% interest compounded annually; or, 110% of any increase in cash surrender value of your policy due to your policy’s reinstatement, plus any overdue premiums for extra coverage you purchased through riders, or for rating charges, with 6% interest compounded annually.

[1]

The amount of the basic scheduled premium for a policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of basic scheduled premium for a non-substandard rated policy is $3.39 per $1,000 of face amount and the maximum amount is $280.58 per $1,000 of face amount.

[2]

The surrender charge decreases every year until it reaches 0% by the beginning of the 13th policy year. Surrender charges vary based on the insured’s age, sex, underwriting class and face amount. The surrender charge shown in the table may not be representative of the charges you will pay. You can obtain more information about your surrender charge by contacting our customer service office.

6	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the fees and expenses of the underlying fund companies. “Optional Charges” are the charges we deduct if you choose to add optional benefits by rider.

PERIODIC FEES[1]
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Cost of Insurance[2]:	Monthly

Minimum first year guaranteed charge: $0.057 per $1,000 of net amount at risk (NAR) for all underwriting classes.

Maximum first year guaranteed charge: $90.909 per $1,000 of NAR for all underwriting classes.

First year guaranteed charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000: $0.141 per $1,000 of NAR.

See notes for current charge[3]

Mortality and Expense Risk	Daily	The guaranteed annual charge is 0.90% of the average daily net assets of the variable investment options. See notes for current charge[4]
Guaranteed Insurance Amount	Monthly	$0.01 per $1,000 of current base policy face amount.
Policy Charge	Monthly	$10.00 for first three policy years. After the third policy year the charge is guaranteed not to exceed $8.00 per month.[5]
Administration Charge[6]	Monthly for first 12 policy years

Minimum charge: $0.020 per $1,000 of policy face amount for insureds age 35-80.

Maximum charge: $0.040 per $1,000 of policy face amount for insureds age 35-80.

Charge for a male, non-smoker age 35, in the preferred underwriting class with a policy face amount of $250,000: $0.04 per $1,000 of base policy face amount.

Interest on Policy Loans	Annually on your policy anniversary	8% annually on all outstanding policy debt.
Optional Charges[7,10]
Adjustable Renewable Term Rider (ART)[8]	With your scheduled premium payment

Minimum first year guaranteed charge: $1.00 per $1,000 of ART rider face amount for all underwriting classes.

Maximum first year guaranteed charge: $132.92 per $1,000 of ART rider face amount for all underwriting classes.

See notes for current charge[9]

First year guaranteed charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000: $0.25 per $1,000 of ART rider face amount.

Accidental Death Benefit Rider (ADB)[8]	With your scheduled premium payment

Minimum Charge for a non-substandard rated policy and rider: $0.76 per $1,000 of ADB face amount annually

Maximum Charge for a non-substandard rated policy and rider: $1.34 per $1,000 of ADB face amount annually

Charge for a male, rated non-substandard, issue age 35: $0.81 per $1,000 of ADB face amount annually

CHARGES AND DEDUCTIONS TABLES	PROSPECTUS	7

PERIODIC FEES[1] (continued)
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Optional Charges[7,10] (continued)
Simplified Insurability Option Rider (SIO)	N/A	There is no charge for this rider
Waiver of Premium Rider[8]	With your scheduled premium payment

Minimum Charge for a non-substandard rated policy and rider: $0.05 per $1,000 of base policy face amount annually

Maximum Charge for a non-substandard rated policy and rider: $2.79 per $1,000 of base policy face amount annually

Charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000: $0.25 per $1,000 of base policy face amount annually

[1]	Does not include operating fees and expenses of the underlying funds. Monthly fees are not deducted after the policy anniversary closest to the insured’s 100th birthday.
[2]

The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and face amount for the initial face amount. Any additional rating charges applicable to insureds who do not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[3]

The minimum current first year cost of insurance charge for a non-substandard rated policy is $0.028 per $1,000 of NAR, the maximum current first year cost of insurance charge for a non-substandard rated policy is $6.596 per $1,000 of NAR, and the current first year cost of insurance charge is $0.093 per $1,000 of NAR, for a male, non-smoker issue age 35, in the preferred underwriting class, with a policy face amount of $250,000.

[4]	The current annual charge for the mortality and expense risk fee is 0.60% of the average daily net assets in the variable investment options.
[5]	The current charge after the third policy year is $4.00 per month.
[6]

The administration charge is based on the insured’s age. After the 12th policy year the charge decreases to $0.015 per $1,000 of face amount. The administration charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.

[7]	Optional charges are the charges that we deduct if you choose to add optional benefits riders.
[8]

The charges for the Adjustable annual renewable term rider, Accidental death benefit rider and Waiver of premium rider vary based on individual characteristics of the insured. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[9]

The minimum first year current rider charge for a non-substandard rated policy is $0.41 per $1,000 of ART rider face amount, maximum first year current rider charge for a non-substandard rated policy is $84.70 per $1,000 of ART rider face amount, and the first year current rider charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000 and term face amount of $250,000 is $1.09 per $1,000 of ART rider face amount.

[10]	The Guaranteed purchase option rider rates are not provided. Current rates are not available since policy is no longer issued.

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds for the most recently ended fiscal year. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses).

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses*	0.10%	1.41%

*	The range of Annual Underlying Mutual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

The fee and expense information used to prepare the above table were provided to GIAC by the underlying funds. GIAC has not independently verified such information. In addition, it is based on amounts incurred during the underlying mutual funds’ most recent fiscal years. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

8	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

The Park Avenue Life policy diagram1

POLICY PREMIUMS	Less	Policy premium assessments:
•	Rider premiums
•	Rating charges
UNSCHEDULED PAYMENTS	Less	Premium charge

POLICY ACCOUNT VALUE

THE SEPARATE ACCOUNT

THE MUTUAL FUNDS	Less	Advisory fees and other expenses

(including any investment return):

RS Investment Management Co. LLC

RS Large Cap Alpha VIP Series

RS S&P 500 Index VIP Series

RS Low Duration Bond VIP Series

RS Partners VIP Series

RS Small Cap Growth Equity VIP Series	Less	Mortality and expense risk charge

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series

AllianceBernstein L.P.

AllianceBernstein VPS Growth and Income Portfolio

AllianceBernstein VPS Large Cap Growth Portfolio

AllianceBernstein VPS Global Thematic Growth Portfolio

AllianceBernstein VPS Value Portfolio

American Century Investment Management, Inc.

American Century VP Value Fund

American Century VP International Fund

EULAV Asset Management

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Fidelity Management & Research Company

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP High Income Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Index 500 Portfolio

Gabelli Funds, LLC	Less	Monthly deductions
Gabelli Capital Asset Fund	•	Policy charge
Invesco Advisers, Inc.	•	Administration charge
Invesco V.I. Capital Appreciation Fund	•	Guaranteed insurance amount charge
Invesco V.I. Utilities Fund	•	Charge for the cost of insurance

Invesco V.I. Core Equity Fund

Janus Capital Management LLC

Janus Aspen Enterprise Portfolio

Janus Aspen Forty Portfolio

Janus Aspen Janus Portfolio

Janus Aspen Worldwide Portfolio

Massachusetts Financial Services Company

MFS® Growth Series

MFS® Total Return Series

MFS® Investors Trust Series

MFS® Research Bond Series

MFS® New Discovery Series

MFS® Research Series

FIXED-RATE OPTION	LOAN COLLATERAL ACCOUNT

(plus interest credited)

(plus interest credited)

	Less	Transaction deductions •Surrender charge •Partial withdrawal charge
CASH SURRENDER VALUE		•Premium skip option deduction
	Less	Policy debt
NET CASH SURRENDER VALUE

[1]

This diagram excludes the unscheduled payment handling fee and transfer charge which are not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.

POLICY DIAGRAM	PROSPECTUS	9

ABOUT THE PARK AVENUE LIFE POLICY

Issuing the policy

A Park Avenue Life insurance policy must have a face amount of at least $100,000.

The policyowner

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured.

THIS SECTION provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy’s terms will vary depending on where you live. These terms of your policy will be outlined in the policy we send you.

ISSUING THE POLICY

A Park Avenue Life insurance policy must have a face amount of at least $100,000. To issue a policy:

•	the insured must be age 80 or under and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the policy.

If you are interested in exchanging an existing policy for a Park Avenue Life policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Backdating your policy

Under certain circumstances we will backdate your policy if you ask us to, giving you a policy date up to six months before the application was actually signed. Backdating your policy may be beneficial if, for example, it would allow you to qualify for a lower premium because the insured was younger on the policy date. To backdate a policy you must pay all policy premiums that would have been due from the backdated policy date. We deduct the monthly deductions due from the backdated policy date to the issue date.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the policy unless ownership of the policy has been assigned to someone else. Except for transfers, all of the policy’s joint owners must approve policy transactions or changes in writing, including assigning ownership of the policy to someone else. When a joint

10	PROSPECTUS	ABOUT THE PARK AVENUE LIFE POLICY

policyowner dies, we will divide his or her share of the policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

If you are not the insured and die before the insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named because the policy ends when you die.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a “contingent” beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or “concurrent” beneficiary who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary and has no rights under the policy until the insured dies. If the insured outlives all of the beneficiaries named in the policy, then the policyowner or the policyowner’s estate becomes the beneficiary.

If you want to change the beneficiary, you must give us your instructions in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the death benefit proceeds to your beneficiary within five years of the death of the insured, we may be required to pay them to the state.

The beneficiary

The beneficiary is the person you name to receive the proceeds when the insured dies.

ABOUT THE PARK AVENUE LIFE POLICY	PROSPECTUS	11

BENEFITS AND POLICY VALUES

Death benefit

options

You have a choice of two death benefit options with this policy. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s guaranteed face amount, you should choose Option 2. See accompanying text for details.

DEATH BENEFIT OPTIONS

You have a choice of two death benefit options with this policy. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s guaranteed face amount, you should choose Option 2.

Option 1

Under Option 1, your death benefit is the greater of:

•	the face amount on the date of the insured person’s death

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code on the date of the insured’s death, or

•	after the first policy year, the variable insurance amount. This is explained below.

Under this option, if the policy account value increases, then the net amount at risk decreases. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit is the greater of:

•	the face amount on the date of the insured person’s death, plus the amount by which the policy account value, as of the monthly date before the insured’s death, exceeds the benchmark value

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code on the date of the insured’s death, or

•	after the first policy year, the variable insurance amount. This is explained below.

Under this option, if your investments perform well or you make unscheduled payments, your policy account value may increase enough to increase your death benefit. If your investments perform poorly, your death benefit could be lower, but it will never be lower than the face amount. Investment performance and unscheduled payments do not affect your net amount at risk under this option, if the policy account value exceeds the benchmark value.

Regardless of which option you choose, after the policy anniversary closest to the insured’s 100th birthday the death benefit is the policy account value. The tax consequences of continuing the policy beyond the insured’s 100th birthday are unclear. You should consult a tax adviser for more information.

If you make a partial withdrawal from your policy between the most recent monthly date and the death of the insured, the proceeds of the death benefit under either option will be reduced by the amount of your withdrawal plus any applicable charges.

12	PROSPECTUS	BENEFITS AND POLICY VALUES

Minimum death benefit

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any monthly date is $1,000 multiplied by the sum of your policy account value, plus any policy premium assessments you’ve paid covering the period beyond the policy month in which the insured died (if premiums are not being waived under a waiver of premium rider), divided by the net single premium per $1,000 for the insured’s attained age, sex and premium class. The net single premium will be adjusted to the date of the insured’s death. A table of net single premiums is included in your policy.

THE VARIABLE INSURANCE AMOUNT

The variable insurance amount provides a guarantee that your policy’s death benefit will be greater than its current face amount if the investments held in your policy performed sufficiently well in the last policy year. We calculate the variable insurance amount for each year of your policy after the first policy anniversary by multiplying $1,000 by the policy account value on the policy review date and then dividing that number by the net single premium per $1,000 that applies for that policy review date. If you reduce the face amount of your policy, or you make a partial withdrawal from your policy, the variable insurance amount will be reduced. The net single premium for a policy review date is based on the net single premiums for the policy anniversaries immediately before and after the policy review date, and is then adjusted for the number of days that the policy review date falls between these anniversaries.

CHANGING YOUR DEATH BENEFIT OPTION

After the first anniversary of your policy you may change the death benefit option once each policy year, as long as the insured is alive. Changes to your death benefit option will take effect on the monthly date after we approve the change, and will not affect the face amount of your policy. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

We will not approve a change from Option 1 to Option 2 if your policy premiums are being waived under a waiver of premium rider.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your policy when we receive proof that the insured has died while the policy was in effect. If there is reason to dispute the policy, then we may delay the payment of death benefits. See Limits to GIAC’s right to challenge a policy.

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your policy.

Amounts in the Separate Account

Any net premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer policy account value or take a policy loan, or when we withdraw your monthly deductions, or make dollar cost averaging transfers. Based on the value of each share on the valuation date, we will sell the number of shares needed to cover the

BENEFITS AND POLICY VALUES	PROSPECTUS	13

Net cash surrender value

Net cash surrender value is the amount you would actually receive if you surrender your life insurance policy.

cost of that transaction. To reflect how investment performance affects policy account value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options.

To calculate the value of your investment in a particular variable investment option, multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of mutual fund shares and the daily deductions that are made to cover our mortality and expense risks. We calculate the unit value for each variable investment option at the end of each valuation date. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

This is the total value of the investments held in your policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any policy values that may be in the Loan Collateral Account as collateral for a policy loan. It is calculated as:

•	net premiums that you contribute to your policy; plus or minus

•	any profit or loss generated by your policy account value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Collateral Account; minus

•	your total monthly deductions; minus

•	any partial withdrawals you’ve made, minus

•	any surrender, partial withdrawal or transfer charges; minus

•	any Premium Skip Option deductions.

Policy account value varies from day to day. We do not guarantee a minimum policy account value.

Cash surrender value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy has been in effect for 12 years. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy. It is your policy account value minus any surrender charges and policy debt, plus any policy premium assessments you’ve paid covering the period beyond the next monthly date.

Benchmark value

A hypothetical account value that we use as a guide, comparing it against the policy account value or cash surrender value when we determine:

•	whether your death benefit has increased above the face amount, and if so by how much, if you’ve chosen Option 2

•	if you can skip a premium under the Premium Skip Option

14	PROSPECTUS	BENEFITS AND POLICY VALUES

•	if you can make a partial withdrawal, and

•	any change in your basic scheduled premium after the guaranteed premium period has ended.

Your policy’s benchmark value for each policy year is set out in your policy. To calculate your policy’s benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your given day is between these anniversaries. GIAC does not guarantee that the policy account value will equal or exceed the benchmark values set forth in the policy. See Special terms used in this prospectus for complete description of benchmark value.

Tabular account value

This is the value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy’s benchmark values. For a full explanation, see Special terms used in this prospectus. GIAC does not guarantee that the policy account value will equal or exceed the tabular account values set forth in the policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	15

PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium.

After you pay your first policy premium and your policy takes effect, you will normally pay policy premiums once a year until the death of the insured, or until the policy anniversary nearest the insured’s 100th birthday. You can, however, ask to pay policy premiums semi-annually, quarterly, monthly through an automatic payment plan, or at any other interval that we agree to. These periodic premium payments must be at least $100 unless you are paying through an automatic payment plan. The minimum premium payment we will accept under an automatic payment plan is $25. If we are unable to obtain the premium payment from your bank account, we may automatically switch you to quarterly billing. GIAC may accept lower premium amounts in accordance with its current administrative procedures. The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Paying your premiums

Payment frequency	Factor	Difference in cost from paying your premiums annually
Semi-annual	.515	3.00% more
Quarterly	.26265	5.06% more
Monthly	.085833	3.00% more

The value of the investments in your policy can be affected either positively or negatively by choosing to pay your policy premiums periodically. To change the frequency of your payments you must make your request in writing to us. If we receive your request too close to your payment date and are unable to make the change in time, we will make the change effective for the next scheduled payment.

GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not deemed acceptable under these rules will not be credited to the policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning the premium payment to you or contacting you for further information.

Basic scheduled premiums

The basic scheduled premium, together with any policy premium assessments, is the policy premium you must pay each year. The basic scheduled premium depends on your policy’s face amount, the insured’s age when the policy started, sex (unless gender-neutral rates are required by law), and premium class. Your policy will show your basic scheduled premium.

During the guaranteed premium period, we will not increase your basic scheduled premium. But we will decrease your basic scheduled premium

16	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Guaranteed

premium period

Your basic scheduled premium will not increase during the guaranteed premium period.

if you reduce your policy’s face amount. The guaranteed premium period starts on the policy date and ends either on the policy anniversary closest to the insured’s 70th birthday, or on the tenth policy anniversary, whichever is later.

On the last policy review date before the guaranteed premium period ends, and on each subsequent policy review date, we review your policy. We will determine if your basic scheduled premium will change for the policy year after the end of the guaranteed premium period. We compare your policy account value on that policy review date with the benchmark value and the tabular account value on the same date, and make any necessary adjustments as described below.

If your policy account value is less than or equal to the tabular account value, we will charge you the maximum basic scheduled premium shown in your policy. If it is greater than or equal to the benchmark value, we will not increase your basic scheduled premium for the next policy year. If your policy account value falls somewhere between the tabular account value and the benchmark value, we will calculate a premium based on a linear interpolation between the basic scheduled premium charged during the guaranteed premium period and the maximum basic scheduled premium.

If you pay your policy premiums when they are due (or skip them under the Premium Skip Option), make no partial withdrawals, and repay any loans that you take against your policy, your policy will not lapse and will have a death benefit of at least the face amount listed in your policy until the policy anniversary closest to the insured’s 100th birthday.

We will tell you of any change in your basic scheduled premium in the billing notices you receive. All policy premiums must be sent directly to us.

Unscheduled payments during the first policy year

Under certain circumstances, you may make extra payments towards your policy, in addition to your regular policy premiums. By making these unscheduled payments you can add to your policy account value and possibly increase your death benefit under Death Benefit Option 2. Unscheduled payments must be at least $100, unless they are made at the same time as a regular policy premium payment. We have the right to deduct a handling fee of up to $2 from each unscheduled payment before deducting any other charges and crediting the balance to your policy. We do not currently charge a handling fee.

You may not make an unscheduled payment:

•	if your policy premiums are being waived under a waiver of premium rider,

•	while a policy value option is in effect (see Policy value options), or

•	on or after the policy anniversary closest to the insured’s 100th birthday.

Unscheduled payments

Making unscheduled payments towards your policy may cause it to be considered a modified endowment contract under the Internal Revenue Code, which has tax implications. There are certain restrictions on the total amount of unscheduled payments we permit, depending on how long your policy has been in force. We will return the portion of any unscheduled payment that exceeds the maximum you are allowed.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	17

Unscheduled payments during the first policy year

Insured’s age	Factor
0 to 35	17
36 to 40	16
41 to 45	15
46 to 50	14
51 to 55	13
56 to 60	12
61 to 65	11
66 to 70	10
71	9
72	8
73	7
74	6
75 to 80	5

Premium skip

option

After the first policy year, you may “skip” paying your annual policy premium, provided your policy meets certain requirements. (See accompanying text.) You do not have to make-up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy.

In the first policy year, the maximum that you may contribute in unscheduled payments after the “free look” period (see Your right to cancel your policy) is the lesser of $1,000,000, or your basic scheduled premium for that year multiplied by the factor in the accompanying chart, based on the insured’s age as of the policy date.

After the first policy anniversary, the maximum that you may contribute in unscheduled payments is the lesser of $200,000 or:

•	in policy years two through five, three times the annual basic scheduled premium payable in that year,

•	in policy years six through ten, two times the annual basic scheduled premium payable in that year,

•	in each year thereafter, the annual basic scheduled premium payable during the guaranteed premium period.

We will return the portion of any unscheduled payment that exceeds the maximum in place at the time of your payment.

Making unscheduled payments may cause your policy to be considered a modified endowment contract under the Internal Revenue Code. We cannot guarantee that your policy will never be considered a modified endowment contract, because a number of policy transactions you may make could cause your policy to be considered a modified endowment contract under the Internal Revenue Code. See Tax considerations.

Premium Skip Option

After the first policy year, you may “skip” paying your annual policy premium. You must tell us in writing that you want to put the Premium Skip Option into force by the end of the grace period for the first annual policy premium that you intend to skip. Your policy must meet all of the following requirements on the date that each premium is skipped:

•	your policy account value must exceed your policy’s benchmark value on that date by at least the amount of the annual policy premium

•	your net cash surrender value must equal or exceed your policy premium assessments for that policy year, and

•	your policy premiums are not being waived under a waiver of premium rider.

You may inquire about your policy account value and your net cash surrender value by calling us at 1-800-441-6455 during normal business hours. We also provide these values, along with your policy’s benchmark value as of the most recent policy anniversary, in your annual policy statement. You can find the benchmark value for each policy anniversary in your policy.

If the values in your policy fail to meet the criteria above, and your policy would lapse if a premium were skipped under the Premium Skip Option, we will notify you that you must pay the annual policy premium within your policy’s grace period. See Grace period. When you receive this notice you have three choices. You may:

•	choose to pay the annual premium due

18	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

•	choose to make more frequent, but lower, periodic policy premium payments. You must send your request for this change in writing, along with your payment, to our customer service office, or,

•	if eligible, pay your policy premium through the policy’s Automatic Premium Loan feature.

If we receive your first request to skip a premium during the grace period for that premium, and you meet our requirements, your request will be effective on the date we receive it. Otherwise, any premium you skip will be effective on your policy anniversary when your annual policy premium would be due.

If you elect the Premium Skip Option, you will be placed on the annual payment mode. If you were paying your policy premiums on a periodic basis (semi-annually, quarterly or monthly), you will still be responsible for all periodic payments up until the time the premium skip becomes effective.

While the Premium Skip Option is in effect, we will continue to send you annual policy premium billing notices. You may disregard these notices as long as your policy continues to meet the criteria for the Premium Skip Option. However, if you do send us a policy premium, we will consider it a cancellation of the Premium Skip Option.

When you skip a premium under this option, we will deduct on a policy anniversary from your policy account value an amount equal to 90.5% of any policy premium assessments. This amount will first be deducted proportionately from the portion of your policy account value invested in the variable investment options. If this is not enough to cover the deduction, we will take the remaining amount from the portion of your policy account value in the fixed-rate option. These deductions will reduce the amount invested in your Park Avenue Life policy, as well as the amount available for you to borrow from your policy.

We will continue to charge the monthly deductions described in Deductions and charges while the Premium Skip Option is in effect. The difference between the policy account value and the death benefit, the net amount at risk, will often increase at first when an annual policy premium is skipped. This increases the monthly cost of insurance charge.

The Premium Skip Option will remain in effect until:

•	we receive your written instructions to cancel the option, or

•	we receive a payment from you that is credited to your account as a policy premium, or

•	we receive your written request to pay premiums periodically instead of annually, or

•	you no longer meet the requirements for exercising the Premium Skip Option because your policy’s net cash surrender value or policy account value is no longer sufficient, or

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	19

Borrowing to pay

premiums

If you are eligible, you can borrow against your policy’s loan value to pay your policy premiums.

•	you no longer meet the requirements for exercising the premium skip option because you are not paying premiums under a waiver of premium rider.

You do not have to make up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy after it has been cancelled, as long as you continue to meet the requirements. Please note: If you use the Premium Skip Option, you will not be able to make policy premium payments until the next policy anniversary. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.

Automatic premium loan

If you are eligible, you can borrow against your policy’s loan value to pay your policy premiums. See Policy loans for how your policy’s loan value is calculated. You may request this feature when you first complete your policy application, or at any time during the life of the policy. We must receive your request in writing at our customer service office by the end of the grace period for the premium that you wish to pay through the Automatic Premium Loan.

You will not actually receive any money when you take out an Automatic Premium Loan. Instead, we will transfer the amount required to pay a policy premium from your unloaned policy account value into the Loan Collateral Account. The money will then be used to pay the required premium. The end of the grace period is considered to be the date the loan was made, and interest will be calculated from this date. If your policy’s loan value is not enough to cover an overdue policy premium, we will not be able to make an Automatic Premium Loan and your policy may lapse.

If you have chosen both the Premium Skip Option and the Automatic Premium Loan feature, we will treat an overdue policy premium as a skipped premium before we initiate an Automatic Premium Loan. We will cancel your policy’s Automatic Premium Loan feature if we receive a written request from you to do so. Please note: If you use the Automatic Premium Loan feature you will not be able to make policy premium payments. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.

See Policy loans and Tax considerations for additional information on the treatment of policy loans.

Crediting payments

If we receive a payment within 31 days before or after a policy premium due date that equals or exceeds the amount that is due, and you have not provided specific instructions, we will:

•	first pay the policy premium,

•	then, repay any outstanding policy loans and accrued interest, and

•	finally, treat any remaining excess as an unscheduled payment.

20	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

We will use any other unidentified payments that we receive from you to:

•	pay any outstanding policy loans and accrued interest, and

•	then, credit your policy with an unscheduled payment.

We normally credit your payments and allocate the net premium as of the valuation date we receive it, so long as we receive it at our customer service office by the close of the business day, which is generally 4:00 p.m. New York time, and you have provided us with the necessary information to apply the premium payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your premium payment on the business day that we obtain the necessary information from you. There are two exceptions:

•

any payment that we receive within 31 days before a premium due date will have the portion of that payment covering your policy premium held in GIAC’s general account and credited on the premium due date, and

•

any payments that we receive after your policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete.

Interest earned on the general account accrues to the benefit of GIAC.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed rate and variable investment options.

How your premiums are allocated

When you pay your basic scheduled premium or make an unscheduled payment we deduct premium charges and invest your net premiums in the fixed-rate and/or variable investment options according to your instructions. When net premiums have been invested they become part of your policy account value.

As part of your initial application, you tell us how you would like your net premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers equal to or greater than 10, and the total must equal 100%. You may change how your net premiums are invested at any time by telling us in writing at our customer service office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone

Investing net

premiums

When you pay your basic scheduled premium or make an unscheduled payment, the amount that remains after we deduct premium charges is the net premium. We invest your net premiums according to your instructions. When net premiums have been invested, they become part of your policy account value.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	21

Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form. The change will be effective on and after the date we receive your instructions at our customer service office, but will not affect any existing policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.

Currently you may invest your net premiums and policy account value in up to 7 different allocation options, although we reserve the right to change this number from time to time.

If you pay policy premiums or make unscheduled payments i) within 45 days of signing Part 1 of your application or ii) within 15 days of the date your policy was issued, whichever is later, only $100,000 may be invested in the variable investment options. Anything over this amount will be treated as an “excess net premium” and invested in The Guardian Cash Fund. This amount and any earnings from this money will be reallocated based on your investment instructions at the end of the later of (i) or (ii). Any amounts you have allocated to the fixed-rate option or The Guardian Cash Fund will not be counted towards the $100,000 limit and will be allocated to those options as of the business day we receive them.

Default

Unless you have chosen and qualify for the Premium Skip Option or the Automatic Premium Loan feature, your policy premiums must be paid when they are due. If you do not pay a policy premium by its due date, or if you have excessive policy debt, your policy will be in default.

You must pay annual policy premiums on your policy anniversary. You must pay periodic premiums on the monthly dates that we indicate for the frequency you choose. You must make a payment toward any loans you have taken from your policy if the amount of outstanding loans plus accrued interest is more than the cash surrender value of your policy. We will tell you if a loan repayment is required, how much you must repay, and when it is due.

Grace period

With the exception of your first policy premium, which puts your policy into force, you have a 31-day grace period for the payment of policy premiums and loan repayments. Your insurance coverage will continue in full, but if the insured dies during the grace period we will deduct the amount of any outstanding policy premiums through the policy month of death, or unpaid policy debt, from the death benefit paid to the beneficiary.

If we do not receive your payment before the end of the grace period and you have qualified for and chosen either the Premium Skip Option or the Automatic Premium Loan feature, your premium will be paid accordingly. Otherwise, your policy will lapse. When your policy lapses your insurance coverage ends, unless you elect a policy value option. If you are unable to continue paying the premiums on your policy you may surrender it for its net cash surrender value. In this event, we will pay you your policy’s net cash surrender value, and all insurance coverage will end. See Policy Value Options and Surrendering your policy.

22	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Reinstating your policy

If your policy has lapsed (and you have not surrendered it for its net cash surrender value) you may reinstate it up to five years after your policy has lapsed. To reinstate your policy:

•	we must receive your request for reinstatement in writing at our customer service office

•	the insured must be alive on the date the reinstatement takes effect

•	you must show that the insured meets our insurance requirements

•	you must repay or reinstate any outstanding policy debt with 8% interest. Interest will be compounded annually

•

you must pay us the greater of: all overdue policy premiums with 6% interest compounded annually or, 110% of any increase in cash surrender value of your policy due to your policy’s reinstatement, plus any overdue premiums for extra coverage you purchased through riders or for rating charges with 6% interest compounded annually.

Your reinstated policy will have the same policy date, face amount and death benefit option as the policy that lapsed. You will have to re-apply for the Premium Skip Option and the Automatic Premium Loan feature if you want these features available for your reinstated policy.

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Park Avenue Life Policy. These deductions and charges help defray certain costs associated with the policies:

•

the cost of underwriting, issuing and maintaining the policies, including preparing and sending billing notices, reports and policy owner statements, communications with insurance agents and other overhead costs

•	the risk that those insured under the policies may not live as long as we estimated when we issued the policy, and our administrative expenses may be higher than expected

•	the cost of paying death benefits, especially in the early policy years when the policy account value may be far below the death benefit we pay if the insured dies

•

our sales and promotional expenses, commissions, and local, state and federal taxes, including premium taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction.

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular policy. For example, the sales portion of the premium charges and the surrender charge may not cover all of our actual sales expenses for the policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed, or maximum charge, and a current charge. The guaranteed or maximum charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current

Reinstating your

policy

If your policy has lapsed, you may reinstate it up to five years after lapse, subject to certain conditions described in the text.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	23

charge up to the maximum charge. We will tell you if we increase these charges. Once deductions and charges are taken from your policy they do not contribute to the value of your policy.

All of the deductions and charges are summarized and explained below.

Contact us for more information about the deductions and charges. For information regarding compensation paid for the sale of the policies, see Distribution of the policies.

TRANSACTION FEES

When you ask us to make certain transactions, we will take a transaction deduction from your policy account value. Except as described differently below, we will make these deductions from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

DEDUCTIONS AND CHARGES AFFECTING POLICY PREMIUMS AND UNSCHEDULED PAYMENTS

Policy premium assessments

Policy premium assessments are charges we add to your basic scheduled premium, which together make up your policy premium. They cover the cost of any additional coverage you have added to your policy through riders, or any rating charges. Policy premium assessments may change if you change the riders attached to your policy, or if the circumstances that gave rise to rating charges change. Amounts deducted as policy premium assessments are not subject to the premium tax charge, Deferred Acquisition Cost tax or premium sales charge. See below. We deduct this amount from each policy premium, but not from unscheduled payments.

Modality Charges

The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Payment frequency	Factor	Difference in cost from paying your premiums annually
Semi-annual	.515	3.00% more
Quarterly	.26265	5.06% more
Monthly	.085833	3.00% more

Premium tax charge

A premium tax charge of 2.5% is deducted from each basic scheduled premium and any unscheduled payments you make to cover premium taxes imposed by the states and jurisdictions where the policy is sold. The charge of 2.5% is charged on all policies regardless of the premium taxes actually charged by the jurisdiction in which you live. Premium taxes vary by jurisdiction and currently range up to 5%. We impose a charge of 2.5% regardless of the premium tax rate in effect in any jurisdiction. Thus the

24	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

premium tax charge deducted from your policy may exceed the tax your jurisdiction would have imposed. We reserve the right to increase this charge if the premium tax that we pay increases. This charge may not be claimed as a tax deduction because the premium taxes are incurred by GIAC.

Deferred Acquisition Cost (DAC) tax charge

This 1% charge is deducted from each basic scheduled premium and any unscheduled payments you make. We believe the charge is reasonable in relation to the increased federal income tax burden under Section 848 of the Internal Revenue Code from our receipt of policy premiums and unscheduled payments. We reserve the right to increase this charge to reflect any changes in our federal income tax burden. See GIAC’s taxes. Like the premium tax charge, DAC tax charges are not tax deductible.

Premium sales charge

A charge of 6% is deducted from each basic scheduled premium and any unscheduled payments you make, after the deduction of any handling fees. Except on policies issued for those insured at ages 78, 79 or 80, this charge will fall to 3% after you have paid an amount equaling 12 annual basic scheduled premiums in basic scheduled premiums and unscheduled payments. Policy premium assessments are not counted towards this total. For policies issued at age 78, this charge will fall to 3% after you have paid an amount equaling 11 annual basic scheduled premiums in basic scheduled premiums and unscheduled payments. For policies issued at ages 79 and 80, the reduction will take effect after you have paid an amount equaling 10 annual basic scheduled premiums.

This charge covers sales and promotional expenses, such as commissions, advertising, and the cost of preparing sales literature and prospectuses. We may also use some of the proceeds from other charges to cover these costs. See Deductions from the Separate Account and Transaction deductions from the policy account value.

Surrender charges

During the first 12 years of your policy, you pay a surrender charge if you:

•	surrender your policy

•	reduce the face amount either by asking us to reduce it or through a partial withdrawal

•	let your policy lapse.

The amount of your surrender charges depends on the policy year in which the event occurs. They consist of a deferred administrative charge and a deferred sales charge. The deferred administrative charge covers costs which are not recovered through monthly policy and administration charges, such as the costs of processing applications, conducting medical examinations, determining insurability and establishing records. The charge is $4.80 per $1000 of your policy’s face amount, declining to zero after the 12th policy year for insureds between ages 35 and 80 when the policy is issued. This charge is generally lower for those under age 35 when the policy begins.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	25

Policy year
1	36%
2	33%
3	30%
4	27%
5	24%
6	21%
7	18%
8	15%
9	12%
10	9%
11	6%
12	3%
13+	0

The deferred sales charge covers costs which are not recovered through the premium sales charge, such as the expenses related to the sale of Park Avenue Life policies. For policies where the insured is 78 or younger, the deferred sales charge is the lesser of:

•

36% of the annual basic scheduled premium payable in the first policy year, minus the sum of 3% of all basic scheduled premiums and unscheduled payments made up to the date that the deferred sales charge is incurred, plus any sales charges deducted for earlier reductions in your policy’s face amount, or

•	the percentage of the annual basic scheduled premium, as outlined in the chart below, for the policy year in which the charge is applied:

For policies where the insured is 78, 79 or 80 at issue, the deferred sales charge is calculated in a similar way, but declines to zero after 11 years for age 78 and 10 years for ages 79 and 80, because the initial percentage used in the calculations is 33% for age 78 and 30% for ages 79 and 80.

We prorate the surrender charges in connection with a face amount decrease by multiplying the surrender charges by the following fraction to reduce the charges payable:

amount of decrease
face amount just before decrease

We deduct the adjusted surrender charge from the unloaned policy account value, which is your policy account value minus any policy debt. After we deduct any applicable surrender charge, a policy’s net cash surrender value may be zero, particularly in the early policy years.

Together, the premium sales charge and the deferred sales charge form Park Avenue Life’s total sales load. The SEC imposes limits on the total sales load that can be collected in the first two years of a policy if the policy lapses or is surrendered. Accordingly, the maximum sales load that you will pay during the first two policy years is:

•	30% of payments made in the first year that do not exceed one annual basic scheduled premium, plus

•	10% of payments made during the second policy year that do not exceed one annual basic scheduled premium, plus

•	9% of all unscheduled payments made in the first two policy years.

The total sales charge that you pay over the life of your policy will not exceed 9% of the total basic scheduled premiums payable over the shorter of 20 years or the insured’s anticipated life expectancy. Because you can pay more than your policy’s basic scheduled premiums by making unscheduled payments, the period of time in which the maximum sales load is reached may be shorter than outlined above.

Partial withdrawal charge

If you make a partial withdrawal, we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

surrender charges that may apply because the partial withdrawal reduces the face amount. We will deduct this charge, as well as the amount of your withdrawal, proportionately from your unloaned policy account value. This charge is to recover our processing costs.

Premium skip option deduction

If you skip a premium under the Premium Skip Option, we will deduct 90.5% of the amount needed to cover any policy premium assessments from your policy account value that is not being held as collateral for a loan.

Transfer charge

You may transfer your policy account value among the allocation options. If you make more than 12 transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to cover our processing costs.

We will not deduct a transfer charge when:

•	we transfer any excess net premiums and related earnings out of The Guardian Cash Fund (see How your premiums are allocated)

•	you make multiple transfers under your policy’s dollar cost averaging feature

•	you transfer amounts as part of taking or repaying a policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Handling fee

We have the right to charge you a maximum handling fee of $2 for each unscheduled payment you make toward your policy. We deduct this fee from your payment before the premium charges are calculated, and use it to cover the costs of processing your payment. We do not currently charge this fee.

PERIODIC FEES

MONTHLY DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your policy account value in the fixed rate and variable investment options. We do not make these monthly deductions after the policy anniversary closest to the insured’s 100th birthday.

A combination of partial withdrawals, unfavorable investment performance and ongoing monthly deductions can cause your policy account value to drop below zero. Even if this happens, your policy will

Monthly

deductions

We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your investments in the fixed rate and variable investment options.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	27

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies.

not lapse as long as you pay all policy premiums when they are due, and there is no policy debt. However, we will continue to accrue monthly deductions, which will increase the negative balance of your policy account value. While your policy has a negative balance we will calculate the cost of insurance charges based on a policy account value of zero and all net premiums, including net premiums resulting from unscheduled payments, will be used to reduce your policy’s negative balance until your policy account value exceeds zero.

Policy and administration charges

For the first three policy years, you pay a policy charge of $10 per month. After three years the charge is currently $4 per month and is guaranteed never to exceed $8 per month.

For the first 12 years of your policy the monthly administration charge is based on the insured’s age when the policy started, and is a set rate of no more than $0.04 for every $1,000 of your policy’s face amount. This rate applies to policies issued to insureds between the ages of 35 to 80 years. Charges are lower if the insured person is younger than 35 when the policy takes effect. After the 12th year, the administration charge is $0.015 per $1,000 of your policy’s face amount. You will find the actual dollar amount of this charge in your policy.

These charges compensate us for underwriting, issuing and maintaining your policy. We do not expect to generate a profit from these charges.

Guaranteed Insurance Amount charge

This is a monthly charge of $0.01 per $1,000 of your policy’s face amount. It is charged at the same rate for all policies and compensates us for guaranteeing a minimum death benefit even if the investments in your policy perform poorly. You will find the actual dollar amount of this charge in your policy. This charge supports the guarantee that no matter how unfavorable investment performance might be, the death benefit will never be less than the face amount if all policy premiums are paid when due, no partial withdrawals are taken and there is no policy debt.

Cost of insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex and premium class. The maximum that we can charge for each $1,000 of net amount at risk is set out in your policy and is based on the 1980 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies. The cost of insurance rates for non-smokers are lower than the rates for smokers at most attained ages. The cost of insurance rate generally increases as the insured ages. Our current cost of insurance rates are lower than the guaranteed maximum.

We calculate the cost of insurance charge by multiplying your policy’s net amount at risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The net amount at risk reflects the difference between the death benefit and the policy

28	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

account value. The net amount at risk is affected by investment performance, loans, payments of premiums, fees and charges under the policy, death benefit option chosen, partial withdrawals, and decreases in face amount. Your net amount at risk is determined after all other monthly deductions have been withdrawn from your policy account.

We may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed maximum rate listed in your policy.

OTHER CHARGES

Interest on policy loans

If you have outstanding policy debt, we charge simple interest that accrues daily at an annual rate of 8%, payable in arrears. Interest is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to your policy debt.

Deductions from the Separate Account

Mortality and expense risk charge

We will deduct a daily charge, based on an annual rate of 0.60% of the average daily net assets of the variable investment options, to cover the mortality and expense risks that we assume for Park Avenue Life policies. This charge will never be more than 0.90%. It covers the risk that those insured under Park Avenue Life policies may not live as long as we estimated when we issued the policy, and that our administrative expenses may also be higher than we estimated. If the amount we collect is higher than our expenses, we may generate a profit on this charge. We may use any profit to cover the cost of selling Park Avenue Life policies.

Income tax charge

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and deductions tables of this prospectus and described in more detail in each fund’s prospectus.

Redemption Fees

We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	29

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums and policy account value are allocated. There are several variable investment options and a fixed-rate option. You may choose up to seven allocation options at any time.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your net premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for the portion of your policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your net premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 36 investment divisions, each corresponding to a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on November 18, 1993 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws.

Our Separate Account is registered with the SEC as a unit investment trust – a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets.

GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account.

30	PROSPECTUS	YOUR ALLOCATION OPTIONS

Such assets can include GIAC’s direct contributions to the Account, accumulated charges for mortality and expense risks or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy account values, GIAC may transfer them from the Separate Account to its general account. GIAC is obligated to pay all amounts promised to policyowners under the Policies.

Each mutual fund is briefly described below. Complete information can be found in the fund prospectuses. You may request copies of the prospectuses from your registered representative or by calling 1-800-441-6455.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.

Investment objectives and policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund. There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds. You should read these prospectuses carefully and keep them for future reference. The AllianceBernstein, American Century, Fidelity, Gabelli, Invesco, Janus, MFS, and Value Line funds are not affiliated with GIAC.

Obtaining prospectuses

You may request copies of the prospectuses from your registered representative or by calling 1-800-441-6455.

YOUR ALLOCATION OPTIONS	PROSPECTUS	31

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor and Principal Business Address	Subadvisor
RS Large Cap Alpha VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies, those within the range of the Russell 1000 Index.	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)	Normally invests at least 95% of its net assets in common stocks of companies in the S&P 500 Index, which emphasizes large U.S. companies	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Partners VIP Series	Long-term capital appreciation.	Principally, equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index that the investment team believes possess improving returns on investment capital.	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111
RS Investment Quality Bond VIP Series	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage backed and asset-backed securities, and obligations of the U.S. government and its agencies	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Money Market VIP Series	Seeks as high a level of current income as is consistent with liquidity and preservation of capital.	U.S. dollar-denominated high-quality, short-term instruments	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS International Growth VIP Series	Long-term capital appreciation.	Common stocks and convertible securities issued by foreign companies; does not usually focus its investments in a particular industry or country	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111	Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland
RS Emerging Markets VIP Series	Long-term capital appreciation.	Common stocks and convertible securities of emerging market companies whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111	Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland
RS Small Cap Growth Equity VIP Series	Long-term capital growth	Common stocks of companies with small market capitalization which the investment team defines as those with market capitalizations of $3 billion or below at the time of initial purchase.	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111

32	PROSPECTUS	YOUR ALLOCATION OPTIONS

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor and Principal Business Address	Subadvisor
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Long-term growth of capital	Securities in a global universe of companies in multiple industries that may benefit from long-term trends. The portfolio’s investments will not be restricted to any particular sector or industry	AllianceBernstein L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Growth and Income Portfolio (Class B)	Long-term growth of capital	Equity securities of companies that the Advisor believes are undervalued	AllianceBernstein L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S companies that are judged likely to achieve superior earnings growth	AllianceBernstein L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that the Adviser believes are undervalued.	AllianceBernstein L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
American Century VP International Fund (Class 1 Shares)	Capital growth	International common stocks with potential for appreciation. The fund invests primarily in securities of companies located in at least three developed countries world-wide (excluding the United States).	American Century Investment Management, Inc. (American Century) 4500 Main Street Kansas City, Missouri 64111
American Century VP Value Fund (Class 1 Shares)	Long-term capital growth with income as a secondary objective	The fund will usually purchase stocks of companies of all sizes that they believe are undervalued at the time of purchase. Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies.	American Century Investment Management, Inc. (American Century) 4500 Main Street Kansas City, Missouri 64111
Fidelity VIP Contrafund® Portfolio (Initial)	Long-term capital appreciation	Normally invests primarily in common stocks. Invests in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Invests in domestic and foreign issuers. Allocates the fund’s assets across different market sectors, using different Fidelity managers. Invests in either “growth” stocks or “value” stocks or both.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Equity-Income Portfolio (Initial)	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceeds the composite yield on the S&P 500 Index®	Normally invests at least 80% of assets in equity securities. Normally invests primarily in income-producing equity securities, which tends to lead to investments in large cap “value” stocks. Potentially invests in other types of equity securities and debt securities, including lower-quality debt securities. Invests in domestic and foreign issuers.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109

YOUR ALLOCATION OPTIONS	PROSPECTUS	33

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor and Principal Business Address	Subadvisor
Fidelity VIP Growth Opportunities Portfolio (Initial)	Capital growth	Normally invests primarily in common stocks. Invests in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks). Invests in domestic and foreign issuers.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP High Income Portfolio (Initial)	High level of current income while also considering growth of capital	Normally invests primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. Potentially invests in non-income producing securities, including defaulted securities and common stocks. Invests in companies in troubled or uncertain financial condition. Invests in domestic and foreign issuers.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Index 500 Portfolio (Initial)	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500®.	Normally investing at least 80% of assets in common stocks included in the S&P 500. Lends securities to earn income for the fund.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109	Geode One Post Office Square Boston, Massachusetts 02109
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers	Gabelli Funds, LLC (Gabelli) One Corporate Center Rye, New York 10580-1422
Invesco V.I. Capital Appreciation Fund (Series I)	Long-term growth of capital	Common stocks	Invesco Advisers, Inc. (Invesco) 1555 Peachtree Street N.E. Atlanta, Georgia 30309
Invesco V.I. Core Equity Fund (Series I)	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of assets (plus borrowings for investment purposes) in equity securities.	Invesco Advisers, Inc. (Invesco) 1555 Peachtree Street N.E. Atlanta, Georgia 30309
Invesco V.I. Utilities Fund (Series I)	Long-term growth of capital and secondarily, current income	Equity securities of issuers engaged primarily in utilities-related industries	Invesco Advisers, Inc. (Invesco) 1555 Peachtree Street N.E. Atlanta, Georgia 30309
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital	The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger well-established companies to smaller, emerging growth companies.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805

34	PROSPECTUS	YOUR ALLOCATION OPTIONS

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor and Principal Business Address	Subadvisor
Janus Aspen Janus Portfolio (Institutional Shares)	Seeks long-term growth of capital in a manner consistent with the preservation of capital	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Enterprise Portfolio (Institutional Shares)	Seeks long-term growth of capital	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Worldwide Portfolio (Institutional Shares)	Effective through May 15, 2011 Seeks long-term growth of capital in a manner consistent with the preservation of capital

Effective through May 15, 2011

The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.

Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Worldwide Portfolio (Institutional Shares)	Effective beginning May 16, 2011 Seeks long-term growth of capital.

Effective beginning May 16, 2011

The Portfolio pursues its investment objective by investing primarily in equity securities, which include, but are not limited to, common stocks, preferred stocks, and depositary receipts of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in foreign equity and debt securities.

Janus Capital Management LLC 151 Detroit Street Denver, Colorado 80206-4805

YOUR ALLOCATION OPTIONS	PROSPECTUS	35

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor and Principal Business Address	Subadvisor
MFS® Growth Series (Initial Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS® Investors Trust Series (Initial Class)	Seeks capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS® New Discovery Series (Initial Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Generally focuses on companies with small capitalizations, but may invest in companies of any size	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS® Research Bond Series (Initial Class)	Seeks total return with an emphasis on current income, but also considering capital appreciation	Invests at least 80% of its net assets in debt instruments such as U.S. and foreign corporate bonds, U.S. and foreign government securities and mortgage-backed and asset-backed securities. Invests primarily in investment grade debt instruments, but may also invest in lower quality debt instruments. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by sectors of the debt market.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS® Research Series (Initial Class)	Seeks capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by broad market sectors.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS® Total Return Series (Initial Class)	Seeks total return	The fund invests in a combination of equity securities and debt instruments.. The fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
Value Line Centurion Fund	Long-term growth of capital	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System	EULAV Asset Management (EULAV) 220 East 42nd Street New York, New York 10017

36	PROSPECTUS	YOUR ALLOCATION OPTIONS

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor and Principal Business Address	Subadvisor
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments	EULAV Asset Management (EULAV) 220 East 42nd Street New York, New York 10017

Some of these funds may not be available in your state.

Some investment advisers (or their affiliates) may compensate GIAC or the Policies’ principal underwriter, our affiliate, Guardian Investor Services LLC (“GIS”), for administration, distribution or other services provided with respect to the funds and their availability through the Policy with revenue sharing payments and/or Rule 12b-1 fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower fees which could lead to better overall investment performance.

As of December 31, 2010 we have entered into arrangements to receive revenue sharing payments and/or Rule 12b-1 fees from each of the following fund complexes (or affiliated entities): RS Investment Management, MFS, American Century, Invesco, Fidelity, Gabelli, AllianceBernstein, Janus and EULAV.

Not all fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed .40% and .25%, respectively, in 2010. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

We may also benefit, indirectly, from assets invested in the RS Variable Products Trust because our affiliates receive compensation from the underlying mutual funds for investment advisory services. Thus, our affiliates receive more revenue with respect to these underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the Policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, we would have imposed higher charges under the Policy.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your policy resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

Addition, Deletion or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new funds or share classes, close existing funds or share classes, or substitute fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent

YOUR ALLOCATION OPTIONS	PROSPECTUS	37

Fixed-rate option

The net premiums you allocate to the fixed-rate option earn a set rate of interest. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which this Policy belongs.

THE FIXED-RATE OPTION

The net premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your net premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed rate option. See Transfers between the investment options. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your net premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options, plus

•	the interest paid on your policy account value in this option, minus

•	any deductions or withdrawals or transfers from the fixed-rate option, including applicable charges

You earn interest at a guaranteed rate, from the date of transfer or allocation until your next policy anniversary, at which time the interest rate for the total amount you have invested in the fixed-rate option is set for the coming year. Because different interest rates may be in effect as you make transfers and contributions throughout the year, your effective interest rate for that year may be a weighted average of the different rates which apply to the portions of your policy account value in the fixed-rate option. Interest accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 4%. We will tell you of any changes in the current interest rate for the fixed-rate option as they occur. We are not obliged to pay more than 4% in interest, although we may choose to do so. Deductions from the fixed-rate option are made from amounts in the fixed-rate option in the order in which they were added, beginning with amounts held there the longest.

38	PROSPECTUS	YOUR ALLOCATION OPTIONS

SPECIAL FEATURES OF YOUR POLICY

POLICY LOANS

After the first year of your policy and while the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan. Your policy’s loan value is:

•	90% of the cash surrender value of your policy on the date we receive your written request, minus

•	the amount of any outstanding policy debt.

You may not take a policy loan during the first year of your policy or if your policy has lapsed and is being continued under the fixed-benefit extended term insurance policy value option.

Except for Automatic Premium Loans, the minimum loan amount is $500. However, if your policy’s loan value is less than $500, we will not process a loan for less than the full amount of your policy’s loan value. Generally, we will pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule). If you are taking an Automatic Premium Loan, you will not actually receive any money. Instead, the proceeds will be used to pay the policy premium that is due.

We will transfer the amount of your loan first proportionately from your policy account value in the variable investment options, and if this is insufficient, from your policy account value in the fixed-rate option, into our loan collateral account.

When taking out a policy loan, you should consider:

•

amounts transferred out of the variable and fixed-rate options and into our loan collateral account are no longer affected by the investment experience, positive or negative, of those allocation options

•	as a result, taking a policy loan will have a permanent effect on your policy account value, even once the loan is repaid in full

•	the amount of your policy that is available for withdrawal or surrender, and your policy’s death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt

•

if your policy is considered to be a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan or using your policy’s Automatic Premium Loan feature. See Tax considerations for a discussion of modified endowment contracts and the effects on policy loans.

Interest on your policy loan

We charge interest at an annual rate of 8% on all outstanding policy debt. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, we will transfer the interest that you owe first proportionately from your policy account value in the variable investment options, and if this is insufficient, from the fixed-rate option, into our loan collateral account, and add that interest to your policy debt.

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan.

Interest on

policy loans

We charge interest at an annual rate of 8% on all outstanding policy debt.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	39

This is called capitalization of loan interest. The maximum amount of loan interest that can be capitalized is 100% of the net cash surrender value.

Amounts in the loan collateral account will earn interest at a minimum annual rate of 6%. Although this means that you are effectively paying a maximum of 2% interest on your policy loans, you are expected to pay the loan interest charged, when it is due.

Repaying your policy loan

You may repay all or part of any outstanding policy debt at any time while the insured is alive and the policy is in force, or has been continued after lapse under the reduced paid-up or variable reduced paid-up insurance policy value options. See Policy value options. Unless your loan repayment is made along with your policy premium, the minimum loan repayment amount is $100 or the outstanding balance of your policy debt, whichever is lower.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any policy debt. We will then increase the amount payable to the beneficiary by the amount of your repayment.

When you make a loan repayment, we transfer out of the loan collateral account the amount of your repayment, minus a proportional amount of any accrued interest owing, plus a proportional amount of any accrued interest we owe you on the amount that was being held in the loan collateral account. Your repayment will be credited first to the fixed-rate option, up to the amount that was deducted for your loan, then into the variable investment options according to your current allocation instructions. The amount credited to the fixed-rate option will earn the interest rate in effect at that time.

Transfers under your policy that are made in connection with policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium tax, DAC tax or premium sales charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than unscheduled payments.

If, on any monthly date, you owe more in loans and interest than your cash surrender value, we will notify you that a loan repayment is required for your policy to remain in force. Your policy will lapse 31 days after the default date set out in our notice if we do not receive:

•	the amount by which your policy debt exceeds the cash surrender value on the monthly date in question, plus

•	10% of the cash surrender value on that monthly date.

If the insured dies before the 31 days are up, we will pay the beneficiary the death benefit proceeds, minus any policy debt and unpaid interest.

40	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

DECREASING THE FACE AMOUNT

After the first policy year, you may request a reduction in your policy’s face amount. To do this we require that:

•	you make your request in writing and we receive it at our customer service office

•	the insured is alive when we receive your request

•	the reduction is at least $10,000 unless it is caused by a partial withdrawal, in which case the partial withdrawal rules apply, and

•	the new face amount is not lower than our minimum face amount, currently $100,000, unless the reduction is caused by a partial withdrawal.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In these cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax laws.

A reduction in face amount can only take effect on a monthly date. This means that we will reduce your face amount on the monthly date next following the date we approve your request. If you reduce the face amount in the first 12 years of your policy, we will deduct a surrender charge from your policy account value, as described in Transaction fees. A partial withdrawal may also result in a reduction in your policy’s face amount.

You cannot increase the face amount of your Park Avenue Life policy.

PARTIAL WITHDRAWALS

After the first year of your policy, you may withdraw part of your policy’s net cash surrender value. You must make your request for withdrawal in writing, and the insured must be alive when you make the withdrawal. The minimum net partial withdrawal is $500.

If we approve your request, it will be effective as of the valuation date we receive it at our customer service office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule, see Policy proceeds and Certain restrictions on payments under the policy. We will not approve or process a partial withdrawal if, after all related charges:

•	your cash surrender value would be less than the benchmark value as of the date of your withdrawal, and

•	your policy would have no net cash surrender value.

We will tell you if these conditions apply.

For each partial withdrawal we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply. This covers our administrative costs.

Decreasing the

face amount

After the first policy year, you may request a reduction in your policy’s face amount.

Partial

withdrawals

After the first year of your policy, you may withdraw part of your policy’s net cash surrender value. The minimum net partial withdrawal is $500.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	41

Surrendering

your policy

You may surrender your policy for its net cash surrender value while the insured is alive. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request.

We will deduct the amount of your withdrawal and any charges as follows:

•	proportionately from the variable investment options in which your policy is invested

•	if these amounts are insufficient to meet your withdrawal request, the remainder of the withdrawal will be deducted from your policy account value in the fixed-rate option.

In addition to reducing your net cash surrender value, partial withdrawals reduce the amount of your policy’s death benefit on a dollar-for-dollar basis, as follows:

•	under Option 1, each partial withdrawal will typically cause an immediate equal reduction in the face amount

•	under Option 2, the reduction in your death benefit will generally be the same as the reduction in your policy’s net cash surrender value.

The tax consequences of making partial withdrawals are discussed under Tax considerations.

SURRENDERING YOUR POLICY

You may surrender your policy for its net cash surrender value while the insured is alive. We will calculate your policy’s net cash surrender value as of the valuation date we receive your written request, which must include your policy, or an acceptable affidavit confirming that you’ve lost your policy, at our customer service office. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request. For exceptions to this general rule, see Policy proceeds and Certain restrictions on payments under the policy. Your policy’s net cash surrender value will be calculated as follows:

•	your policy account value, including any amount held in the Loan Collateral Account, minus

•	any surrender charge, minus

•	any outstanding policy debt, plus

•	any policy premium assessments that you have paid beyond the next monthly date.

42	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

EXAMPLE

Surrender in policy year 5

Male insured, Age 35

Preferred Premium Class, Nonsmoker

Face Amount, $250,000

Annual Policy Premium, $2,225

Assuming, 6% hypothetical gross return: (4.54% net return)*

Policy Account Value	$8,404.97

Deferred Administrative Charge	(800.00)

Deferred Sales Charge	(467.25)

Policy Debt	0

Pre-paid Policy Premium Assessments	0

Net Cash Surrender Value	$7,137.72

*	The net return reflects a daily charge assessed against the separate account for mortality and expense risks equivalent to an annual current charge of 0.60% and the deduction of 0.83%, the arithmetic average of the investment advisory fees and operating expenses incurred by all of the underlying mutual funds during 2010, before giving effect to any applicable expense reimbursements and fee waivers. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein, resulting in a lower net return.

The deferred administrative charge and deferred sales charge are surrender charges, which gradually decline to zero by the end of the 12th policy year. See Deductions and charges. All insurance coverage will end on the valuation date we calculate your policy’s net cash surrender value. For a discussion of the federal tax consequences of surrendering your policy, see Federal tax considerations.

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the valuation date on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our customer service office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form.

If we receive your written or telephonic transfer request on a business day, before the close of business, you will receive that day’s unit values. Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the policy, and will accept the instructions of anyone

Transfers

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	43

who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN, you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

Your net premiums and policy account value may not be invested or allocated to more than seven of our allocation options at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. You may request transfer of a percentage of a variable investment option or a dollar amount. If expressed as a percentage, the percentage must be a whole number. If you make more than twelve transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon

44	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

Information

sharing

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	45

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should be aware that, as required by SEC regulation, we have entered into written agreements with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a fund if the fund identifies you as violating the frequent trading policies established for the fund. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the

46	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your policy account value out of the fixed-rate option once each policy year. We must receive your request within 30 days of your policy anniversary. If we receive your request in the 30 days before your policy anniversary, we will make the transfer on your policy anniversary. If we receive your request in the 30 day period after your policy anniversary, we will make the transfer on the valuation date we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

When you request a transfer from the fixed-rate option, the amounts that you have held in the fixed-rate option longest will be withdrawn first.

The maximum that you may transfer out of the fixed-rate option each policy year is either 33 1/3% of your allocation in the fixed-rate option on the policy anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are low, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

Dollar cost

averaging

Under this option, you transfer the same dollar amount from RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	47

More detailed information about our dollar cost averaging program is available upon request from our customer service office.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options and is payable when we receive proof that the insured has died while the policy was in effect. It will include:

•	the death proceeds based on the death benefit option you have chosen, plus

•	any policy premium assessments paid for coverage beyond the monthly date after the insured’s death, plus

•	the proceeds of any coverage you have added to your policy through riders, plus

•	interest earned on the proceeds, as outlined in your policy, from the date of death to the date the proceeds are paid or applied under a payment option, minus

•	any outstanding policy debt.

If your policy premium is overdue and the insured dies during the grace period, we will calculate the death benefit as though the premium had been paid when due and then deduct the amount that covered the period up to the policy month of the insured’s death.

If the person insured is attained age 100 or older at death, the death proceeds will be the policy account value minus any policy debt as of the date of death.

The death proceeds paid to the beneficiaries may also be adjusted if:

•	the age or sex listed on the policy application is incorrect,

•

the insured commits suicide within two years of either the policy’s issue date, or the date a change in the death benefit from Option 1 to Option 2 (but only for any increase in the death benefit over your policy’s face amount that was a result of the change) takes effect, or

•	there are limits imposed by riders to the policy.

The amount of all other transactions will be calculated as of the end of the valuation period during which we receive the necessary instructions, information or documentation at our customer service office.

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted,

48	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

•	when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest in accordance with state law requirements. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option, and Certain restrictions on payments under the policy.

POLICY VALUE OPTIONS

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. Your other options in this situation are to:

•	request payment of your net cash surrender value, in which case your insurance coverage will end, or

•	reinstate your policy, by following the required conditions (see Reinstatement).

If you choose to continue coverage under a policy value option, you have three choices: fixed benefit extended term insurance (Option A), fixed reduced paid up insurance (Option B), and variable reduced paid up insurance (Option C). Each option has certain restrictions and offers a different level of coverage. For more information about the policy options available under the policy, contact your agent or us for details.

Surrendering a policy value option

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option’s cash value minus any outstanding policy debt. The cash values for the different policy value options are calculated as follows:

•	for Option A the cash value is the then present value of insurance currently provided

•	for Option B the cash value is the total value of the fixed-rate option and the Loan Collateral Account

•	for Option C the cash value is the total value of the fixed-rate and variable investment options, and the Loan Collateral Account.

Any additional benefit riders attached to this policy are disregarded in computing the values of these options unless otherwise stated in the rider.

Policy value

options

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. If you choose to continue coverage under a policy value option, you have three choices, as described in the accompanying text.

Surrendering a

policy value option

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option’s cash value minus any outstanding policy debt.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	49

Exchanging a policy

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life policy, issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

Payment options

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options specified in the accompanying text.

EXCHANGE TO FIXED-BENEFIT INSURANCE

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life policy then being issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements until the later of the insured’s attained age 90 or the second policy anniversary. Under the new policy, your policy value will be held in the issuer’s general account. Your face amount will be the same as under your Park Avenue Life policy on the date you make the exchange; no partial exchanges are permitted. The insured’s age when the Park Avenue Life policy took effect will also be carried over. Before you can make any exchange, however, you must repay any outstanding policy debt on your Park Avenue Life policy.

Depending on the amount being applied to the new policy, there may be a cost or a credit to be paid. The amount being applied to the new policy is calculated as the greater of:

• (a)	the cumulative premiums for your new policy with interest at 6% minus the cumulative policy premiums for your Park Avenue Life policy with interest at 6%, or

• (b)	the guaranteed cash value of the new policy, minus the cash surrender value of your Park Avenue Life policy on the exchange date.

For purposes of calculating cumulative premiums for this policy under (a) above, any withdrawals from the policy will be deducted from the sum of the actual premiums paid to date.

If the greater of these two amounts is less than zero, the issuer of the new policy will pay you an exchange credit. If it is greater than zero, you will have to pay the issuer of your new policy the exchange cost.

The new policy will be issued and effective either on the date we receive your written exchange request at our customer service office along with your policy, or on the date that any exchange cost owing is received by the issuer of your new policy, whichever is later.

If you have waiver of premium or accidental death benefit riders attached to your Park Avenue Life policy, these can also be transferred to your new policy. Other rider benefits are available only with the consent of the issuer of your new policy.

You should consult with legal and tax advisers before exchanging your policy.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options listed below. These include payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is

50	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options up to one year after the insured’s death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

Under a payment option the proceeds of your policy must be paid to a “natural person.” Payments will not be made to his or her estate if they die before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under one of the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6, as well as the amount we pay if the payee cancels a payment option.

For more information about payment options available under the policy, see the Statement of Additional Information or contact our customer service office.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	51

FEDERAL TAX CONSIDERATIONS

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

THIS DISCUSSION of federal tax considerations for your Park Avenue Life policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of the federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. If you are interested in purchasing a policy, taking a policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a policy, particularly so with respect to policies issued on an insured who does not meet our standard insurance requirements. Nevertheless, we believe there is a reasonable basis for concluding that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Park Avenue Life policy, such as your flexibility to allocate premiums and the policy account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

52	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is generally not subject to federal income tax, but may be subject to federal estate taxes or generation skipping transfer taxes. The tax consequences of continuing a policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. How this money is taxed depends on whether your policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. In general, a policy will be classified as a modified endowment contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal or any decrease in face amount, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

•

money that you withdraw from your policy will generally be taxed only if the total that you withdraw exceeds your “investment” in the policy – which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made in order to enable the policy to continue to qualify as a life insurance

Treatment of

policy proceeds

We believe that the death benefits under your policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	53

contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax even if all of your investment in the policy has not been recovered. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your policy, your investment in the Policy is reduced by any amount withdrawn that is not taxed.

•

if you surrender your policy, you will generally be taxed only on the amount by which the value of your policy, including any policy debt, is greater than your investment in the policy. The tax consequences of surrendering your policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible.

•

policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small. You should consult a tax adviser regarding these consequences.

If your policy is considered a modified endowment contract:

•

all distributions other than death benefits including partial withdrawals and surrenders, as well as amounts received from us or from other parties through policy assignments and policy loans will be treated first as distributions of gain taxable as ordinary income; and as a tax free recovery of your investment in the Policy only after all the gain in the contract has been distributed

•

all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•

a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same person is being insured

54	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

(a change of the insured under a policy is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. Your policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure (i) that they continue to qualify as life insurance under the Internal Revenue Code, and (ii) that policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Park Avenue Life Policy, please consult a legal or tax adviser.

ESTATE AND GENERATION-SKIPPING

TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the policy will be included in your gross estate.

Also, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012 , these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax

Transfer taxes

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	55

rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate was 45% and the estate tax exemption was $3,500,000.

The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

Park Avenue Life policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances. If you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should first consult a tax advisor regarding your specific circumstances.

Non-individual owners and business beneficiaries of policies – If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split-dollar arrangements. Any business should consult with a qualified tax adviser before buying a policy, and before making any changes or transactions under the policy.

We recommend that anyone considering buying a Park Avenue Life policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

56	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

Employer-owned life insurance contracts – Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax. Corporate policyowners should consult their own tax advisers as to whether they are subject to the alternative minimum tax, and, if so, what impact ownership of the Policy will have on their alternative minimum tax liability.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

Possible tax law

changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	57

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account that support account values. The operations of the Separate Account are reported on our federal income tax return, which is then consolidated with that of our parent company, Guardian Life.

We currently charge a 1% federal tax charge on all basic scheduled premiums and any unscheduled payments you make. This covers our increased corporate income tax burden under Section 848 of the Internal Revenue Code, which requires all life insurance companies to amortize certain expenses over a 10-year period. See Deductions from policy premiums and unscheduled payments.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the policy.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life insurance purchases by residents of Puerto Rico – The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life insurance purchases by nonresident aliens and foreign corporations – The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

58	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Park Avenue Life policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. Because of this proportional voting, a small number of policyowners could control the outcome of a vote. This proportion could include policyowners and contractowners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your policy account value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	59

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due.

LIMITS TO GIAC’S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due. If you change your policy’s death benefit from Option 1 to Option 2, we have two years to challenge any increase in the death benefit that results from this change. If we are successful in our challenge, your death benefit will revert to what it would have been under Option 1.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the policy and any rider premium payment, using the correct age or sex. Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Park Avenue Life policy with the same benefits for men and women.

Suicide exclusion

If the insured commits suicide within two years of the policy’s issue date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of i) the net cash surrender value as of the date of death, or ii):

•	the policy premiums paid, plus

•	any unscheduled payments made, minus

•	any policy debt, minus

•	any partial withdrawals and any related charges.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of Park Avenue Life policyowners and their beneficiaries, or are appropriate for the policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policy-owners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

•	de-registering the Separate Account under the 1940 Act

•

transferring the assets from one division of the Separate Account into other divisions, or to one or more Separate Accounts, or to our general account, and adding, combining, or removing investment divisions in the Separate Account

•

substituting the shares of one mutual fund held through the Separate Account for shares of a different class in the same mutual fund, shares of a different mutual fund, or any other investment allowed by law

60	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

•	adding to, suspending or eliminating your ability to direct how your net premiums are invested, or to transfer your investments among the variable investment options or the fixed-rate option

•	changing the way we make deductions or collect charges, consistent with the limits outlined in the policy

•	changing the policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the policy

•	making any changes necessary to the policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing policy value or the investment of future premium payments, or both. We may close sub-accounts to allocations of premium payments or policy account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers.

We also reserve the right to take actions that might be required by applicable laws designed to counter terrorism and prevent money laundering. In certain circumstances these laws might require us to reject a premium payment and/or block or “freeze” your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your policy to government regulators.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this by the later of:

•	10 days of receiving your policy, or

•	45 days of signing Part 1 of your completed policy application

•	10 days after the postmarked date on any Notice of Withdrawal Right that we mail you.

Longer “free look” periods may apply in some states. Policies issued in these states will include the applicable “free look” period. If a cancellation notice is sent by mail, it will be effective on the date of the postmark.

Once we receive your notice, we will refund all of the premiums and unscheduled payments you have made towards your policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	61

OTHER INFORMATION

DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the policies. GIS is affiliated with us. GIS acts as principal underwriter of Park Avenue Life policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. The Park Avenue Life policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker-dealer firms with which GIAC has entered into agreements to sell the policies, including Park Avenue Securities LLC, a wholly-owned subsidiary of GIAC.

We pay commissions for the sale of the policies. GIAC agents receive a maximum sales commission of:

•	50% of the policy premium paid for the first policy year, then

•	5% of the policy premiums paid for policy years two through ten, and

•	2% of the policy premiums paid for policy years thereafter.

In addition, GIAC pays a commission of no more than:

•	3.5% of each unscheduled payment in the first ten policy years, and

•	2% of any unscheduled payments thereafter.

You are not charged directly for commissions or other compensation paid for the sale of the policies, but commissions and other compensation are considered by GIAC in setting the levels of the charges that you do pay under the policy.

We may also compensate our agents in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Supplemental benefits and riders

We offer several riders or additional benefits that you can add to your policy. Certain of these riders are subject to age and underwriting requirements.

We currently offer the following riders under the policy:

•	Adjustable Renewable Term rider

•	Waiver of Premium rider

•	Guaranteed Purchase Option

•	Accidental Death Benefit rider

•	Simplified Insurability Option rider.

62	PROSPECTUS	OTHER INFORMATION

The benefits provided by each of these riders are summarized in Appendix B to this prospectus. These riders may not be available in all states.

Reinsurance arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the policies’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to GIAC, and no policyowner shall have any right of action against any reinsurer.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See How your premiums are allocated and Transfers Between the Investment Options for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy

OTHER INFORMATION	PROSPECTUS	63

administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Park Avenue Life policy estimates different risks for men and women in establishing a policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Park Avenue Life policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a policy were frozen, the policy account value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your policy to government agencies and departments.

ILLUSTRATIONS

Illustrations can help demonstrate how the policy operates, given the policy’s charges, investment options and any optional features selected, how you plan to accumulate or access policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the policy’s death benefits, cash surrender values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representatives or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation. Personalized illustrations will use an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and

64	PROSPECTUS	OTHER INFORMATION

waivers incurred during 2010. Please note that a decline in a mutual fund’s average net assets during the current fiscal year as a result of market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized in the illustration.

LEGAL PROCEEDINGS

Currently, there are no legal proceedings that are likely to have a material adverse effect on the Separate Account, the ability of GIS to perform under its agreement to serve as principal underwriter of the Policies, or on GIAC’s ability to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

OTHER INFORMATION	PROSPECTUS	65

APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Age

The insured’s age on his or her birthday closest to the date the policy takes effect.

Attained age

The insured’s current age plus the number of policy years completed since the policy date.

Basic Policy

The policy without any additional riders.

Basic scheduled premium

A regularly scheduled payment that you must make in order to keep your policy in force. It is set out in your policy and does not include charges for any additional coverage provided by riders that you may add to your policy, or rating charges if the insured does not meet our insurance requirements for standard insurance when we issue your policy.

Benchmark value

Benchmark value is a hypothetical measure we use to assess the adequacy of the funding level in your policy account over time. It is based on assumptions about the basic scheduled premium and insurance charges you would pay, as well as the net rate of return your account would be expected to earn. Benchmark values for each policy anniversary date are set out in the policy.

During the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value and 2) the amount that would cause your policy account value to at least equal the benchmark value at the end of the guaranteed premium period, assuming that:

•	the policyowner paid basic scheduled premiums, when due, throughout the guaranteed premium period

•	the policy had a face amount of $250,000 and premiums were paid annually

•	we charged the current cost of insurance charges, and

•	the policy account value earned an annual gross return of 6.59% throughout the guaranteed premium period.

After the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value plus the product of 0.955 and the difference between the maximum basic scheduled premium and the basic scheduled premium payable during the guaranteed premium period for the current face amount, and 2) the amount that would cause your policy account value to at least equal your policy’s face amount on the policy anniversary nearest the insured’s 100th birthday, assuming that:

•	the policyowner paid basic scheduled premiums for the current face amount until the policy anniversary nearest the insured’s 100th birthday

66	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

•	the policy had a face amount of $100,000 and premiums were paid monthly
•	the policyowner paid all basic scheduled premiums, made no unscheduled payments and took no loans or withdrawals

•	we charged the current cost of insurance charges and the maximum rate of any other charges and deductions, and

•	the policy account value earned an annual net return of 4% throughout the life of the policy.

To calculate the benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that the date is between these anniversaries. This is the interpolated benchmark value.

Business day

A day on which the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4 p.m. New York time, or, if earlier, the close of the New York Stock Exchange.

Customer service office

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office, P.O. Box 26125, Lehigh Valley, PA 18002-6125, 1-800-441-6455

Face amount or Guaranteed insurance amount

The minimum amount that you will receive on the death of the insured, until the policy anniversary closest to the insured’s 100th birthday, as long as:

•	you pay all policy premiums when they are due, except those skipped under the Premium Skip Option

•	you don’t make any partial withdrawals, and

•	you don’t have any policy debt outstanding.

The Guaranteed Insurance amount is set out in your policy. The minimum for a policy is currently $100,000.

Guaranteed premium period

The period during which your basic scheduled premiums will remain the same. This period begins on the policy date and ends on the later of the policy anniversary closest to the insured’s 70th birthday or the 10th policy anniversary.

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue date

The date your policy is issued at GIAC’s customer service office.

APPENDICES	PROSPECTUS	67

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Loan collateral account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken. The loan collateral account is equal to the loan.

Monthly date

The same date in each month as the policy date, or the last day of a month if that is earlier.

Net amount at risk

The difference between the policy account value and the amount that you would be paid under the policy’s death benefit.

Net premium

The amount that remains from your premium payment or unscheduled payments after we deduct premium charges.

Policy account value

The sum of the values attributable to a policy which is allocated to the variable investment options, the fixed-rate option and the loan collateral account.

Policy anniversary

The same date each year as the policy date.

Policy date

The date your policy comes into effect. This date is used to measure policy months, policy years, policy anniversaries, and monthly dates.

Policy debt

All unpaid policy loans, plus the accumulated and unpaid interest on those loans.

Policy review date

The monthly date before your policy anniversary.

Tabular account value

The value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy’s benchmark values. The tabular account value is equal to the policy account value that would result assuming that:

•	the policy had a face amount of $100,000

•	premiums were paid monthly

•	the policyowner paid the basic scheduled premium during the guaranteed premium period and the maximum basic scheduled premium thereafter

68	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

•	we charged the guaranteed charges beginning on the policy date, and

•	the policy account value earned an annual net return of 4% throughout the life of the policy.

To calculate your tabular account value on a given day, we will take the tabular account values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your date is between these anniversaries. This is the interpolated tabular account value.

Valuation date

Any date on which the New York Stock Exchange is open for trading and GIAC is open for business. Valuations for any date other than a valuation date will be made on the next valuation date.

Valuation period

The period between two successive valuation dates, beginning after 4 p.m. New York time, or the close of the New York Stock Exchange if earlier, on one valuation date, and ending at 4 p.m. New York time, or the close of the New York Stock Exchange if earlier, on the next valuation date.

APPENDICES	PROSPECTUS	69

APPENDIX B

ADDITIONAL BENEFITS BY RIDER

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are included in the policy premium charged to a Park Avenue Life policyowner, but rider premiums are not allocated to the variable investment options or fixed-rate option under the policy. The benefits provided by the riders are fully described in the riders and summarized here. These riders are available only at the time of issuance of the policy.

Waiver of Premium — This rider provides for the waiver of Policy Premiums while the insured is totally disabled.

Accidental Death Benefit — This rider provides additional insurance coverage if the insured’s death results from accidental bodily injury.

Guaranteed Purchase Option — This rider provides the policyowner the right to purchase additional insurance policies on the insured’s life without evidence of insurability on the policy anniversaries nearest certain birthdays of the insured (the “Option Dates”) or within specified time periods of qualifying life events (“Alternate Option Dates”) provided (i) all policy premiums are paid to the applicable Option Date or Alternate Option Date, (ii) written application and evidence of insurability satisfactory to the issuer and the first premium for the new policy are received as set forth in the rider, (iii) if applicable, satisfactory evidence of the qualifying life event accompanies the application.

Simplified Insurability Option — This rider allows the policyowner to purchase additional policies on certain policy anniversaries (“Option Dates”) provided: (i) all policy premiums are paid to the applicable Option Date, (ii) written application and evidence of insurability satisfactory to the issuer are received as set forth in the rider, and (iii) policy premiums are not being waived under a waiver of premium rider.

Adjustable Renewable Term (ART) Insurance — This rider provides term insurance for one year periods. By adding an ART rider to a Park Avenue Life policy, a policyowner can increase the insurance coverage provided by the entire contract. Generally, term insurance is intended to fill a temporary insurance need, and permanent (whole life) insurance is intended to fill long-term insurance needs. Term insurance is generally more economical for short periods, while permanent insurance is generally more economical over longer periods. If a policyowner has a short-term need for more insurance protection, it may be in his or her interest to supplement a Park Avenue Life policy with an ART rider. When the need abates, the rider can be terminated without triggering surrender charges, which are imposed when the policy’s coverage is reduced during the first 12 policy years. See Decreasing the Face Amount and Deductions and Charges.

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your policy would be in your best interest.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

70	PROSPECTUS	APPENDICES

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT CHARGES

PERFORMANCE INFORMATION

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT K

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

SAI–CONTENTS	PROSPECTUS	71

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Room, 100 “F” Street, NE, Washington, D.C. 20549. (Direct questions to the SEC at 202-551-5850).

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our customer service office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

3900 Burgess Place

Bethlehem, PA 18017

If you need information on your policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illustrations, available free of charge.

Investment Company Act File No. 811-08736

72	PROSPECTUS	BACK COVER PAGE

PARK AVENUE LIFE

Issued Through The Guardian Separate Account K of The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2011

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account K (marketed under the name “Park Avenue Life”) dated May 1, 2011.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125

Lehigh Valley, Pennsylvania 18002-6125

1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

Pub3762        (5/11)

B-1

ABOUT GIAC

Your Park Avenue Life policy is issued, through its Separate Account K (Separate Account or Separate Account K), by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2010, our total admitted assets (Statutory basis) exceeded $10.2 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2010, Guardian Life had total admitted assets (Statutory basis) in excess of $33.1 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004-2616.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Park Avenue Life policies, and does not guarantee the benefits provided by the policy.

The Guardian Separate Account K was established by GIAC’s Board of Directors on November 18, 1993 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own certain fixed-benefit life insurance policies issued by us or by Guardian Life, you may be able to buy a Park Avenue Life policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a Park Avenue Life policy or if your fixed-benefit policy contains a rider to permit you to purchase a Park Avenue Life policy. You may also be able to convert to a Park Avenue Life policy if your existing policy contains appropriate riders. In this case you may have to meet minimal insurance requirements.

If you have a convertible term policy, or a whole life policy with a convertible term rider, you may receive a credit of up to one basic scheduled premium if you convert it to a Park Avenue Life policy.

Changing Your Death Benefit Option

If you are changing your death benefit from Option 1 to Option 2, the insured will have to meet our insurance requirements for issuing a policy at the time of the change. This is because the change will increase your death benefit by any positive amount by which the policy account value exceeds your policy’s benchmark value on the date the change takes effect. Your death benefit will decrease by this amount if you change from Option 2 to Option 1.

Net Investment Factor

We calculate the unit value of each variable investment option on each business day by multiplying the option’s immediately preceding unit value by the net investment factor for the valuation period. We calculate the net investment factor as follows on each valuation period:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current valuation date, plus

•	the amount per share of any dividends or capital gains distributed by the fund on that valuation date, divided by

•	the net asset value of one share of the same mutual fund for the immediately preceding valuation period, minus

•	the total daily charges we deduct from the Separate Account to cover mortality and expense risks, which will not exceed .00002477% per day or 0.90% annually, and any federal, state or local taxes.

Currently, we do not make daily deductions from the Separate Account to cover income taxes.

The prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

B-2

Decreasing the Face Amount

A partial withdrawal may also result in a reduction in your policy’s face amount. See Partial Withdrawals.

Your death benefit option will determine how your policy is affected by a reduction in the face amount due to a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your policy’s face amount

•

under Option 2, a partial withdrawal will not reduce your policy’s face amount so long as your policy account value is higher than the current benchmark value. However, the amount of your death benefit will decline with each partial withdrawal.

When you reduce your policy’s face amount, we reduce the premiums, benefits and certain charges that are calculated using the face amount. These include:

•	your basic scheduled premium

•	your policy’s benchmark values

•	surrender charges

•	policy account value

•	your monthly deductions

•	the variable insurance amount, and

•	any additional rider coverage (if the resulting death benefit for a rider is less than the minimum issue amount, we will terminate the rider).

We will send you new policy pages reflecting the changes resulting from your reduction in the face amount.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In those cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax laws. See Federal tax considerations.

You cannot increase the face amount of your Park Avenue Life policy.

Dollar Cost Averaging

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in and it must remain in effect for at least 12 months. Amounts will be transferred automatically on each monthly date from RS Money Market VIP Series into the variable investment option or options you have chosen.

Before the program can begin, you must submit an authorization form. Your policy account value in RS Money Market VIP Series also must equal your monthly transfer amount multiplied by the number of months you have chosen (for example, $100 per month x 12 months = $1,200). We will tell you if you have not met this requirement, and will not begin the program until you have. You can extend the dollar cost averaging program beyond the initial number of months chosen by adding to your policy account value in RS Money Market VIP Series.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends,

•

your policy account value in RS Money Market VIP Series is insufficient to cover your monthly investment in the variable investment options you have chosen. If this happens we will divide what you have in the variable investment option invested in RS Money Market VIP Series proportionately among the variable investment options you have chosen, leaving a balance of zero in RS Money Market VIP Series,

•	you tell us in writing to end the program, and we receive this notice at least three valuation dates before the next scheduled transfer, or

B-3

•	your policy lapses or you surrender it, or

•	a policy value option takes effect.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three valuation dates before your policy’s next monthly date.

More detailed information about our dollar cost averaging program is available upon request from our customer service office.

Policy value options

Policy Value Option A  (non-participating fixed benefit extended term insurance) is the automatic option if you do not request payment of your net cash surrender value, reinstate your policy, or choose another option. It provides coverage for a limited term. It is not available if your policy was issued in premium class 3 or higher, if we have imposed temporary rating charges. No further premiums will be due, no unscheduled payments or partial withdrawals will be permitted and no further monthly deductions will be taken when Option A is in force.

Policy Value Option B  (non-participating fixed reduced paid up insurance) will be used if you do not qualify for Option A, or if Option B would provide the same or greater insurance coverage than Option A. It provides lifetime coverage. If this option is used, the net cash surrender value of your policy is transferred irrevocably to the fixed-rate option. No further premiums will be due and no unscheduled payments are permitted under Policy Value Option B. We will deduct the monthly cost of insurance charge from the fixed-rate option when Option B is in force.

Policy Value Option C  (non-participating variable reduced paid-up insurance) continues coverage for the lifetime of the insured. Because this option allows you to invest in both the variable and fixed-rate investment options, your death benefit may reflect the performance of the variable investment options.

The initial death benefit is the coverage you could have bought for the policy’s cash surrender value for the attained age, sex and premium class of the insured.

To qualify for Option C, the insured under your policy must have been in a standard or better premium class when the policy was issued, the policy must have been in force for at least one policy year, and your cash surrender value must be at least $10,000 on the default date. If you apply for Option C and do not qualify, you will be provided coverage under Policy Value Option B.

Under Option C, you may continue to make transfers among the variable investment options and the fixed-rate option, as with your original Park Avenue Life policy. Unlike your original policy, this option does not have a guaranteed minimum death benefit. If your variable investment options perform poorly, or if you take partial withdrawals or loans from Option C, the death benefit may be reduced or eliminated. If the cash value of your policy declines to zero, there will be no death benefit and this option will lapse.

You do not make premium payments and you cannot make unscheduled payments under Option C. We will deduct the monthly cost of insurance charge, any loan interest charges, and any transfer charges, from the value of your Option C policy. If your policy had outstanding loans or interest when it lapsed, you may ask us to deduct these from the value of the investments held in your policy before we transfer your investments to the fixed-rate option. If you choose not to repay any outstanding loans or interest when this option takes effect, or if you take out new loans, these will be governed by your Park Avenue Life policy’s rules regarding policy loans.

Payment Options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%. We will calculate any additional interest that is to be paid annually, and add it to our monthly interest payment.

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year. We will make annual payments of any additional interest that we owe you.

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Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the minimum payments will include interest at 3% per year. We will make annual payments of any additional interest that we owe you.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Assigning the Rights to Your Policy

You may assign the rights under your Park Avenue Life policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your policy’s rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to:

•	change the policyowner or beneficiary

•	change a payment option, and

•	direct where your net premiums will be invested or make transfers among the fixed-rate and variable investment options.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this policy. No agent has the authority to:

•	change this policy

•	waive any provision of this policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your policy account value. To obtain more information about these other policies, contact our customer service office or your registered representative.

Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the Park Avenue Life policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of FINRA. Under this

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agreement we paid through GIS for the sale of products issued by the Separate Account a total of $447,634 in 2008, $266,733 in 2009 and $154,255 in 2010. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004-2616.

GIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Park Avenue Life policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Park Avenue Life policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other Agreements

We have entered into several other agreements, including:

•	an agreement with EULAV under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and

•

agreements with RS Investment Management, MFS, Invesco, American Century, Fidelity, Janus, Gabelli, EULAV and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12b-1 fees from the funds.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Park Avenue Life policies under a group or sponsored arrangement.

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for policies bought under group or sponsored arrangements including policies issued in connection with certain business insurance arrangements. We may, for instance, sell policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We

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may reduce or waive policy charges and deductions in accordance with the rules in effect as of the date an application for a policy is approved. In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

•	the expected number of participants

•	the expected amount of premium payments

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual policy, but are made equally to all policies where the insured people are of the same attained age, sex, policy or segment duration, and premium class. We will increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of policies that are allowed to lapse by their policyowners

•	an increase in state or local premium taxes

•	lower earnings in our general account

Generally, as your net amount at risk increases or decreases each month (for example, due to payments you make or policy transactions you request), so will your cost of insurance charges. If you choose death benefit Option 1, paying policy premiums and making unscheduled payments may reduce your policy’s net amount at risk by increasing the policy account value, assuming that your investments do not fall in value. If you choose death benefit Option 2, paying policy premiums and making unscheduled payments may have the result of increasing your death benefit over the face amount, in which case they will not affect your policy’s net amount at risk.

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ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your policy anniversary each year, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your net premiums, and how much you have invested in each of the allocation options

•	your policy account value, cash surrender value and net cash surrender value

•	the amount you have paid in policy premiums and the charges that we have deducted, since the last anniversary of your policy

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding policy debt that you owe us, and

•	the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. Of these reports, the annual reports will contain audited financial statements.

We will confirm in writing receipt of your policy premiums and any transfers or other transactions. We will also write you to request a premium or loan repayment to keep your policy from lapsing.

If several members of the same household own a Park Avenue Life policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our customer service office.

Advertising Practices

In our advertisements and sales materials for Park Avenue Life policies we may include:

•	articles or reports on variable life insurance in general, or Park Avenue Life specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Advertisements and sales literature about the variable life policies and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps

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These ratings relate only to GIAC’s ability to meet its obligations under the policy’s fixed-rate option and to pay death benefits provided under the policy, not to the performance or safety of the variable investment options.

From time to time, advertisements or sales literature for the Policy may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as is used in illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the illustrations. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Park Avenue Life Policies on September 1, 1995. As such the Policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustration will reflect deductions for each fund’s expenses, and the charges deducted from premium, monthly deductions, and any transaction deductions associated with the Policy in question.

Legal matters

The legal validity of the Park Avenue Life policy, as described in this prospectus, has been confirmed by Richard T. Potter, Jr., Senior Vice President and Counsel of GIAC.

Financial statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Park Avenue Life policies, and not as an indication of the investment experience of the Separate Account.

Experts

The statutory basis balance sheets of GIAC as of December 31, 2010 and 2009 and the related statements of operations, of changes in surplus and of cash flows for each of the two years in the period ended December 31, 2010 and the statement of assets and liabilities of Separate Account K as of December 31, 2010 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2010, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT K

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS Asset Allocation VIP Series Class I

Assets:
Shares owned in underlying fund	2,466,178	218,915	—
Net asset value per share (NAV)	38.03	9.12	—

Total Assets (Shares x NAV)	$93,788,767	$1,996,505	$—
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	22,975	1,511	—

Net Assets	$93,765,792	$1,994,994	$—

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$92,602,308	$1,385,944	$—

Net Assets	$92,602,308	$1,385,944	$—
Units Outstanding	3,894,001	144,649	—
Unit Value (accumulation)	$23.78	$9.58	$—
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$1,163,484	$609,050	$—

Net Assets	$1,163,484	$609,050	$—
Units Outstanding	126,441	60,219	—
Unit Value (accumulation)	$9.20	$10.11	$—
Net Assets: Total
Contract value in accumulation period	$93,765,792	$1,994,994	$—

Net Assets	$93,765,792	$1,994,994	$—

Cost of Shares in Underlying Fund	$73,318,542	$1,866,631	$—

STATEMENT OF OPERATIONS Year Ended December 31, 2010

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS Asset Allocation VIP Series Class I
2010 Investment Income
Income:
Reinvested dividends	$2,047,176	$33,061	$—
Expenses:
Mortality and expense risk charges	530,429	9,396	—

Net investment income/(expense)	1,516,747	23,665	—

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	4,982,912	(233,760)	—
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	4,982,912	(233,760)	—
Net change in unrealized appreciation/(depreciation) of investments	7,000,571	465,299	—

Net realized and unrealized gain/(loss) from investments	11,983,483	231,539	—

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,500,230	$255,204	$—

See notes to financial statements.

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Investment Divisions
RS High Yield Bond VIP Series Class I	RS Low Duration Bond VIP Series Class I	RS Large Cap Value VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Money Market VIP Series Class I	Gabelli Capital Asset

10,042	83,102	—	50,365	325,601	4,221,413	431,874
7.51	10.39	—	12.40	12.32	1.00	18.80

$75,412	$863,425	$—	$624,524	$4,011,404	$4,221,413	$8,119,236

—	1,678	—	1,024	1,414	3,675	2,665

$75,412	$861,747	$—	$623,500	$4,009,990	$4,217,738	$8,116,571

$—	$853,066	$—	$606,231	$3,762,982	$3,809,805	$7,655,692

$—	$853,066	$—	$606,231	$3,762,982	$3,809,805	$7,655,692
—	68,720	—	41,825	168,198	261,404	307,378
$—	$12.41	$—	$14.49	$22.37	$14.57	$24.91

$75,412	$8,681	$—	$17,269	$247,008	$407,933	$460,879

$75,412	$8,681	$—	$17,269	$247,008	$407,933	$460,879
4,159	672	—	1,144	13,084	32,289	23,484
$18.13	$12.92	$—	$15.09	$18.88	$12.63	$19.63

$75,412	$861,747	$—	$623,500	$4,009,990	$4,217,738	$8,116,571

$75,412	$861,747	$—	$623,500	$4,009,990	$4,217,738	$8,116,571

$71,681	$881,792	$—	$480,363	$3,922,128	$4,221,413	$7,364,845

Investment Divisions
RS High Yield Bond VIP Series Class I	RS Low Duration Bond VIP Series Class I	RS Large Cap Value VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Money Market VIP Series Class I	Gabelli Capital Asset

$6,196	$26,934	$—	$—	$149,528	$947	$31,540

—	5,296	—	3,564	24,342	24,719	42,769

6,196	21,638	—	(3,564)	125,186	(23,772)	(11,229)

(584)	12,086	—	(33,706)	79,419	—	(212,605)
—	6,365	—	—	42,713	—	—

(584)	18,451	—	(33,706)	122,132	—	(212,605)
3,040	(2,952)	—	161,771	51,678	—	2,125,773

2,456	15,499	—	128,065	173,810	—	1,913,168

$8,652	$37,137	$—	$124,501	$298,996	$(23,772)	$1,901,939

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The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (continued)

	RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I

Assets:
Shares owned in underlying fund	537,458	272,165	609,292
Net asset value per share (NAV)	19.68	24.48	13.14

Total Assets (Shares x NAV)	$10,577,176	$6,662,593	$8,006,100
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	2,836	2,703	2,290

Net Assets	$10,574,340	$6,659,890	$8,003,810

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$9,734,008	$6,365,657	$7,528,003

Net Assets	$9,734,008	$6,365,657	$7,528,003
Units Outstanding	393,697	134,574	358,943
Unit Value (accumulation)	$24.72	$47.30	$20.97
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$840,332	$294,233	$475,807

Net Assets	$840,332	$294,233	$475,807
Units Outstanding	66,736	7,274	29,226
Unit Value (accumulation)	$12.59	$40.45	$16.28
Net Assets: Total
Contract value in accumulation period	$10,574,340	$6,659,890	$8,003,810

Net Assets	$10,574,340	$6,659,890	$8,003,810

Cost of Shares in Underlying Fund	$9,404,361	$5,862,718	$7,366,524

STATEMENT OF OPERATIONS Year Ended December 31, 2010 (continued)

	RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I
2010 Investment Income
Income:
Reinvested dividends	$165,434	$170,682	$—
Expenses:
Mortality and expense risk charges	55,311	36,615	42,005

Net investment income/(expense)	110,123	134,067	(42,005)

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	425,759	(205,331)	(475,849)
Reinvested realized gain distributions	—	30,687	—

Net realized gain/(loss) on investments	425,759	(174,644)	(475,849)
Net change in unrealized appreciation/(depreciation) of investments	719,738	1,050,658	2,284,912

Net realized and unrealized gain/(loss) from investments	1,145,497	876,014	1,809,063

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,255,620	$1,010,081	$1,767,058

See notes to financial statements.

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Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	Invesco V.I. Capital Appreciation Series I	Invesco V.I. Utilities Series I	Invesco V.I. Core Equity Series I	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B

574,676	570,637	74,981	51,063	178,663	105,763	5,038
11.94	17.96	23.30	14.87	27.03	17.01	27.08

$6,861,630	$10,248,639	$1,747,055	$759,313	$4,829,254	$1,799,035	$136,420

2,895	2,938	1,373	1,132	1,664	1,292	1,395

$6,858,735	$10,245,701	$1,745,682	$758,181	$4,827,590	$1,797,743	$135,025

$6,752,947	$10,009,489	$1,686,121	$737,646	$4,634,303	$1,768,145	$131,874

$6,752,947	$10,009,489	$1,686,121	$737,646	$4,634,303	$1,768,145	$131,874
435,888	369,973	145,217	73,011	338,170	154,220	11,197
$15.49	$27.05	$11.61	$10.10	$13.70	$11.47	$11.78

$105,788	$236,212	$59,561	$20,535	$193,287	$29,598	$3,151

$105,788	$236,212	$59,561	$20,535	$193,287	$29,598	$3,151
14,955	18,334	8,700	1,932	22,007	2,545	254
$7.07	$12.88	$6.85	$10.63	$8.78	$11.63	$12.41

$6,858,735	$10,245,701	$1,745,682	$758,181	$4,827,590	$1,797,743	$135,025

$6,858,735	$10,245,701	$1,745,682	$758,181	$4,827,590	$1,797,743	$135,025

$8,166,740	$10,812,470	$1,598,958	$871,925	$4,325,062	$1,716,469	$113,993

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	Invesco V.I. Capital Appreciation Series I	Invesco V.I. Utilities Series I	Invesco V.I. Core Equity Series I	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B

$134,481	$79,703	$13,353	$26,266	$44,548	$—	$357

36,709	60,048	10,338	4,218	27,068	9,691	875

97,772	19,655	3,015	22,048	17,480	(9,691)	(518)

(768,602)	(437,665)	(38,102)	(109,266)	108,632	(99,902)	(13,087)
—	—	—	—	—	—	—

(768,602)	(437,665)	(38,102)	(109,266)	108,632	(99,902)	(13,087)
2,058,331	1,761,840	279,678	126,804	263,442	301,306	24,121

1,289,729	1,324,175	241,576	17,538	372,074	201,404	11,034

$1,387,501	$1,343,830	$244,591	$39,586	$389,554	$191,713	$10,516

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The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (continued)

	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Value Class B	American Century VP International Class I

Assets:
Shares owned in underlying fund	7,910	71,646	238,352
Net asset value per share (NAV)	18.99	9.75	8.56

Total Assets (Shares x NAV)	$150,209	$698,549	$2,040,290
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	1,063	1,115	1,392

Net Assets	$149,146	$697,434	$2,038,898

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$143,972	$676,175	$2,038,898

Net Assets	$143,972	$676,175	$2,038,898
Units Outstanding	11,422	59,171	135,661
Unit Value (accumulation)	$12.60	$11.43	$15.03
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$5,174	$21,259	$—

Net Assets	$5,174	$21,259	$—
Units Outstanding	390	1,769	—
Unit Value (accumulation)	$13.28	$12.02	$—
Net Assets: Total
Contract value in accumulation period	$149,146	$697,434	$2,038,898

Net Assets	$149,146	$697,434	$2,038,898

Cost of Shares in Underlying Fund	$112,331	$819,267	$2,005,075

STATEMENT OF OPERATIONS Year Ended December 31, 2010 (continued)

	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Value Class B	American Century VP International Class I
2010 Investment Income
Income:
Reinvested dividends	$3,007	$12,452	$44,601
Expenses:
Mortality and expense risk charges	950	4,095	11,604

Net investment income/(expense)	2,057	8,357	32,997

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(11,292)	(77,131)	(62,405)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	(11,292)	(77,131)	(62,405)
Net change in unrealized appreciation/(depreciation) of investments	31,309	136,957	256,969

Net realized and unrealized gain/(loss) from investments	20,017	59,826	194,564

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$22,074	$68,183	$227,561

See notes to financial statements.

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Investment Divisions

American Century VP Value Class I	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity-Income Initial Class	Fidelity VIP Growth Opportunities Initial Class

430,805	4,227	8,885	29,126	356,760	153,319	147,491
5.86	11.00	8.69	11.97	23.88	19.02	17.92

$2,524,516	$46,500	$77,211	$348,638	$8,519,439	$2,916,136	$2,643,035

1,424	—	—	—	3,066	1,980	2,072

$2,523,092	$46,500	$77,211	$348,638	$8,516,373	$2,914,156	$2,640,963

$2,523,092	$—	$—	$—	$8,516,373	$2,914,156	$2,640,963

$2,523,092	$—	$—	$—	$8,516,373	$2,914,156	$2,640,963
141,950	—	—	—	587,482	197,405	256,082
$17.77	$—	$—	$—	$14.50	$14.76	$10.31

$—	$46,500	$77,211	$348,638	$—	$—	$—

$—	$46,500	$77,211	$348,638	$—	$—	$—
—	3,570	3,224	27,391	—	—	—
$—	$13.03	$23.95	$12.73	$—	$—	$—

$2,523,092	$46,500	$77,211	$348,638	$8,516,373	$2,914,156	$2,640,963

$2,523,092	$46,500	$77,211	$348,638	$8,516,373	$2,914,156	$2,640,963

$2,649,438	$52,129	$70,250	$347,152	$9,217,533	$3,231,211	$2,325,513

Investment Divisions

American Century VP Value Class I	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity-Income Initial Class	Fidelity VIP Growth Opportunities Initial Class

$54,497	$367	$1,286	$4,377	$98,003	$49,661	$4,985

15,291	—	—	—	48,949	16,860	14,323

39,206	367	1,286	4,377	49,054	32,801	(9,338)

(254,081)	(1,105)	(16,534)	(2,761)	(802,892)	(239,646)	6,662
—	—	—	—	3,562	—	—

(254,081)	(1,105)	(16,534)	(2,761)	(799,330)	(239,646)	6,662
510,360	5,442	29,234	38,232	1,987,043	585,275	495,947

256,279	4,337	12,700	35,471	1,187,713	345,629	502,609

$295,485	$4,704	$13,986	$39,848	$1,236,767	$378,430	$493,271

B-15

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (continued)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2

Assets:
Shares owned in underlying fund	110,606	50,414	21,583
Net asset value per share (NAV)	5.57	132.39	23.49

Total Assets (Shares x NAV)	$616,074	$6,674,361	$506,981
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	682	2,267	—

Net Assets	$615,392	$6,672,094	$506,981

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$615,392	$6,672,094	$—

Net Assets	$615,392	$6,672,094	$—
Units Outstanding	46,336	471,354	—
Unit Value (accumulation)	$13.28	$14.16	$—
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$—	$—	$506,981

Net Assets	$—	$—	$506,981
Units Outstanding	—	—	33,413
Unit Value (accumulation)	$—	$—	$15.17
Net Assets: Total
Contract value in accumulation period	$615,392	$6,672,094	$506,981

Net Assets	$615,392	$6,672,094	$506,981

Cost of Shares in Underlying Fund	$570,249	$6,662,483	$504,347

STATEMENT OF OPERATIONS Year Ended December 31, 2010 (continued)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2
2010 Investment Income
Income:
Reinvested dividends	$45,901	$120,937	$4,712
Expenses:
Mortality and expense risk charges	3,511	38,953	—

Net investment income/(expense)	42,390	81,984	4,712

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(10,463)	(98,200)	(50,826)
Reinvested realized gain distributions	—	121,884	214

Net realized gain/(loss) on investments	(10,463)	23,684	(50,612)
Net change in unrealized appreciation/(depreciation) of investments	36,947	745,719	121,626

Net realized and unrealized gain/(loss) from investments	26,484	769,403	71,014

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$68,874	$851,387	$75,726

See notes to financial statements.

B-16

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Janus Institutional Shares	Janus Aspen Worldwide Institutional Shares

12,167	5,103	23,497	70,025	45,805	59,794	85,481
18.75	17.78	32.13	38.72	35.74	24.26	30.13

$228,124	$90,728	$754,969	$2,711,383	$1,637,054	$1,450,597	$2,575,550

—	—	—	1,902	1,052	1,011	1,445

$228,124	$90,728	$754,969	$2,709,481	$1,636,002	$1,449,586	$2,574,105

$—	$—	$—	$2,709,481	$1,636,002	$1,449,586	$2,574,105

$—	$—	$—	$2,709,481	$1,636,002	$1,449,586	$2,574,105
—	—	—	372,900	158,140	197,586	373,816
$—	$—	$—	$7.27	$10.35	$7.34	$6.89

$228,124	$90,728	$754,969	$—	$—	$—	$—

$228,124	$90,728	$754,969	$—	$—	$—	$—
17,147	10,181	27,588	—	—	—	—
$13.30	$8.91	$27.37	$—	$—	$—	$—

$228,124	$90,728	$754,969	$2,709,481	$1,636,002	$1,449,586	$2,574,105

$228,124	$90,728	$754,969	$2,709,481	$1,636,002	$1,449,586	$2,574,105

$226,477	$79,004	$649,543	$2,235,223	$1,472,745	$1,251,887	$2,317,007

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Janus Institutional Shares	Janus Aspen Worldwide Institutional Shares

$3,417	$—	$824	$1,837	$5,804	$15,195	$16,071

—	—	—	16,763	10,104	8,623	16,263

3,417	—	824	(14,926)	(4,300)	6,572	(192)

(22,106)	(1,485)	(12,215)	174,889	96,521	27,908	52,042
—	—	2,137	—	—	—	—

(22,106)	(1,485)	(10,078)	174,889	96,521	27,908	52,042
49,715	18,307	178,911	431,871	5,721	147,181	329,691

27,609	16,822	168,833	606,760	102,242	175,089	381,733

$31,026	$16,822	$169,657	$591,834	$97,942	$181,661	$381,541

B-17

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010 (continued)

	Janus Aspen Enterprise Service Shares	Janus Aspen Forty Service Shares	Janus Aspen Janus Service Shares

Assets:
Shares owned in underlying fund	6,734	4,597	6,534
Net asset value per share (NAV)	37.53	35.24	24.03

Total Assets (Shares x NAV)	$252,715	$162,010	$157,009
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$252,715	$162,010	$157,009

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$—	$—	$—

Net Assets	$—	$—	$—
Units Outstanding	—	—	—
Unit Value (accumulation)	$—	$—	$—
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$252,715	$162,010	$157,009

Net Assets	$252,715	$162,010	$157,009
Units Outstanding	16,598	10,307	14,441
Unit Value (accumulation)	$15.23	$15.72	$10.87
Net Assets: Total
Contract value in accumulation period	$252,715	$162,010	$157,009

Net Assets	$252,715	$162,010	$157,009

Cost of Shares in Underlying Fund	$202,295	$141,444	$128,170

STATEMENT OF OPERATIONS Year Ended December 31, 2010 (continued)

	Janus Aspen Enterprise Service Shares	Janus Aspen Forty Service Shares	Janus Aspen Janus Service Shares
2010 Investment Income
Income:
Reinvested dividends	$—	$363	$550
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	—	363	550

2010 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	5,379	4,078	(5,477)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	5,379	4,078	(5,477)
Net change in unrealized appreciation/(depreciation) of investments	46,398	5,705	24,325

Net realized and unrealized gain/(loss) from investments	51,777	9,783	18,848

2010 Net Increase/(Decrease) in Net Assets Resulting from Operations	$51,777	$10,146	$19,398

See notes to financial statements.

B-18

Investment Divisions
Janus Aspen Worldwide Service Shares	MFS Research Bond Initial Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

8,749	63,401	146,825	148,405	59,347	11,708	273,727
29.80	12.66	24.69	20.04	18.31	19.04	18.71

$260,706	$802,655	$3,625,115	$2,974,031	$1,086,651	$222,917	$5,121,433

—	1,125	1,672	1,670	1,131	836	2,610

$260,706	$801,530	$3,623,443	$2,972,361	$1,085,520	$222,081	$5,118,823

$—	$801,530	$3,462,005	$2,894,051	$956,808	$195,570	$4,715,009

$—	$801,530	$3,462,005	$2,894,051	$956,808	$195,570	$4,715,009
—	41,222	230,713	197,529	71,460	20,710	258,949
$—	$19.44	$15.01	$14.65	$13.39	$9.44	$18.21

$260,706	$—	$161,438	$78,310	$128,712	$26,511	$403,814

$260,706	$—	$161,438	$78,310	$128,712	$26,511	$403,814
24,823	—	21,339	7,022	9,030	2,678	24,328
$10.50	$—	$7.57	$11.15	$14.25	$9.90	$16.60

$260,706	$801,530	$3,623,443	$2,972,361	$1,085,520	$222,081	$5,118,823

$260,706	$801,530	$3,623,443	$2,972,361	$1,085,520	$222,081	$5,118,823

$240,976	$740,937	$2,854,899	$2,820,952	$748,802	$180,680	$5,264,837

Investment Divisions
Janus Aspen Worldwide Service Shares	MFS Research Bond Initial Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$1,160	$25,200	$4,095	$34,088	$—	$4,347	$137,818

—	4,924	20,007	16,783	5,748	2,380	28,338

1,160	20,276	(15,912)	17,305	(5,748)	1,967	109,480

388	20,274	198,426	52,152	(32,500)	29,329	(149,503)
—	2,602	—	—	—	—	—

388	22,876	198,426	52,152	(32,500)	29,329	(149,503)
33,041	10,397	275,259	209,661	342,117	18,542	494,054

33,429	33,273	473,685	261,813	309,617	47,871	344,551

$34,589	$53,549	$457,773	$279,118	$303,869	$49,838	$454,031

B-19

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS Asset Allocation VIP Series Class I

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(339,156)	$30,803	$3,244
Net realized gain/(loss) from sale of investments	1,921,036	(279,658)	(99,491)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	16,615,491	703,536	165,153

Net increase/(decrease) resulting from operations	18,197,371	454,681	68,906

2009 Policy Transactions
Net policy purchase payments	11,915,657	350,060	71,699
Transfers on account of death, surrenders and withdrawals	(9,782,190)	(207,636)	(52,386)
Transfers of policy loans	(2,827,202)	(94,737)	(14,676)
Transfers of cost of insurance and policy fees	(5,000,281)	(140,167)	(26,424)
Transfers between investment divisions, net	(1,471,301)	(215,733)	(397,790)
Transfers–other	(7,460)	791	308

Net increase/(decrease) from policy transactions	(7,172,777)	(307,422)	(419,269)

Total Increase/(Decrease) in Net Assets	11,024,594	147,259	(350,363)
Net Assets at December 31, 2008	79,519,649	2,046,674	350,363

Net Assets at December 31, 2009	$90,544,243	$2,193,933	$—

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,516,747	$23,665	$—
Net realized gain/(loss) from sale of investments	4,982,912	(233,760)	—
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	7,000,571	465,299	—

Net increase/(decrease) resulting from operations	13,500,230	255,204	—

2010 Policy Transactions
Net policy purchase payments	10,440,551	306,463	—
Transfers on account of death, surrenders and withdrawals	(11,278,936)	(466,693)	—
Transfers of policy loans	(3,894,969)	(114,580)	—
Transfers of cost of insurance and policy fees	(4,427,292)	(122,642)	—
Transfers between investment divisions, net	(1,100,226)	(56,495)	—
Transfers–other	(17,809)	(196)	—

Net increase/(decrease) from policy transactions	(10,278,681)	(454,143)	—

Total Increase/(Decrease) in Net Assets	3,221,549	(198,939)	—
Net Assets at December 31, 2009	90,544,243	2,193,933	—

Net Assets at December 31, 2010	$93,765,792	$1,994,994	$—

See notes to financial statements.

B-20

Investment Divisions
RS High Yield Bond VIP Series Class I	RS Low Duration Bond VIP Series Class I	RS Large Cap Value VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Money Market VIP Series Class I	Gabelli Capital Asset

$4,030	$25,528	$515	$(2,872)	$145,529	$(22,787)	$13,698
(7,398)	11,471	(184,696)	(115,731)	9,537	—	(761,946)
—	—	—	—	26,161	—	4,239
20,094	(11,352)	275,108	257,862	235,763	—	2,663,856

16,726	25,647	90,927	139,259	416,990	(22,787)	1,919,847

13,220	68,922	46,756	67,227	525,009	644,171	921,838
(5,718)	(20,495)	(35,788)	(50,968)	(488,328)	(2,559,445)	(1,035,862)
(3,945)	(63,045)	(40,589)	(16,868)	(194,106)	(201,775)	(210,683)
(5,373)	(27,555)	(19,800)	(27,699)	(259,100)	(314,144)	(394,349)
(2,805)	885,912	(386,557)	5,896	429,212	2,536,105	(315,724)
(27)	878	351	1,788	(834)	178	2,358

(4,648)	844,617	(435,627)	(20,624)	11,853	105,090	(1,032,422)

12,078	870,264	(344,700)	118,635	428,843	82,303	887,425
47,993	310,623	344,700	383,334	3,855,432	4,236,969	6,197,851

$60,071	$1,180,887	$—	$501,969	$4,284,275	$4,319,272	$7,085,276

$6,196	$21,638	$—	$(3,564)	$125,186	$(23,772)	$(11,229)
(584)	12,086	—	(33,706)	79,419	—	(212,605)
—	6,365	—	—	42,713	—	—
3,040	(2,952)	—	161,771	51,678	—	2,125,773

8,652	37,137	—	124,501	298,996	(23,772)	1,901,939

12,165	69,087	—	62,937	482,562	634,336	769,975
—	(634,770)	—	(104,594)	(598,548)	(1,553,240)	(921,349)
(159)	(381,209)	—	(3,762)	(219,934)	(343,313)	(251,113)
(5,315)	(35,148)	—	(25,732)	(224,658)	(252,667)	(346,561)
—	625,743	—	68,423	(13,517)	1,436,991	(117,058)
(2)	20	—	(242)	814	131	(4,538)

6,689	(356,277)	—	(2,970)	(573,281)	(77,762)	(870,644)

15,341	(319,140)	—	121,531	(274,285)	(101,534)	1,031,295
60,071	1,180,887	—	501,969	4,284,275	4,319,272	7,085,276

$75,412	$861,747	$—	$623,500	$4,009,990	$4,217,738	$8,116,571

B-21

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010 (continued)

	RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$108,880	$150,107	$(34,998)
Net realized gain/(loss) from sale of investments	258,495	(358,019)	(1,164,976)
Reinvested realized gain distributions	4,241	—	—
Net change in unrealized appreciation/(depreciation) of investments	2,509,800	3,733,599	3,149,008

Net increase/(decrease) resulting from operations	2,881,416	3,525,687	1,949,034

2009 Policy Transactions
Net policy purchase payments	1,097,036	548,680	887,184
Transfers on account of death, surrenders and withdrawals	(761,553)	(602,656)	(776,101)
Transfers of policy loans	(262,973)	(152,622)	(220,442)
Transfers of cost of insurance and policy fees	(473,278)	(250,310)	(348,203)
Transfers between investment divisions, net	(256,227)	(126,555)	(111,679)
Transfers–other	(2,743)	(5,018)	(92)

Net increase/(decrease) from policy transactions	(659,738)	(588,481)	(569,333)

Total Increase/(Decrease) in Net Assets	2,221,678	2,937,206	1,379,701
Net Assets at December 31, 2008	7,825,803	3,856,543	5,700,027

Net Assets at December 31, 2009	$10,047,481	$6,793,749	$7,079,728

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$110,123	$134,067	$(42,005)
Net realized gain/(loss) from sale of investments	425,759	(205,331)	(475,849)
Reinvested realized gain distributions	—	30,687	—
Net change in unrealized appreciation/(depreciation) of investments	719,738	1,050,658	2,284,912

Net increase/(decrease) resulting from operations	1,255,620	1,010,081	1,767,058

2010 Policy Transactions
Net policy purchase payments	990,433	441,294	782,905
Transfers on account of death, surrenders and withdrawals	(781,133)	(771,687)	(739,659)
Transfers of policy loans	(386,955)	(220,122)	(376,009)
Transfers of cost of insurance and policy fees	(438,896)	(230,072)	(320,405)
Transfers between investment divisions, net	(100,721)	(359,442)	(188,908)
Transfers–other	(11,489)	(3,911)	(900)

Net increase/(decrease) from policy transactions	(728,761)	(1,143,940)	(842,976)

Total Increase/(Decrease) in Net Assets	526,859	(133,859)	924,082
Net Assets at December 31, 2009	10,047,481	6,793,749	7,079,728

Net Assets at December 31, 2010	$10,574,340	$6,659,890	$8,003,810

See notes to financial statements.

B-22

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	Invesco V.I. Capital Appreciation Series I	Invesco V.I. Utilities Series I	Invesco V.I. Core Equity Series I	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B	Alliance Bernstein VPS Global Thematic Growth Class B

$(32,020)	$54,347	$89	$29,241	$52,999	$27,276	$(1,178)	$(1,308)
(1,679,245)	(339,785)	(132,805)	(197,351)	28,961	(193,157)	(22,090)	(7,065)
—	823,159	—	8,485	—	—	—	—
2,254,315	1,298,222	455,106	241,166	1,020,586	319,892	65,828	63,566

543,050	1,835,943	322,390	81,541	1,102,546	154,011	42,560	55,193

1,081,006	1,315,902	356,519	98,374	735,826	158,144	24,990	16,773
(928,174)	(1,164,759)	(493,350)	(156,412)	(1,016,019)	(135,773)	(38,164)	(21,832)
65,881	(551,708)	181,502	(36,098)	90,075	61,991	3,136	(11,738)
(379,308)	(607,701)	(115,954)	(45,547)	(289,698)	(64,767)	(9,018)	(6,579)
(351,088)	(304,368)	(230,220)	(146,581)	(255,436)	618,037	(9,011)	46,085
1,755	155	(811)	676	(2,814)	866	(1,659)	298

(509,928)	(1,312,479)	(302,314)	(285,588)	(738,066)	638,498	(29,726)	23,007

33,122	523,464	20,076	(204,047)	364,480	792,509	12,834	78,200
5,687,859	9,867,716	1,715,765	954,215	4,446,909	698,259	132,837	100,828

$5,720,981	$10,391,180	$1,735,841	$750,168	$4,811,389	$1,490,768	$145,671	$179,028

$97,772	$19,655	$3,015	$22,048	$17,480	$(9,691)	$(518)	$2,057
(768,602)	(437,665)	(38,102)	(109,266)	108,632	(99,902)	(13,087)	(11,292)
—	—	—	—	—	—	—	—
2,058,331	1,761,840	279,678	126,804	263,442	301,306	24,121	31,309

1,387,501	1,343,830	244,591	39,586	389,554	191,713	10,516	22,074

914,075	1,129,947	265,556	83,780	611,998	280,614	23,112	15,317
(480,692)	(1,514,231)	(325,749)	(89,331)	(472,774)	(41,773)	(1,649)	(3,713)
(187,636)	(398,696)	(82,362)	(11,951)	(214,716)	(8,702)	(16,929)	(7,607)
(339,941)	(512,106)	(84,664)	(34,094)	(233,592)	(118,730)	(8,039)	(5,737)
(151,461)	(191,940)	(4,945)	20,441	(65,887)	3,756	(17,916)	(51,032)
(4,092)	(2,283)	(2,586)	(418)	1,618	97	259	816

(249,747)	(1,489,309)	(234,750)	(31,573)	(373,353)	115,262	(21,162)	(51,956)

1,137,754	(145,479)	9,841	8,013	16,201	306,975	(10,646)	(29,882)
5,720,981	10,391,180	1,735,841	750,168	4,811,389	1,490,768	145,671	179,028

$6,858,735	$10,245,701	$1,745,682	$758,181	$4,827,590	$1,797,743	$135,025	$149,146

B-23

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010 (continued)

	Alliance Bernstein VPS Value Class B	American Century VP International Class I	American Century VP Value Class I

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$15,818	$22,452	$126,823
Net realized gain/(loss) from sale of investments	(154,948)	(78,467)	(567,265)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	255,455	525,148	891,403

Net increase/(decrease) resulting from operations	116,325	469,133	450,961

2009 Policy Transactions
Net policy purchase payments	114,205	223,491	353,785
Transfers on account of death, surrenders and withdrawals	(114,623)	(214,085)	(219,536)
Transfers of policy loans	(24,685)	(25,245)	(57,793)
Transfers of cost of insurance and policy fees	(41,652)	(80,279)	(129,763)
Transfers between investment divisions, net	(39,210)	25,801	(401,808)
Transfers–other	1,219	(1,747)	(1,833)

Net increase/(decrease) from policy transactions	(104,746)	(72,064)	(456,948)

Total Increase/(Decrease) in Net Assets	11,579	397,069	(5,987)
Net Assets at December 31, 2008	667,790	1,553,893	2,592,042

Net Assets at December 31, 2009	$679,369	$1,950,962	$2,586,055

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$8,357	$32,997	$39,206
Net realized gain/(loss) from sale of investments	(77,131)	(62,405)	(254,081)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	136,957	256,969	510,360

Net increase/(decrease) resulting from operations	68,183	227,561	295,485

2010 Policy Transactions
Net policy purchase payments	96,778	180,252	241,853
Transfers on account of death, surrenders and withdrawals	(98,006)	(244,756)	(398,017)
Transfers of policy loans	(18,935)	(65,776)	(64,530)
Transfers of cost of insurance and policy fees	(35,294)	(74,203)	(95,996)
Transfers between investment divisions, net	6,436	65,670	(43,566)
Transfers–other	(1,097)	(812)	1,808

Net increase/(decrease) from policy transactions	(50,118)	(139,625)	(358,448)

Total Increase/(Decrease) in Net Assets	18,065	87,936	(62,963)
Net Assets at December 31, 2009	679,369	1,950,962	2,586,055

Net Assets at December 31, 2010	$697,434	$2,038,898	$2,523,092

See notes to financial statements.

B-24

Investment Divisions

Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity-Income Initial Class	Fidelity VIP Growth Opportunities Initial Class	Fidelity VIP High Income Initial Class

$291	$1,680	$2,379	$55,857	$41,291	$(2,812)	$31,361
(1,929)	(42,198)	(16,419)	(962,979)	(319,003)	(60,995)	(55,915)
—	—	—	1,973	—	—	—
13,750	60,737	88,097	3,073,715	958,282	765,645	177,110

12,112	20,219	74,057	2,168,566	680,570	701,838	152,556

5,570	19,065	50,732	955,156	356,889	348,935	67,206
(202)	(2,678)	(21,803)	(1,050,344)	(271,183)	(245,363)	(142,356)
(380)	(4,529)	(9,586)	(149,537)	(44,954)	(90,496)	(4,089)
(2,187)	(5,908)	(23,087)	(410,620)	(141,898)	(120,574)	(25,950)
(2,457)	(2,659)	(9,160)	(49,839)	(85,832)	(28,167)	91,236
16	5	139	(3,744)	(1,568)	(2,707)	(1,125)

360	3,296	(12,765)	(708,928)	(188,546)	(138,372)	(15,078)

12,472	23,515	61,292	1,459,638	492,024	563,466	137,478
28,159	55,720	245,635	6,789,967	2,337,104	1,655,507	342,247

$40,631	$79,235	$306,927	$8,249,605	$2,829,128	$2,218,973	$479,725

$367	$1,286	$4,377	$49,054	$32,801	$(9,338)	$42,390
(1,105)	(16,534)	(2,761)	(802,892)	(239,646)	6,662	(10,463)
—	—	—	3,562	—	—	—
5,442	29,234	38,232	1,987,043	585,275	495,947	36,947

4,704	13,986	39,848	1,236,767	378,430	493,271	68,874

5,265	13,713	44,271	829,647	301,964	319,346	60,174
—	(25,245)	(7,787)	(1,133,139)	(239,593)	(184,893)	(36,426)
(1,844)	1,240	(12,365)	(301,498)	(106,414)	(97,953)	(12,631)
(2,255)	(5,718)	(22,246)	(370,217)	(129,127)	(117,080)	(24,133)
—	—	—	11,742	(119,844)	9,376	79,809
(1)	—	(10)	(6,534)	(388)	(77)	—

1,165	(16,010)	1,863	(969,999)	(293,402)	(71,281)	66,793

5,869	(2,024)	41,711	266,768	85,028	421,990	135,667
40,631	79,235	306,927	8,249,605	2,829,128	2,218,973	479,725

$46,500	$77,211	$348,638	$8,516,373	$2,914,156	$2,640,963	$615,392

B-25

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010 (continued)

	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2	Fidelity VIP Equity-Income Service Class 2

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$111,502	$4,790	$3,820
Net realized gain/(loss) from sale of investments	(302,010)	(72,777)	(39,006)
Reinvested realized gain distributions	131,663	117	—
Net change in unrealized appreciation/(depreciation) of investments	1,435,457	193,733	84,225

Net increase/(decrease) resulting from operations	1,376,612	125,863	49,039

2009 Policy Transactions
Net policy purchase payments	959,851	85,652	42,356
Transfers on account of death, surrenders and withdrawals	(862,249)	(29,030)	(18,177)
Transfers of policy loans	(164,423)	(11,884)	(7,625)
Transfers of cost of insurance and policy fees	(358,784)	(37,955)	(17,388)
Transfers between investment divisions, net	(206,387)	(24,127)	(5,037)
Transfers–other	2,895	(24)	155

Net increase/(decrease) from policy transactions	(629,097)	(17,368)	(5,716)

Total Increase/(Decrease) in Net Assets	747,515	108,495	43,323
Net Assets at December 31, 2008	5,731,563	364,433	167,492

Net Assets at December 31, 2009	$6,479,078	$472,928	$210,815

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$81,984	$4,712	$3,417
Net realized gain/(loss) from sale of investments	(98,200)	(50,826)	(22,106)
Reinvested realized gain distributions	121,884	214	—
Net change in unrealized appreciation/(depreciation) of investments	745,719	121,626	49,715

Net increase/(decrease) resulting from operations	851,387	75,726	31,026

2010 Policy Transactions
Net policy purchase payments	801,741	73,487	37,959
Transfers on account of death, surrenders and withdrawals	(742,861)	(48,833)	(26,788)
Transfers of policy loans	(312,969)	(30,261)	(8,168)
Transfers of cost of insurance and policy fees	(315,129)	(36,278)	(16,704)
Transfers between investment divisions, net	(89,024)	(150)	—
Transfers–other	(129)	362	(16)

Net increase/(decrease) from policy transactions	(658,371)	(41,673)	(13,717)

Total Increase/(Decrease) in Net Assets	193,016	34,053	17,309
Net Assets at December 31, 2009	6,479,078	472,928	210,815

Net Assets at December 31, 2010	$6,672,094	$506,981	$228,124

See notes to financial statements.

B-26

Investment Divisions
Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Janus Institutional Shares	Janus Aspen Worldwide Institutional Shares	Janus Aspen Enterprise Service Shares

$142	$2,335	$(14,922)	$(8,999)	$(955)	$18,312	$—
(3,424)	(31,660)	47,293	44,748	(21,209)	(80,682)	382
—	2,719	—	—	—	—	—
24,456	199,802	865,767	519,519	405,721	791,908	68,389

21,174	173,196	898,138	555,268	383,557	729,538	68,771

17,704	94,622	370,858	221,692	204,186	411,342	29,825
(684)	(35,911)	(225,601)	(108,245)	(100,953)	(146,303)	(19,298)
(2,916)	(15,062)	(91,455)	(81,541)	(78,320)	(169,176)	(3,621)
(7,119)	(40,127)	(130,890)	(91,427)	(75,318)	(138,037)	(17,396)
—	(7,462)	(120,251)	(22,386)	7,697	31,953	—
(3)	(48)	(5,380)	(310)	(469)	(2,701)	(23)

6,982	(3,988)	(202,719)	(82,217)	(43,177)	(12,922)	(10,513)

28,156	169,208	695,419	473,051	340,380	716,616	58,258
41,998	416,879	2,127,812	1,293,000	1,041,768	1,969,860	152,550

$70,154	$586,087	$2,823,231	$1,766,051	$1,382,148	$2,686,476	$210,808

$—	$824	$(14,926)	$(4,300)	$6,572	$(192)	$—
(1,485)	(12,215)	174,889	96,521	27,908	52,042	5,379
—	2,137	—	—	—	—	—
18,307	178,911	431,871	5,721	147,181	329,691	46,398

16,822	169,657	591,834	97,942	181,661	381,541	51,777

17,060	83,601	297,785	192,027	185,089	340,617	24,055
(3,118)	(37,281)	(694,528)	(206,182)	(160,840)	(594,803)	(10,525)
(2,438)	(7,588)	(114,529)	(98,727)	(68,252)	(96,634)	(7,787)
(7,703)	(38,118)	(112,523)	(80,262)	(68,401)	(128,269)	(15,589)
—	(1,372)	(81,255)	(33,444)	(1,785)	(12,418)	—
(49)	(17)	(534)	(1,403)	(34)	(2,405)	(24)

3,752	(775)	(705,584)	(227,991)	(114,223)	(493,912)	(9,870)

20,574	168,882	(113,750)	(130,049)	67,438	(112,371)	41,907
70,154	586,087	2,823,231	1,766,051	1,382,148	2,686,476	210,808

$90,728	$754,969	$2,709,481	$1,636,002	$1,449,586	$2,574,105	$252,715

B-27

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2009 and 2010 (continued)

	Janus Aspen Forty Service Shares	Janus Aspen Janus Service Shares

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$20	$721
Net realized gain/(loss) from sale of investments	12,101	(19,653)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	45,829	71,827

Net increase/(decrease) resulting from operations	57,950	52,895

2009 Policy Transactions
Net policy purchase payments	24,620	42,858
Transfers on account of death, surrenders and withdrawals	(50,473)	(85,942)
Transfers of policy loans	(2,117)	(36,550)
Transfers of cost of insurance and policy fees	(12,513)	(17,817)
Transfers between investment divisions, net	(8,154)	—
Transfers–other	83	(14)

Net increase/(decrease) from policy transactions	(48,554)	(97,465)

Total Increase/(Decrease) in Net Assets	9,396	(44,570)
Net Assets at December 31, 2008	146,292	192,252

Net Assets at December 31, 2009	$155,688	$147,682

2010 Increase/(Decrease) from Operations
Net investment income/(expense)	$363	$550
Net realized gain/(loss) from sale of investments	4,078	(5,477)
Reinvested realized gain distributions	—	—
Net change in unrealized appreciation/(depreciation) of investments	5,705	24,325

Net increase/(decrease) resulting from operations	10,146	19,398

2010 Policy Transactions
Net policy purchase payments	18,595	31,121
Transfers on account of death, surrenders and withdrawals	(9,688)	(17,390)
Transfers of policy loans	(2,333)	(10,492)
Transfers of cost of insurance and policy fees	(10,394)	(13,298)
Transfers between investment divisions, net	—	—
Transfers–other	(4)	(12)

Net increase/(decrease) from policy transactions	(3,824)	(10,071)

Total Increase/(Decrease) in Net Assets	6,322	9,327
Net Assets at December 31, 2009	155,688	147,682

Net Assets at December 31, 2010	$162,010	$157,009

See notes to financial statements.

B-28

	Investment Divisions
Janus Aspen Worldwide Service Shares	MFS Research Bond Initial Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$2,754	$19,057	$(8,817)	$28,335	$(4,684)	$3,041	$153,637
(6,930)	139	82,270	7,037	(55,549)	708	(356,205)
—	—	—	—	—	—	—
76,033	69,252	933,066	587,074	439,279	100,285	965,000

71,857	88,448	1,006,519	622,446	379,046	104,034	762,432

41,535	86,618	516,595	407,847	130,065	55,976	591,962
(38,245)	(81,858)	(430,820)	(276,475)	(79,707)	(28,003)	(546,895)
(6,434)	(23,550)	(177,469)	(128,584)	(24,213)	(10,486)	(251,926)
(19,982)	(39,267)	(196,794)	(168,305)	(45,500)	(18,551)	(284,098)
(3,448)	287,876	(100,031)	(162,961)	41,814	30,827	(21,657)
(19)	(48)	(1,806)	(3,280)	168	(552)	(568)

(26,593)	229,771	(390,325)	(331,758)	22,627	29,211	(513,182)

45,264	318,219	616,194	290,688	401,673	133,245	249,250
193,462	522,163	2,977,594	2,587,062	580,364	338,641	4,926,157

$238,726	$840,382	$3,593,788	$2,877,750	$982,037	$471,886	$5,175,407

$1,160	$20,276	$(15,912)	$17,305	$(5,748)	$1,967	$109,480
388	20,274	198,426	52,152	(32,500)	29,329	(149,503)
—	2,602	—	—	—	—	—
33,041	10,397	275,259	209,661	342,117	18,542	494,054

34,589	53,549	457,773	279,118	303,869	49,838	454,031

34,552	85,988	435,306	367,742	110,388	42,305	510,947
(24,099)	(144,020)	(530,013)	(351,046)	(170,941)	(332,703)	(582,890)
(4,835)	(28,182)	(170,888)	(95,204)	(93,321)	(13,944)	(181,087)
(17,669)	(38,415)	(172,636)	(148,427)	(46,520)	(16,666)	(239,979)
(546)	32,271	11,675	42,490	(574)	21,388	(16,340)
(12)	(43)	(1,562)	(62)	582	(23)	(1,266)

(12,609)	(92,401)	(428,118)	(184,507)	(200,386)	(299,643)	(510,615)

21,980	(38,852)	29,655	94,611	103,483	(249,805)	(56,584)
238,726	840,382	3,593,788	2,877,750	982,037	471,886	5,175,407

$260,706	$801,530	$3,623,443	$2,972,361	$1,085,520	$222,081	$5,118,823

B-29

THE GUARDIAN SEPARATE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (December 31, 2010)

NOTE 1 — ORGANIZATION

The Guardian Separate Account K (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 1, 1995, and commenced operations on October 1, 1995. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the forty-eight investment options within the Account, or the FRO. However, a policyowner may only invest in up to seven investment options, including FRO, at any time.

The forty-eight investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series Class I

RS S&P 500 Index VIP Series Class I

RS High Yield Bond VIP Series Class I

RS Low Duration Bond VIP Series Class I

RS Partners VIP Series Class I

RS Investment Quality Bond VIP Series Class I

RS Money Market VIP Series Class I

Gabelli Capital Asset Fund

RS International Growth VIP Series Class I

RS Emerging Markets VIP Series Class I

RS Small Cap Growth Equity VIP Series Class I

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Invesco V.I. Capital Appreciation Fund Series I

    (formerly AIM V.I. Capital Appreciation Fund

    Series I)

Invesco V.I. Utilities Fund Series I (formerly

    AIM V.I. Utilities Fund Series I)

Invesco V.I. Core Equity Fund Series I (formerly

    AIM V.I. Core Equity Fund Series I)

AllianceBernstein VPS Growth & Income Portfolio

    Class B

AllianceBernstein VPS Large Cap Growth Portfolio

    Class B

AllianceBernstein VPS Global Thematic Growth Portfolio

    Class B

AllianceBernstein VPS Value Portfolio Class B

American Century VP International Fund Class I

American Century VP Value Fund Class I

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Growth Opportunities Portfolio

    Initial Class

Fidelity VIP High Income Portfolio Initial Class

Fidelity VIP Index 500 Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio

    Service Class 2

Fidelity VIP Growth Opportunities Portfolio

    Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Janus Aspen Enterprise Portfolio Institutional Shares

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Janus Portfolio Institutional Shares

Janus Aspen Worldwide Portfolio Institutional Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Forty Portfolio Service Shares

Janus Aspen Janus Portfolio Service Shares

Janus Aspen Worldwide Portfolio Service Shares

MFS Research Bond Series Initial Class

MFS Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

B-30

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit that would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

During 2010 the guidance pertaining to the disclosure of fair value measurements was amended to require (1) the separate disclosure of significant transfers in and out of Level 1 and Level 2 fair value measurements, (2) additional breakout of the information presented in reconciliation of Level 3 fair value measurements, and (3) increased disclosure about inputs and valuation techniques used to measure fair value. For the year ended December 31, 2010, there were no transfers in and out of Level 1 and Level 2.

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect management’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in markets that are not active.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2010, none of the Account investments are considered Level 3.

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets is based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in each mutual fund in order to determine the level at which those investments should be reported. Generally, actively traded registered mutual funds are considered Level 1.

As of December 31, 2010, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $217,203,487.

The guidance indicates that entities should determine whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions

B-31

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. As of December 31, 2010, none of the Account’s registered mutual funds investments’ level of trading activities is considered to have significantly decreased.

There were no financial instrument liabilities held by the Account as of December 31, 2010, or during the twelve months then ended.

Subsequent Events

The Account considers events occurring after the balance sheet date but prior to March 28, 2011, the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2010.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-32

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2010, were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series Class I	$6,935,942	$15,707,448
RS S&P 500 Index VIP Series Class I	263,472	694,554
RS High Yield Bond VIP Series Class I	17,737	4,852
RS Low Duration Bond VIP Series Class I	893,403	1,221,380
RS Partners VIP Series Class I	263,730	270,701
RS Investment Quality Bond VIP Series Class I	789,246	1,195,287
RS Money Market VIP Series Class I	3,174,979	3,283,294
Gabelli Capital Asset Fund	681,849	1,564,953
RS International Growth VIP Series Class I	993,091	1,613,418
RS Emerging Markets VIP Series Class I	667,454	1,647,024
RS Small Cap Growth Equity VIP Series Class I	532,298	1,418,274
Value Line Centurion Fund	710,328	862,594
Value Line Strategic Asset Management Trust	846,036	2,317,641
Invesco V.I. Capital Appreciation Fund Series I (formerly AIM V.I. Capital Appreciation Fund Series I)	225,886	458,283
Invesco V.I. Utilities Fund Series I (formerly AIM V.I. Utilities Fund Series I)	163,721	173,028
Invesco V.I. Core Equity Fund Series I (formerly AIM V.I. Core Equity Fund Series I)	503,710	860,514
AllianceBernstein VPS Growth & Income Portfolio Class B	267,345	162,083
AllianceBernstein VPS Large Cap Growth Portfolio Class B	54,580	76,385
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	14,750	64,699
AllianceBernstein VPS Value Portfolio Class B	115,973	157,638
American Century VP International Fund Class I	324,739	431,764
American Century VP Value Fund Class I	257,145	577,095
Davis Financial Portfolio	5,274	3,742
Davis Real Estate Portfolio	17,590	32,315
Davis Value Portfolio	43,967	37,727
Fidelity VIP Contrafund Portfolio Initial Class	812,099	1,730,534
Fidelity VIP Equity-Income Portfolio Initial Class	322,642	583,383
Fidelity VIP Growth Opportunities Portfolio Initial Class	242,009	322,305
Fidelity VIP High Income Portfolio Initial Class	191,508	82,814
Fidelity VIP Index 500 Portfolio Initial Class	764,611	1,220,160
Fidelity VIP Contrafund Portfolio Service Class 2	69,141	105,888
Fidelity VIP Equity-Income Portfolio Service Class 2	37,054	47,355
Fidelity VIP Growth Opportunities Portfolio Service Class 2	15,745	11,993
Fidelity VIP Mid Cap Portfolio Service Class 2	81,716	79,531
Janus Aspen Enterprise Portfolio Institutional Shares	272,563	993,308
Janus Aspen Forty Portfolio Institutional Shares	257,257	490,445
Janus Aspen Janus Portfolio Institutional Shares	185,568	293,595
Janus Aspen Worldwide Portfolio Institutional Shares	345,065	839,906
Janus Aspen Enterprise Portfolio Service Shares	18,324	28,194
Janus Aspen Forty Portfolio Service Shares	18,136	21,597
Janus Aspen Janus Portfolio Service Shares	28,462	37,984
Janus Aspen Worldwide Portfolio Service Shares	29,905	41,353
MFS Research Bond Series Initial Class	137,831	207,431
MFS Growth Series Initial Class	282,941	727,965
MFS Investors Trust Series Initial Class	341,640	509,059
MFS New Discovery Series Initial Class	127,615	334,001
MFS Research Series Initial Class	56,578	354,874
MFS Total Return Series Initial Class	571,159	972,957

	$23,973,815	$44,873,323

B-33

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge through a reduction of the unit value, equal to an annual rate of .60% (will never be more than .90%) of the average daily net assets applicable to the Account for Park Avenue Life Series. For Park Avenue Millennium Series, GIAC deducts a monthly charge by redeeming units of the investment divisions, equal to an annual rate of .60% (reduced to .40% after the policy’s 12th anniversary) of the policy account value.

Under the terms of the policy, GIAC also deducts certain charges from the policy account value. These other contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	A monthly charge for the cost of life insurance, based on the face value of the policyowner’s insurance in force, as compensation for the anticipated cost of paying death benefits.

b)	Policy and administrative fees which vary with the face amount, age of the insured or the duration of the contract.

c)	An annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2009 and 2010, contractual charges amounted to $11,504,441 and $10,165,542, respectively.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Products Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management, Inc. (UBS Global AM) also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

• RS Large Cap Alpha VIP Series Class I	• RS Small Cap Growth Equity VIP Series Class I
• RS Partners VIP Series Class I

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’s performance:

• RS Investment Quality Bond VIP Series Class I	• RS Low Duration Bond VIP Series Class I
• RS High Yield Bond VIP Series Class I	• RS Money Market VIP Series Class I
• RS S&P 500 Index VIP Series Class I

As of December 21, 2009, the RS Asset Allocation VIP Series, was liquidated and is no longer available as an investment option under these policies. The policy owner had the option to transfer the amounts to another investment option by the liquidation date. After the liquidation date, the remaining amounts in this investment option were transferred to the RS Money Market VIP Series. GIS served as sub-adviser and provided day-to-day investment management services to the RS Asset Allocation VIP Series.

B-34

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

• RS International Growth VIP Series Class I	• RS Emerging Markets VIP Series Class I

As of November 30, 2009, the sub-advisory agreement between RS Investments and UBS Global AM was terminated. UBS Global AM served as sub-adviser and provided day-to-day investment management services to the RS Large Cap Value VIP Series. The RS Large Cap Value VIP series is no longer available as an investment option under this contract and was merged into the RS Large Cap Alpha VIP Series.

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series Class I	None	0.50%	N/A
RS S&P 500 Index VIP Series Class I	GIS	0.25%	0.2375%
RS High Yield Bond VIP Series Class I	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series Class I	GIS	0.45%	0.4275%
RS Partners VIP Series Class I	None	1.00%	N/A
RS Small Cap Growth Equity VIP Series Class I	None	0.75%	N/A
RS International Growth VIP Series Class I	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series Class I	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series Class I	GIS	0.50%	0.4750%
RS Money Market VIP Series Class I	GIS	0.45%	0.4275%

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is .40% of RS International Growth VIP Series average daily net assets and .50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with GIS, RS Investments, Invesco AIM Advisors, Inc., AllianceBernstein LP, American Century Investment Management Inc., Davis Selected Advisers LP, Fidelity Management & Research Company, Janus Capital Management LLC, Massachusetts Financial Services Company, and EULAV Asset Management, LLC, which compensate GIAC for administrative services provided. These fees range from .05% to .45% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

B-35

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2010 and 2009, were as follows:

	2010			2009
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Large Cap Alpha VIP Series Class I	590,967	(1,093,440)	(502,473)	861,307	(1,276,009)	(414,702)
RS S&P 500 Index VIP Series Class I	41,122	(94,620)	(53,498)	63,933	(108,626)	(44,693)
RS Asset Allocation VIP Series Class I	—	—	—	11,884	(57,791)	(45,907)
RS High Yield Bond VIP Series Class I	721	(329)	392	1,574	(1,964)	(390)
RS Low Duration Bond VIP Series Class I	72,694	(102,170)	(29,476)	90,521	(19,153)	71,368
RS Large Cap Value VIP Series Class I	—	—	—	25,498	(65,773)	(40,275)
RS Partners VIP Series Class I	40,118	(40,714)	(596)	38,525	(41,158)	(2,633)
RS Investment Quality Bond VIP Series Class I	39,536	(65,415)	(25,879)	82,697	(81,739)	958
RS Money Market VIP Series Class I	375,463	(380,705)	(5,242)	436,198	(429,454)	6,744
Gabelli Capital Asset Fund	54,193	(96,133)	(41,940)	72,642	(137,097)	(64,455)
RS International Growth VIP Series Class I	87,287	(119,739)	(32,452)	82,444	(115,058)	(32,614)
RS Emerging Markets VIP Series Class I	32,085	(61,523)	(29,438)	37,118	(55,478)	(18,360)
RS Small Cap Growth Equity VIP Series Class I	58,191	(105,137)	(46,946)	85,936	(128,235)	(42,299)
Value Line Centurion Fund	76,946	(95,407)	(18,461)	142,655	(187,191)	(44,536)
Value Line Strategic Asset Management Trust	53,914	(116,796)	(62,882)	80,225	(144,892)	(64,667)
Invesco V.I. Capital Appreciation Fund Series I (formerly AIM V.I. Capital Appreciation Fund Series I)	30,257	(51,586)	(21,329)	78,183	(112,220)	(34,037)
Invesco V.I. Utilities Fund Series I (formerly AIM V.I. Utilities Fund Series I)	16,563	(19,974)	(3,411)	14,256	(49,777)	(35,521)
Invesco V.I. Core Equity Fund Series I (formerly AIM V.I. Core Equity Fund Series I)	59,607	(89,857)	(30,250)	108,759	(177,479)	(68,720)
AllianceBernstein VPS Growth & Income Portfolio Class B	31,264	(20,269)	10,995	96,973	(32,886)	64,087
AllianceBernstein VPS Large Cap Growth Portfolio Class B	2,902	(4,943)	(2,041)	3,965	(7,237)	(3,272)
AllianceBernstein VPS Global Thematic Growth Portfolio Class B	1,461	(6,373)	(4,912)	9,138	(6,754)	2,384
AllianceBernstein VPS Value Portfolio Class B	11,160	(15,989)	(4,829)	13,588	(25,594)	(12,006)
American Century VP International Fund Class I	51,682	(62,203)	(10,521)	37,241	(45,867)	(8,626)
American Century VP Value Fund Class I	19,129	(41,210)	(22,081)	32,316	(64,171)	(31,855)
Davis Financial Portfolio	467	(362)	105	612	(538)	74
Davis Real Estate Portfolio	783	(1,519)	(736)	1,451	(1,160)	291
Davis Value Portfolio	4,011	(3,812)	199	6,585	(7,935)	(1,350)
Fidelity VIP Contrafund Portfolio Initial Class	96,633	(172,205)	(75,572)	143,471	(216,595)	(73,124)
Fidelity VIP Equity-Income Portfolio Initial Class	30,151	(52,100)	(21,949)	50,066	(65,242)	(15,176)
Fidelity VIP Growth Opportunities Portfolio Initial Class	40,682	(49,237)	(8,555)	57,075	(78,674)	(21,599)
Fidelity VIP High Income Portfolio Initial Class	12,574	(7,106)	5,468	18,052	(18,904)	(852)
Fidelity VIP Index 500 Portfolio Initial Class	73,067	(125,034)	(51,967)	121,325	(180,604)	(59,279)
Fidelity VIP Contrafund Portfolio Service Class 2	6,013	(9,045)	(3,032)	8,486	(10,086)	(1,600)
Fidelity VIP Equity-Income Portfolio Service Class 2	3,416	(4,479)	(1,063)	4,759	(5,340)	(581)
Fidelity VIP Growth Opportunities Portfolio Service Class 2	2,524	(2,063)	461	3,196	(1,941)	1,255
Fidelity VIP Mid Cap Portfolio Service Class 2	3,683	(3,631)	52	5,589	(5,425)	164
Janus Aspen Enterprise Portfolio Institutional Shares	66,797	(179,956)	(113,159)	102,449	(143,754)	(41,305)
Janus Aspen Forty Portfolio Institutional Shares	36,144	(59,143)	(22,999)	47,318	(59,084)	(11,766)
Janus Aspen Janus Portfolio Institutional Shares	38,962	(55,825)	(16,863)	67,677	(72,299)	(4,622)

B-36

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	2010			2009
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Janus Aspen Worldwide Portfolio Institutional Shares	70,947	(146,331)	(75,384)	118,155	(119,787)	(1,632)
Janus Aspen Enterprise Portfolio Service Shares	1,951	(2,732)	(781)	3,313	(4,100)	(787)
Janus Aspen Forty Portfolio Service Shares	1,344	(1,584)	(240)	3,513	(7,437)	(3,924)
Janus Aspen Janus Portfolio Service Shares	3,221	(4,300)	(1,079)	6,029	(17,988)	(11,959)
Janus Aspen Worldwide Portfolio Service Shares	3,893	(5,328)	(1,435)	6,070	(9,050)	(2,980)
MFS Research Bond Series Initial Class	7,639	(12,585)	(4,946)	25,543	(12,496)	13,047
MFS Growth Series Initial Class	41,201	(74,686)	(33,485)	54,773	(92,237)	(37,464)
MFS Investors Trust Series Initial Class	34,604	(48,801)	(14,197)	41,232	(70,245)	(29,013)
MFS New Discovery Series Initial Class	15,741	(34,106)	(18,365)	30,180	(26,096)	4,084
MFS Research Series Initial Class	8,019	(41,852)	(33,833)	12,411	(8,574)	3,837
MFS Total Return Series Initial Class	43,872	(73,691)	(29,819)	58,158	(95,439)	(37,281)

B-37

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to policyowner accounts through redemption of units.

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE LIFE SERIES
RS Large Cap Alpha VIP Series Class I
2010	3,894,001	$23.78	$92,602,308	0.60%	2.31%	16.35%
2009	4,371,913	20.44	89,357,180	0.60%	0.18%	24.34%
2008	4,775,836	16.44	78,502,969	0.60%	1.23%	-30.05%
2007	5,112,924	23.50	120,144,083	0.60%	0.92%	14.50%
2006	5,424,642	20.52	111,330,703	0.60%	1.92%	16.56%
RS S&P 500 Index VIP Series Class I
2010	144,649	$9.58	$1,385,944	0.60%	1.60%	14.08%
2009	200,366	8.40	1,682,814	0.60%	2.02%	25.49%
2008	239,031	6.69	1,599,752	0.60%	2.08%	-37.54%
2007	289,989	10.71	3,107,048	0.60%	1.70%	4.59%
2006	286,123	10.24	2,931,209	0.60%	1.70%	14.77%
RS Asset Allocation VIP Series Class I(4)
2010	—	$—	$—	—	—	—
2009	—	—	—	—	—	—
2008	39,064	7.58	295,942	0.60%	1.89%	-37.64%
2007	41,087	12.15	499,164	0.60%	2.55%	4.59%
2006	36,872	11.62	428,283	0.60%	3.75%	12.69%
RS Low Duration Bond VIP Series Class I
2010	68,720	$12.41	$853,066	0.60%	3.07%	3.95%
2009	98,485	11.94	1,176,149	0.60%	5.18%	5.74%
2008	27,387	11.29	309,305	0.60%	4.03%	2.94%
2007	12,315	10.97	135,108	0.60%	4.45%	4.84%
2006	12,713	10.46	133,041	0.60%	3.38%	3.45%
RS Large Cap Value VIP Series Class I(4)
2010	—	$—	$—	—	—	—
2009	—	—	—	—	—	—
2008	38,903	8.55	332,631	0.60%	2.20%	-40.62%
2007	36,611	14.40	527,209	0.60%	1.42%	-0.25%
2006	36,233	14.44	523,045	0.60%	1.36%	17.58%
RS Partners VIP Series Class I
2010	41,825	$14.49	$606,231	0.60%	0.00%	25.90%
2009	42,547	11.51	489,837	0.60%	0.00%	38.82%
2008	45,358	8.29	376,167	0.60%	0.00%	-34.39%
2007	51,161	12.64	646,719	0.60%	0.00%	-2.61%
2006	38,055	12.98	493,954	0.60%	0.25%	8.70%
RS Investment Quality Bond VIP Series Class I
2010	168,198	$22.37	$3,762,982	0.60%	3.52%	7.07%
2009	194,019	20.89	4,053,949	0.60%	4.10%	10.53%
2008	192,652	18.90	3,641,865	0.60%	4.68%	-0.14%
2007	226,266	18.93	4,283,166	0.60%	4.69%	5.59%
2006	217,036	17.93	3,891,091	0.60%	4.57%	3.56%
RS Money Market VIP Series Class I
2010	261,404	$14.57	$3,809,805	0.60%	0.02%	-0.58%
2009	267,807	14.66	3,926,076	0.60%	0.06%	-0.54%
2008	259,105	14.74	3,819,268	0.60%	2.03%	1.45%
2007	226,238	14.53	3,287,287	0.60%	4.84%	4.07%
2006	222,338	13.96	3,104,293	0.60%	4.58%	3.91%

B-38

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE LIFE SERIES
Gabelli Capital Asset Fund
2010	307,378	$24.91	$7,655,692	0.60%	0.43%	29.11%
2009	347,347	19.29	6,700,672	0.60%	0.80%	33.90%
2008	405,320	14.41	5,839,621	0.60%	0.82%	-40.79%
2007	437,767	24.33	10,652,000	0.60%	0.46%	8.48%
2006	454,973	22.43	10,205,276	0.60%	0.30%	21.20%
RS International Growth VIP Series Class I
2010	393,697	$24.72	$9,734,008	0.60%	1.68%	13.51%
2009	428,836	21.78	9,341,206	0.60%	1.85%	38.15%
2008	466,778	15.77	7,359,905	0.60%	1.74%	-43.62%
2007	506,371	27.97	14,162,516	0.60%	3.53%	14.33%
2006	512,946	24.46	12,548,221	0.60%	1.13%	22.69%
RS Emerging Markets VIP Series Class I
2010	134,574	$47.30	$6,365,657	0.60%	2.73%	18.42%
2009	163,220	39.95	6,519,897	0.60%	3.48%	95.19%
2008	181,917	20.46	3,722,913	0.60%	0.29%	-56.91%
2007	198,941	47.49	9,447,702	0.60%	2.05%	44.52%
2006	208,577	32.86	6,853,678	0.60%	0.69%	35.37%
RS Small Cap Growth Equity VIP Series Class I
2010	358,943	$20.97	$7,528,003	0.60%	0.00%	26.81%
2009	404,243	16.54	6,685,757	0.60%	0.00%	36.33%
2008	444,932	12.13	5,397,791	0.60%	0.46%	-35.57%
2007	481,064	18.83	9,058,650	0.60%	0.80%	4.50%
2006	538,285	18.02	9,699,740	0.60%	0.00%	16.46%
Value Line Centurion Fund
2010	435,888	$15.49	$6,752,947	0.60%	2.22%	25.00%
2009	455,168	12.39	5,641,461	0.60%	0.00%	10.42%
2008	500,880	11.22	5,622,229	0.60%	0.00%	-49.58%
2007	527,709	22.26	11,747,806	0.60%	0.00%	19.99%
2006	567,156	18.55	10,522,225	0.60%	0.00%	3.23%
Value Line Strategic Asset Management Trust
2010	369,973	$27.05	$10,009,489	0.60%	0.79%	14.51%
2009	429,609	23.63	10,149,852	0.60%	1.15%	20.43%
2008	491,572	19.62	9,643,570	0.60%	1.43%	-29.81%
2007	516,874	27.95	14,446,616	0.60%	0.95%	14.59%
2006	552,511	24.39	13,476,532	0.60%	0.93%	6.21%
Invesco V.I. Capital Appreciation Fund Series I (formerly AIM V.I. Capital Appreciation Fund Series I)
2010	145,217	$11.61	$1,686,121	0.60%	0.77%	14.80%
2009	166,484	10.11	1,683,896	0.60%	0.60%	20.35%
2008	197,007	8.40	1,655,660	0.60%	0.00%	-42.84%
2007	198,897	14.70	2,924,278	0.60%	0.00%	11.34%
2006	215,184	13.20	2,841,460	0.60%	0.06%	5.66%
Invesco V.I. Utilities Fund Series I (formerly AIM V.I. Utilities Fund Series I)
2010	73,011	$10.10	$737,646	0.60%	3.68%	5.66%
2009	76,165	9.56	728,278	0.60%	4.48%	14.24%
2008	110,594	8.37	925,674	0.60%	2.69%	-32.76%
2007	116,878	12.45	1,454,946	0.60%	1.92%	19.92%
2006	115,755	10.38	1,201,605	0.60%	4.04%	24.71%

B-39

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE LIFE SERIES
Invesco V.I. Core Equity Fund Series I (formerly AIM V.I. Core Equity Fund Series I)
2010	338,170	$13.70	$4,634,303	0.60%	0.96%	8.90%
2009	368,124	12.58	4,632,587	0.60%	1.80%	27.53%
2008	435,968	9.87	4,302,071	0.60%	2.13%	-30.56%
2007	466,172	14.21	6,624,773	0.60%	1.07%	7.47%
2006	514,779	13.22	6,807,179	0.60%	1.61%	14.55%
AllianceBernstein VPS Growth & Income Portfolio Class B
2010	154,220	$11.47	$1,768,145	0.60%	0.00%	12.12%
2009	143,672	10.23	1,469,132	0.60%	3.70%	19.63%
2008	79,414	8.55	678,821	0.60%	1.81%	-41.05%
2007	91,148	14.50	1,321,679	0.60%	1.23%	4.23%
2006	100,011	13.91	1,391,335	0.60%	1.15%	16.28%
AllianceBernstein VPS Large Cap Growth Portfolio Class B
2010	11,197	$11.78	$131,874	0.60%	0.27%	9.17%
2009	13,259	10.79	143,039	0.60%	0.00%	36.28%
2008	16,349	7.92	129,415	0.60%	0.00%	-40.18%
2007	19,167	13.23	253,642	0.60%	0.00%	12.93%
2006	18,999	11.72	222,639	0.60%	0.00%	-1.24%
AllianceBernstein VPS Global Thematic Growth Portfolio Class B
2010	11,422	$12.60	$143,972	0.60%	2.03%	17.87%
2009	16,371	10.69	175,071	0.60%	0.00%	52.22%
2008	14,038	7.03	98,622	0.60%	0.00%	-47.78%
2007	14,965	13.45	201,331	0.60%	0.00%	19.17%
2006	12,010	11.29	135,573	0.60%	0.00%	7.73%
AllianceBernstein VPS Value Portfolio Class B
2010	59,171	$11.43	$676,175	0.60%	1.82%	10.75%
2009	64,153	10.32	661,941	0.60%	3.11%	20.31%
2008	75,463	8.58	647,188	0.60%	2.11%	-41.37%
2007	75,573	14.63	1,105,448	0.60%	1.15%	-4.74%
2006	73,914	15.36	1,134,967	0.60%	0.92%	20.30%
American Century VP International Fund Class I
2010	135,661	$15.03	$2,038,898	0.60%	2.35%	12.61%
2009	146,182	13.35	1,950,962	0.60%	2.02%	32.96%
2008	154,808	10.04	1,553,893	0.60%	0.81%	-45.16%
2007	157,258	18.30	2,878,114	0.60%	0.64%	17.35%
2006	162,724	15.60	2,537,869	0.60%	1.46%	24.28%
American Century VP Value Fund Class I
2010	141,950	$17.77	$2,523,092	0.60%	2.19%	12.74%
2009	164,031	15.77	2,586,055	0.60%	5.75%	19.14%
2008	195,886	13.23	2,592,042	0.60%	2.41%	-27.22%
2007	205,500	18.18	3,736,099	0.60%	1.59%	-5.71%
2006	217,827	19.28	4,199,936	0.60%	1.33%	17.94%
Fidelity VIP Contrafund Portfolio Initial Class
2010	587,482	$14.50	$8,516,373	0.60%	1.22%	16.51%
2009	663,054	12.44	8,249,605	0.60%	1.41%	34.90%
2008	736,178	9.22	6,789,967	0.60%	0.98%	-42.86%
2007	798,298	16.14	12,885,693	0.60%	0.95%	16.89%
2006	795,116	13.81	10,980,151	0.60%	1.32%	11.05%

B-40

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE LIFE SERIES
Fidelity VIP Equity-Income Portfolio Initial Class
2010	197,405	$14.76	$2,914,156	0.60%	1.81%	14.46%
2009	219,354	12.90	2,829,128	0.60%	2.30%	29.43%
2008	234,530	9.97	2,337,104	0.60%	2.47%	-43.00%
2007	253,800	17.48	4,436,997	0.60%	1.79%	0.92%
2006	269,334	17.32	4,665,581	0.60%	3.34%	19.47%
Fidelity VIP Growth Opportunities Portfolio Initial Class
2010	256,082	$10.31	$2,640,963	0.60%	0.22%	22.99%
2009	264,637	8.38	2,218,973	0.60%	0.49%	44.98%
2008	286,236	5.78	1,655,507	0.60%	0.42%	-55.29%
2007	293,647	12.94	3,798,463	0.60%	0.00%	22.44%
2006	302,030	10.56	3,190,760	0.60%	0.69%	4.82%
Fidelity VIP High Income Portfolio Initial Class
2010	46,336	$13.28	$615,392	0.60%	8.20%	13.14%
2009	40,868	11.74	479,725	0.60%	7.97%	43.09%
2008	41,720	8.20	342,247	0.60%	8.29%	-25.44%
2007	50,031	11.00	550,431	0.60%	7.66%	2.17%
2006	51,974	10.77	559,673	0.60%	8.25%	10.57%
Fidelity VIP Index 500 Portfolio Initial Class
2010	471,354	$14.16	$6,672,094	0.60%	1.89%	14.33%
2009	523,321	12.38	6,479,078	0.60%	2.54%	25.85%
2008	582,600	9.84	5,731,563	0.60%	2.15%	-37.38%
2007	619,065	15.71	9,725,332	0.60%	3.58%	4.81%
2006	668,704	14.99	10,023,356	0.60%	1.72%	15.03%
Janus Aspen Enterprise Portfolio Institutional Shares
2010	372,900	$7.27	$2,709,481	0.60%	0.07%	25.09%
2009	486,059	5.81	2,823,231	0.60%	0.00%	43.96%
2008	527,364	4.03	2,127,812	0.60%	0.25%	-44.06%
2007	549,395	7.21	3,962,666	0.60%	0.22%	21.31%
2006	550,072	5.95	3,270,645	0.60%	0.00%	12.93%
Janus Aspen Forty Portfolio Institutional Shares
2010	158,140	$10.35	$1,636,002	0.60%	0.35%	6.11%
2009	181,139	9.75	1,766,051	0.60%	0.04%	45.46%
2008	192,905	6.70	1,293,000	0.60%	0.14%	-44.49%
2007	180,322	12.07	2,177,231	0.60%	0.34%	36.17%
2006	213,952	8.87	1,897,099	0.60%	0.36%	8.69%
Janus Aspen Janus Portfolio Institutional Shares
2010	197,586	$7.34	$1,449,586	0.60%	1.10%	13.83%
2009	214,449	6.45	1,382,148	0.60%	0.55%	35.53%
2008	219,071	4.76	1,041,768	0.60%	0.74%	-40.08%
2007	226,895	7.94	1,800,747	0.60%	0.73%	14.40%
2006	231,424	6.94	1,605,476	0.60%	0.49%	10.71%
Janus Aspen Worldwide Portfolio Institutional Shares
2010	373,816	$6.89	$2,574,105	0.60%	0.61%	15.14%
2009	449,200	5.98	2,686,476	0.60%	1.45%	36.87%
2008	450,832	4.37	1,969,860	0.60%	1.22%	-44.99%
2007	436,420	7.94	3,466,700	0.60%	0.75%	8.97%
2006	462,719	7.29	3,373,062	0.60%	1.77%	17.49%

B-41

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE LIFE SERIES
MFS Research Bond Series Initial Class
2010	41,222	$19.44	$801,530	0.60%	3.14%	6.82%
2009	46,168	18.20	840,382	0.60%	3.54%	15.46%
2008	33,121	15.77	522,163	0.60%	3.02%	-2.95%
2007	35,720	16.25	580,265	0.60%	3.16%	3.58%
2006	34,636	15.68	543,204	0.60%	4.09%	3.42%
MFS Growth Series Initial Class
2010	230,713	$15.01	$3,462,005	0.60%	0.12%	14.65%
2009	263,553	13.09	3,449,588	0.60%	0.32%	36.85%
2008	299,728	9.56	2,866,711	0.60%	0.22%	-37.79%
2007	297,888	15.38	4,580,101	0.60%	0.00%	20.45%
2006	335,083	12.77	4,277,446	0.60%	0.00%	7.25%
MFS Investors Trust Series Initial Class
2010	197,529	$14.65	$2,894,051	0.60%	1.21%	10.43%
2009	211,171	13.27	2,801,687	0.60%	1.69%	26.14%
2008	240,494	10.52	2,529,573	0.60%	0.85%	-33.48%
2007	257,257	15.81	4,067,933	0.60%	0.86%	9.64%
2006	286,660	14.42	4,134,181	0.60%	0.49%	12.32%
MFS New Discovery Series Initial Class
2010	71,460	$13.39	$956,808	0.60%	0.00%	35.52%
2009	89,584	9.88	885,105	0.60%	0.00%	62.21%
2008	84,950	6.09	517,443	0.60%	0.00%	-39.69%
2007	86,671	10.10	875,419	0.60%	0.00%	1.90%
2006	104,558	9.91	1,036,374	0.60%	0.00%	12.54%
MFS Research Series Initial Class
2010	20,710	$9.44	$195,570	0.60%	1.01%	15.20%
2009	48,990	8.20	401,581	0.60%	1.44%	29.76%
2008	47,159	6.32	297,911	0.60%	0.50%	-36.47%
2007	42,325	9.94	420,868	0.60%	0.69%	12.52%
2006	41,567	8.84	367,327	0.60%	0.49%	9.81%
MFS Total Return Series Initial Class
2010	258,949	$18.21	$4,715,009	0.60%	2.72%	9.27%
2009	286,329	16.66	4,771,252	0.60%	3.75%	17.32%
2008	314,667	14.20	4,469,331	0.60%	3.13%	-22.60%
2007	322,862	18.35	5,924,724	0.60%	2.52%	3.59%
2006	350,136	17.71	6,202,580	0.60%	2.29%	11.22%

B-42

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE MILLENNIUM SERIES
RS Large Cap Alpha VIP Series Class I
2010	126,441	$9.20	$1,163,484	—	2.31%	17.05%
2009	151,002	7.86	1,187,063	—	0.18%	25.09%
2008	161,781	6.28	1,016,680	—	1.23%	-29.62%
2007	168,956	8.93	1,508,697	—	0.92%	15.19%
2006	166,339	7.75	1,289,496	—	1.92%	17.26%
RS S&P 500 Index VIP Series Class I
2010	60,219	$10.11	$609,050	—	1.60%	14.77%
2009	58,000	8.81	511,119	—	2.02%	26.25%
2008	64,028	6.98	446,922	—	2.08%	-37.16%
2007	93,447	11.11	1,037,940	—	1.70%	5.22%
2006	111,227	10.56	1,174,167	—	1.70%	15.46%
RS Asset Allocation VIP Series Class I(4)
2010	—	$—	$—	—	—	—
2009	—	—	—	—	—	—
2008	6,843	7.95	54,421	—	1.89%	-37.27%
2007	8,329	12.68	105,585	—	2.55%	5.23%
2006	7,307	12.05	88,025	—	3.75%	13.37%
RS High Yield Bond VIP Series Class I
2010	4,159	$18.13	$75,412	—	9.25%	13.72%
2009	3,767	15.95	60,071	—	7.57%	38.10%
2008	4,157	11.55	47,993	—	9.43%	-20.83%
2007	3,558	14.58	51,897	—	8.61%	1.19%
2006	2,934	14.41	42,285	—	7.41%	9.17%
RS Low Duration Bond VIP Series Class I
2010	672	$12.92	$8,681	—	3.07%	4.57%
2009	383	12.36	4,738	—	5.18%	6.38%
2008	113	11.62	1,318	—	4.03%	3.56%
2007	87	11.22	976	—	4.45%	5.48%
2006	56	10.63	591	—	3.38%	4.07%
RS Large Cap Value VIP Series Class I(4)
2010	—	$—	$—	—	—	—
2009	—	—	—	—	—	—
2008	1,372	8.79	12,069	—	2.20%	-40.26%
2007	1,988	14.72	29,266	—	1.42%	0.36%
2006	1,768	14.67	25,943	—	1.36%	18.29%
RS Partners VIP Series Class I
2010	1,144	$15.09	$17,269	—	0.00%	26.66%
2009	1,018	11.91	12,132	—	0.00%	39.66%
2008	840	8.53	7,167	—	0.00%	-34.00%
2007	658	12.92	8,499	—	0.00%	-2.03%
2006	506	13.19	6,681	—	0.25%	9.35%
RS Investment Quality Bond VIP Series Class I
2010	13,084	$18.88	$247,008	—	3.52%	7.72%
2009	13,142	17.53	230,326	—	4.10%	11.20%
2008	13,551	15.76	213,567	—	4.68%	0.47%
2007	12,674	15.69	198,826	—	4.69%	6.22%
2006	11,962	14.77	176,668	—	4.57%	4.19%

B-43

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE MILLENNIUM SERIES
RS Money Market VIP Series Class I
2010	32,289	$12.63	$407,933	—	0.02%	0.02%
2009	31,128	12.63	393,196	—	0.06%	0.06%
2008	33,086	12.62	417,701	—	2.03%	2.06%
2007	22,085	12.37	273,190	—	4.84%	4.70%
2006	19,656	11.81	232,239	—	4.58%	4.53%
Gabelli Capital Asset Fund
2010	23,484	$19.63	$460,879	—	0.43%	29.89%
2009	25,455	15.11	384,604	—	0.80%	34.70%
2008	31,937	11.22	358,230	—	0.82%	-40.43%
2007	30,491	18.83	574,142	—	0.46%	9.13%
2006	29,499	17.25	508,968	—	0.30%	21.93%
RS International Growth VIP Series Class I
2010	66,736	$12.59	$840,332	—	1.68%	14.19%
2009	64,049	11.03	706,275	—	1.85%	38.98%
2008	58,721	7.93	465,898	—	1.74%	-43.28%
2007	56,884	13.99	795,743	—	3.53%	15.02%
2006	23,900	12.16	290,671	—	1.13%	23.43%
RS Emerging Markets VIP Series Class I
2010	7,274	$40.45	$294,233	—	2.73%	19.13%
2009	8,066	33.95	273,852	—	3.48%	96.37%
2008	7,729	17.29	133,630	—	0.29%	-56.65%
2007	7,418	39.88	295,850	—	2.05%	45.40%
2006	10,970	27.43	300,887	—	0.69%	36.19%
RS Small Cap Growth Equity VIP Series Class I
2010	29,226	$16.28	$475,807	—	0.00%	27.57%
2009	30,872	12.76	393,971	—	0.00%	37.15%
2008	32,482	9.30	302,236	—	0.46%	-35.18%
2007	34,141	14.36	490,113	—	0.80%	5.13%
2006	34,002	13.65	464,304	—	0.00%	17.17%
Value Line Centurion Fund
2010	14,955	$7.07	$105,788	—	2.22%	25.75%
2009	14,136	5.63	79,520	—	0.00%	11.09%
2008	12,960	5.06	65,630	—	0.00%	-49.27%
2007	13,354	9.98	133,306	—	0.00%	20.72%
2006	12,063	8.27	99,754	—	0.00%	3.85%
Value Line Strategic Asset Management Trust
2010	18,334	$12.88	$236,212	—	0.79%	15.20%
2009	21,580	11.18	241,328	—	1.15%	21.16%
2008	24,284	9.23	224,146	—	1.43%	-29.39%
2007	29,707	13.07	388,319	—	0.95%	15.28%
2006	30,841	11.34	349,700	—	0.93%	6.85%
Invesco V.I. Capital Appreciation Fund Series I (formerly AIM V.I. Capital Appreciation Fund Series I)
2010	8,700	$6.85	$59,561	—	0.77%	15.49%
2009	8,762	5.93	51,945	—	0.60%	21.08%
2008	12,276	4.90	60,105	—	0.00%	-42.49%
2007	12,985	8.51	110,556	—	0.00%	12.01%
2006	12,746	7.60	96,880	—	0.06%	6.30%

B-44

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE MILLENNIUM SERIES
Invesco V.I. Utilities Fund Series I (formerly AIM V.I. Utilities Fund Series I)
2010	1,932	$10.63	$20,535	—	3.68%	6.30%
2009	2,189	10.00	21,890	—	4.48%	14.93%
2008	3,281	8.70	28,541	—	2.69%	-32.35%
2007	2,611	12.86	33,577	—	1.92%	20.64%
2006	1,871	10.66	19,952	—	4.04%	25.46%
Invesco V.I. Core Equity Fund Series I (formerly AIM V.I. Core Equity Fund Series I)
2010	22,007	$8.78	$193,287	—	0.96%	9.56%
2009	22,303	8.02	178,802	—	1.80%	28.30%
2008	23,179	6.25	144,838	—	2.13%	-30.14%
2007	27,607	8.94	246,937	—	1.07%	8.12%
2006	27,027	8.27	223,603	—	1.61%	15.24%
AllianceBernstein VPS Growth & Income Portfolio Class B
2010	2,545	$11.63	$29,598	—	0.00%	12.80%
2009	2,098	10.31	21,636	—	3.70%	20.35%
2008	2,269	8.57	19,438	—	1.81%	-40.69%
2007	4,469	14.45	64,562	—	1.23%	4.86%
2006	4,029	13.78	55,514	—	1.15%	16.98%
AllianceBernstein VPS Large Cap Growth Portfolio Class B
2010	254	$12.41	$3,151	—	0.27%	9.83%
2009	233	11.30	2,632	—	0.00%	37.10%
2008	415	8.24	3,422	—	0.00%	-39.82%
2007	360	13.69	4,932	—	0.00%	13.61%
2006	9,773	12.05	117,774	—	0.00%	-0.64%
AllianceBernstein VPS Global Thematic Growth Portfolio Class B
2010	390	$13.28	$5,174	—	2.03%	18.58%
2009	353	11.20	3,957	—	0.00%	53.14%
2008	302	7.31	2,206	—	0.00%	-47.46%
2007	347	13.92	4,833	—	0.00%	19.89%
2006	340	11.61	3,950	—	0.00%	8.38%
AllianceBernstein VPS Value Portfolio Class B
2010	1,769	$12.02	$21,259	—	1.82%	11.42%
2009	1,616	10.79	17,428	—	3.11%	21.04%
2008	2,312	8.91	20,602	—	2.11%	-41.01%
2007	1,961	15.11	29,626	—	1.15%	-4.16%
2006	1,667	15.76	26,281	—	0.92%	21.03%
Davis Financial Portfolio
2010	3,570	$13.03	$46,500	—	0.89%	11.10%
2009	3,465	11.73	40,631	—	0.88%	41.18%
2008	3,391	8.31	28,159	—	0.00%	-46.36%
2007	5,401	15.48	83,638	—	1.15%	-6.05%
2006	5,121	16.48	84,396	—	0.60%	18.50%
Davis Real Estate Portfolio
2010	3,224	$23.95	$77,211	—	1.76%	19.70%
2009	3,960	20.01	79,235	—	2.78%	31.73%
2008	3,669	15.19	55,720	—	0.48%	-46.91%
2007	3,936	28.61	112,618	—	3.39%	-15.48%
2006	5,000	33.85	169,263	—	3.11%	34.37%

B-45

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE MILLENNIUM SERIES
Davis Value Portfolio
2010	27,391	$12.73	$348,638	—	1.39%	12.76%
2009	27,192	11.29	306,927	—	0.92%	31.16%
2008	28,542	8.61	245,635	—	1.42%	-40.32%
2007	31,961	14.42	460,912	—	1.20%	4.64%
2006	30,285	13.78	417,396	—	0.82%	15.00%
Fidelity VIP Contrafund Portfolio Service Class 2
2010	33,413	$15.17	$506,981	—	1.00%	16.93%
2009	36,445	12.98	472,928	—	1.22%	35.47%
2008	38,045	9.58	364,433	—	0.49%	-42.69%
2007	40,664	16.71	679,679	—	0.76%	17.30%
2006	40,081	14.25	571,115	—	1.00%	11.43%
Fidelity VIP Equity-Income Portfolio Service Class 2
2010	17,147	$13.30	$228,124	—	1.65%	14.92%
2009	18,210	11.58	210,815	—	2.16%	29.88%
2008	18,791	8.91	167,492	—	7.82%	-42.81%
2007	18,535	15.59	288,874	—	1.61%	1.27%
2006	19,228	15.39	295,921	—	2.94%	19.93%
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2010	10,181	$8.91	$90,728	—	0.00%	23.47%
2009	9,720	7.22	70,154	—	0.26%	45.46%
2008	8,465	4.96	41,998	—	0.10%	-55.14%
2007	7,815	11.06	86,423	—	0.00%	22.91%
2006	7,095	9.00	63,849	—	0.47%	5.12%
Fidelity VIP Mid Cap Portfolio Service Class 2
2010	27,588	$27.37	$754,969	—	0.13%	28.57%
2009	27,536	21.28	586,087	—	0.47%	39.75%
2008	27,372	15.23	416,879	—	0.36%	-39.61%
2007	26,774	25.22	675,198	—	0.49%	15.34%
2006	26,415	21.86	577,536	—	0.17%	12.40%
Janus Aspen Enterprise Portfolio Service Shares
2010	16,598	$15.23	$252,715	—	0.00%	25.52%
2009	17,379	12.13	210,808	—	0.00%	44.44%
2008	18,166	8.40	152,550	—	0.06%	-43.86%
2007	20,969	14.96	313,641	—	0.07%	21.74%
2006	21,638	12.29	265,857	—	0.00%	13.31%
Janus Aspen Forty Portfolio Service Shares
2010	10,307	$15.72	$162,010	—	0.23%	6.48%
2009	10,547	14.76	155,688	—	0.01%	46.01%
2008	14,471	10.11	146,292	—	0.01%	-44.31%
2007	15,075	18.15	273,661	—	0.18%	36.63%
2006	15,646	13.29	207,867	—	0.15%	9.12%
Janus Aspen Janus Portfolio Service Shares
2010	14,441	$10.87	$157,009	—	0.37%	14.26%
2009	15,520	9.52	147,682	—	0.42%	36.01%
2008	27,479	7.00	192,252	—	0.59%	-39.87%
2007	26,154	11.63	304,300	—	0.59%	14.80%
2006	25,823	10.14	261,720	—	0.29%	11.13%

B-46

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (continued)

	Units Outstanding	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In Whole $
PARK AVENUE MILLENNIUM SERIES
Janus Aspen Worldwide Portfolio Service Shares
2010	24,823	$10.50	$260,706	—	0.49%	15.52%
2009	26,258	9.09	238,726	—	1.29%	37.40%
2008	29,238	6.62	193,462	—	1.01%	-44.81%
2007	30,723	11.99	368,314	—	0.57%	9.36%
2006	30,049	10.96	329,393	—	1.60%	17.94%
MFS Growth Series Initial Class
2010	21,339	$7.57	$161,438	—	0.12%	15.34%
2009	21,984	6.56	144,200	—	0.32%	37.68%
2008	23,273	4.76	110,883	—	0.22%	-37.42%
2007	23,786	7.61	181,082	—	0.00%	21.17%
2006	24,938	6.28	156,672	—	0.00%	7.89%
MFS Investors Trust Series Initial Class
2010	7,022	$11.15	$78,310	—	1.21%	11.10%
2009	7,577	10.04	76,063	—	1.69%	26.90%
2008	7,267	7.91	57,489	—	0.85%	-33.08%
2007	7,163	11.82	84,673	—	0.86%	10.31%
2006	7,283	10.72	78,044	—	0.49%	12.99%
MFS New Discovery Series Initial Class
2010	9,030	$14.25	$128,712	—	0.00%	36.34%
2009	9,271	10.45	96,932	—	0.00%	63.18%
2008	9,821	6.41	62,921	—	0.00%	-39.33%
2007	15,592	10.56	164,653	—	0.00%	2.52%
2006	15,537	10.30	160,050	—	0.00%	13.22%
MFS Research Series Initial Class
2010	2,678	$9.90	$26,511	—	1.01%	15.90%
2009	8,231	8.54	70,305	—	1.44%	30.54%
2008	6,225	6.54	40,730	—	0.50%	-36.09%
2007	13,557	10.24	138,773	—	0.69%	13.20%
2006	13,957	9.04	126,203	—	0.49%	10.48%
MFS Total Return Series Initial Class
2010	24,328	$16.60	$403,814	—	2.72%	9.93%
2009	26,767	15.10	404,155	—	3.75%	18.03%
2008	35,710	12.79	456,826	—	3.13%	-22.13%
2007	42,518	16.43	698,513	—	2.52%	4.21%
2006	38,529	15.76	607,381	—	2.29%	11.89%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2010, net average assets are based on the daily net assets. For 2009, 2008, 2007 and 2006, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year. 2007, 2006 and 2005, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Refer to Note 4 of the Notes to Financial Statements.

B-47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account K:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account K at December 31, 2010 listed in Note 1, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 28, 2011

B-48

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS BALANCE SHEETS

	As of December 31,
	2010	2009
	(In millions)
Admitted assets
Bonds	$1,732	$1,777
Preferred stocks	4	5
Affiliated mutual funds, at fair value	—	21
Investment in subsidiaries	19	40
Policy loans	106	99
Cash, cash equivalents and short-term investments	51	44

Total invested assets	1,912	1,986

Due and accrued investment income	26	28
Net deferred tax asset	5	4
Income tax receivable	13	—
Other assets	31	11
Receivable from separate accounts	146	134
Separate account assets	8,084	6,994

Total admitted assets	$10,217	$9,157

Liabilities
Reserves for policy benefits, deposit-type contracts and other contract liabilities	$1,822	$1,850
Asset valuation reserve	15	22
Due to parent and affiliates	12	12
Income tax payable	—	8
Other liabilities	45	37
Separate account liabilities	8,082	6,992

Total liabilities	9,976	8,921

Capital and surplus
Common stock	2	2
Additional paid-in capital and contributed surplus	175	195
Unassigned surplus	64	39

Total capital and surplus	241	236

Total liabilities, capital and surplus	$10,217	$9,157

See notes to statutory basis financial statements.

B-49

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2010	2009
	(In millions)
Revenues
Premiums and annuity considerations	$1,116	$1,268
Net investment income	96	98
Service fees	155	127
Reserve adjustments on reinsurance ceded and other income	4	15

Total revenues	1,371	1,508

Benefits and expenses
Policyholder benefits	1,067	1,043
Net transfers to separate accounts	115	245
General insurance expenses	89	80
Commissions and other expenses	104	104

Total benefits and expenses	1,375	1,472

(Loss) gain before federal income taxes and realized losses from investments	(4)	36
Federal income tax benefit	(45)	—

Gain from operations, net of federal income taxes and before net realized losses	41	36
Net realized capital losses, net of tax and transfers to IMR	(25)	(26)

Net income	$16	$10

See notes to statutory basis financial statements.

B-50

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS STATEMENTS OF CHANGES IN SURPLUS

	For the Years Ended December 31,
	2010	2009
	(In millions)
Beginning of year balance	$236	$212

Adjustments to surplus:
Net income	16	10
Change in net unrealized capital gains of investment in subsidiaries and affiliated mutual funds and derivatives, net of tax	—	13
Change in non-admitted assets	13	9
Change in net deferred taxes	(8)	(4)
Change in asset valuation reserve	7	(4)
Return of capital to the parent	(20)	—
Change in reserve valuation basis	(3)	—

Net adjustments to surplus	5	24

End of year balance	$241	$236

See notes to statutory basis financial statements.

B-51

The Guardian Insurance & Annuity Company, Inc.

STATUTORY BASIS STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2010	2009
	(In millions)
Cash flows from operating activities
Premiums and annuity considerations	$1,100	$1,286
Investment income received	105	105
Service fees and other income received	162	144
Benefits and loss related payments	(1,098)	(1,046)
Net transfers to separate accounts	(127)	(309)
Commissions, expenses and taxes paid	(192)	(186)
Federal income taxes recovered	11	27

Net cash (used in) provided by operating activities	(39)	21

Cash flows from investing activities
Proceeds from bonds sold or matured	321	446
Proceeds from sale of stocks and affiliated mutual funds	27	8
Miscellaneous proceeds	4	4
Costs of bonds acquired	(280)	(514)
Costs of stocks acquired	(1)	(8)
Investment in subsidiaries	20	(22)
Miscellaneous applications	(35)	(34)
(Increase) decrease in policy loans, net of repayments	(7)	2

Net cash provided by (used in) investing activities	49	(118)

Cash flow from financing and miscellaneous activities
Capital and paid in surplus	—	22
Return of capital to parent	(20)	—
Other cash provided (applied)	14	(15)
Net deposits on deposit-type contracts and other insurance liabilities	3	2

Net cash (used in) provided by financing activities	(3)	9

Net increase (decrease) in cash, cash equivalents and short-term investments	7	(88)
Cash, cash equivalents and short-term investments, beginning of year	44	132

Cash, cash equivalents and short-term investments, end of year	$51	$44

See notes to statutory basis financial statements.

B-52

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE A—ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment advisor under the Investment Advisers Act of 1940 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

Insurance Separate Accounts:

The Company had established nineteen insurance separate accounts, of which two were dissolved during 2009, whose sole purpose was to fund certain employee benefit plans of The Guardian. Since December 31, 2009, the Company has seventeen insurance separate accounts primarily to support the variable annuity and life insurance products. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets and liabilities of the separate accounts are stated primarily at the fair value of the underlying investments and corresponding contractholders obligations (See Note I).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying statutory basis financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware (the “Department”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”), subject to certain deviations prescribed or permitted by the Department. There are no deviations between the NAIC and the Department as of December 31, 2010. The NAIC promulgates the NAIC SAP, which include accounting guidelines referred to as Statements of Statutory Accounting Principles (“SSAPs”).

B-53

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or a derivative under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus; 8) investments in subsidiaries of the Company’s wholly-owned subsidiaries and majority owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income; 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus. Deferred tax assets not meeting certain criteria are non-admitted and 11) investments in affiliated mutual funds where the Company has a controlling financial interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note L.

Use of Estimates:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. As a provider of life insurance and annuity products, GIAC’s operating results in any given period depend on estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for insurance and investment contracts requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and, in many cases, state insurance laws that require specific mortality, morbidity, and investment assumptions to be used by the Company and may preclude the use of lapse and expense assumptions. Actual future results could differ from these estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related reserve estimates. The Company regularly invests in mortgage-backed securities and other securities subjected to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Admitted Assets:

Assets are stated at “admitted asset” values, which are values, required by or permitted to be reported to the Department of Insurance of the State of Delaware in accordance with its rules and regulations. Certain assets designated as “non-admitted assets” (approximately $21 million and $34 million at December 31, 2010 and 2009, respectively), consist principally of deferred tax assets, IMR, uncollected premiums and advances to agents, are charged directly to unassigned surplus.

Investments:

See Note C and Note D regarding the accounting policy, reported statement value and estimated fair value of the Company’s investment in bonds, preferred stocks, affiliated mutual funds and investments in subsidiaries.

Policy Loans:

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

B-54

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Cash, Cash Equivalents and Short-Term Investments:

Cash includes cash on deposit with banks. Cash equivalents are stated at amortized cost and consist of investments having maturities of three months or less at time of purchase. Certain short-term investments, including Money Market Funds, are stated at amortized cost and consist primarily of investments having maturities greater than three months from the date of purchase, but less than one year maturity. Fair values for such investments approximate carrying value.

Other Assets:

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables for service fees.

Other Liabilities:

Other liabilities consist primarily of contingent tax liabilities, reinsurance payables, accrued expenses, payables to custodians and commissions payable.

Contract and Policy Reserves:

The estimated fair value of contractholder account balances for investment type contracts has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions.

The following table highlights the credited rates applicable to the Company’s liabilities.

Product	Credited Fixed Interest Rates
Individual Annuities, Fixed Rate Option	3.00% to 3.50%
Single Premium Deferred Annuity	1.50% to 4.70%
Dollar Cost Averaging	3.00% to 5.00%
Group Annuities	1.50% to 4.13%
Variable Life	3.00% to 4.10%
Group Universal Life	4.00%
Single Premium Immediate Annuities and Immediate Annuitizations With Life Contingency, Fixed	4.00% to 6.00%
Immediate Annuitizations Without Life Contingency, Fixed	1.50% to 3.50%

Guaranteed Minimum Benefits:

The Company issues variable annuity contracts with guaranteed death benefits that guarantee either:

a)	Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).
b)	Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).
c)	Combination Rollup/Ratchet: the benefit is the greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

For guarantees of amounts in the event of death, the net amount at risk (“NAR”) is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance.

The Company also issues various guaranteed living benefits:

GMWB

The Guaranteed Minimum Withdrawal Benefit (“GMWB”) contracts guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA”) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the

B-55

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Accumulation Value is reduced to zero through a combination of market declines and withdrawals. Certain designs allow the withdrawals to continue for the lifetime of the policyholder even after the GWB is depleted. For the GMWB, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance.

GMIB

The Guaranteed Minimum Income Benefit (“GMIB”) contracts provide a guarantee base that increases by the greater of a 5% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity. For the GMIB, which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance.

GMAB

The Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”) contracts guarantee the return of investment on the maturity date. For the GMAB, the net amount at risk is the amount invested in excess of the current account balance.

The account value and net amount at risk of the contractholders at December 31, 2010 and 2009 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age) were as follows:

	2010			2009
	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$6,156	$133	62	$5,263	$289	62
GMWB	2,710	117	60	1,858	165	60
GMIB*	124	—	58	117	—	57
GMAB	61	—	62	68	—	62

*	In the calculation of the NAR for GMIB, the guaranteed benefit amount is decreased by 35% to reflect conservative annuity factors used upon annuitization.

Actuarial Guideline XLIII (VACARVM) provides guidance on how to calculate reserves for Variable Annuities with both Living and Death Benefit Guarantees. The guideline requires the reserve to be calculated using two approaches, the standard scenario approach and the stochastic scenario approach, the final reserve being the greater of the two. The Standard Scenario Amount is based on a single path, deterministic projection with stipulated assumptions and the Stochastic Amount is based on the Conditional Tail Expectation 70 of 1,000 stochastically generated interest rate scenarios. Management’s best estimate assumptions along with margins for uncertainty are used to calculate the Stochastic Amount. Key assumptions needed in valuing the liability include: full withdrawals, partial withdrawals, mortality, investment management fees and revenue sharing, expenses, fund allocations, and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The Stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include: reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility, and swap interest rates. At December 31, 2010 and 2009, the Standard Scenario Amount was the greater of the two measures and was thus used as the final reserve.

Reserves for Life Contracts and Deposit-Type Contracts:

The Company waives deductions for deferred fractional premiums upon death of insured and returns a portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The Company currently issues variable life policies on lives classified as substandard. For scheduled policies issued with a flat extra premium, one half of such extra premium is held in addition to the standard mean reserve for the plan. Scheduled policies and riders issued on a substandard basis in percentage mortality classes are valued with factors based on the appropriate corresponding percentage mortality tables and stipulated interest rates and method.

As of December 31, 2010 and 2009, the Company had $700 million and $218 million, respectively, of insurance in force for which the gross premiums are less than the net premiums, according to the standard valuation set by the State of

B-56

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Delaware. The reserves to cover the above insurance equal $31 million and $7 million as of December 31, 2010 and 2009, respectively, which are included in “Reserve for policy benefits, deposit-type contracts and other contract liabilities”, in the Statutory Basis Balance Sheets. The Company does not utilize anticipated investment income as a factor in the calculation of these reserves. Instead, it utilizes a statutory premium deficiency reserve formula and interest rate assumption prescribed by Delaware insurance regulations.

The Tabular Interest, Tabular less Actual Reserve Released and Tabular Cost has been determined from the basic data for the calculation of policy reserves.

For the determination of Tabular Interest on funds not involving life for each valuation rate of interest, the Tabular Interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Both the annual premium variable life product and the variable whole life with modified scheduled premiums product were available in substandard class. These products are not currently available.

For both policies, the Company charges an additional gross premium which is payable for the later of 20 years or to age 65. These extra premiums do not affect policy values.

For the annual premium variable life product, the Company holds two additional reserves:

1.	A reserve for the basic coverage. This reserve considers the extra mortality and the premium payment period of the extra premium.
2.	A reserve for the variable insurance account, which is essentially a paid-up life reserve.

For the variable whole life with modified scheduled premium product, the Company holds the reserve for the basic coverage.

The Company issues group deposit-type contracts funding agreements for qualified retirement plans. The funding agreements are issued through the general account and the deposits received on these contracts are recorded as liabilities and are not treated as premiums or as revenue under SAP.

Investment Reserves:

In compliance with statutory requirements, the Company maintains the AVR and the IMR. The AVR is intended to stabilize policyholders’ surplus against market fluctuations in the value of equities and credit related declines in the value of bonds. Changes in the AVR are recorded directly to surplus. The IMR defers net after-tax realized capital losses which result from changes in the overall level of interest rates for fixed income investments and amortizes these net realized capital losses into income over the remaining stated life of the investments sold. The Company uses the group method of calculating the IMR. Any negative IMR amounts are treated as a non admitted asset.

Premiums and Other Revenues:

Premiums and annuity considerations are recognized for funds received on variable life insurance and annuity products. Corresponding transfers to/from separate accounts are a component of “Net transfers to separate accounts” in the Statutory Basis Statements of Operations.

Revenues also include service fees that are comprised of annual contract fees, charges for mortality and expenses based on separate account assets under management and administrative service fees received from the mutual funds that are investment options in the product separate accounts.

Federal Income Taxes:

The provision for federal income taxes is based on income from operations currently taxable. Realized gains and losses are reported net of the applicable federal income taxes. Increases and decreases in deferred federal income tax assets established in prior years are reflected as adjustments to surplus (see Note F).

B-57

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Reinsurance:

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Net Investment Income and Capital Losses:

Net investment income includes interest and dividends received or accrued on investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively or prospectively for any change in estimated yield to maturity. Investment income due and accrued that is deemed uncollectible is charged against net investment income in the period such determination is made, while investment income greater than 90 days past due is non-admitted and charged directly to surplus. Net investment income is reduced by investment management expenses.

Realized investment gains and losses are reported in income based upon specific identification of securities sold. Realized losses include valuation adjustments for other-than-temporary declines in investments. Unrealized capital gains and losses on financial instruments carried at fair value represent changes in the reported fair value and are recorded directly to surplus.

Assessments:

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company will recognize a liability and expense when assessments are levied or when it is probable that a liability has been incurred and it can be reasonably estimated.

Reconciliation to Annual Statements:

The 2008 Annual Statement Cash Flows included $22 million of additional paid-in surplus received from its parent, and a $22 million contribution to its subsidiary, PAS. These cash flows actually occurred in 2009, and were reported in the 2008 Annual Statement Cash Flows under financing and investing activities. The Statement of Cash Flows reported in these audited statutory basis financial statements correctly reflect these transactions in 2009.

Reclassifications:

In 2010, the Company reflected certain fee income and related deferrals that had previously been reported as “Service fees” and as an increase to “Policyholder benefits” in the Statutory Basis Statements of Operations. To conform prior year to the current year presentation, such items have been revised in the 2009 Statutory Basis Statements of Operations. Total revenues and expenses were each decreased by a net amount of $6 million in 2009. There was no effect on the Company’s net income or surplus. The revisions to the Company’s Statutory Basis Statements of Operations does not impact the Company’s previously reported Statutory Basis Balance Sheets, Statutory Basis Statement of Changes in Surplus or the Statutory Basis Statement of Cash Flows.

B-58

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE C—INVESTMENTS

Bonds and Preferred Stocks:

Investments are valued in accordance with methods prescribed by the Securities Valuation Office of the NAIC (“SVO”). The Company obtains the fair value of financial instruments held in its portfolio that are either carried at fair value on the face of the financial statements or disclosed in the notes to the financial statements at fair value, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks which are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate. Unrealized gains and losses on investments carried at market are recorded directly in unassigned surplus. The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the fair value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the fair value of a security; discounted estimated future cash flows; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in net realized capital losses. Valuation methods for the various types of investments held are as follows:

Bonds—Bonds are stated principally at amortized cost with bond premiums and discounts amortized using the scientific interest method. Those bonds which are rated 6 by the NAIC are reported at the lower of amortized cost or fair value. Mortgage-backed bonds are carried at amortized cost using the interest method considering anticipated prepayments at the date of purchase. Significant changes in future anticipated cash flows from the original purchase assumptions are accounted for using the retrospective or prospective adjustment method utilizing the Public Securities Association standard prepayment rates.

The Company does not own loan-backed securities purchased prior to January 1, 1994. Prepayment assumptions for single class and multi-class mortgage-backed/asset-backed securities were obtained from issuers or broker dealers through information services or internal estimates and are consistent with current interest rates and the economic environment.

Preferred stocks—Preferred stocks are carried at fair value if impaired during the reporting period or carried at the lower of cost or fair value based on the rating assigned by the SVO.

Affiliated Mutual Funds:

Affiliated mutual funds are stated at estimated fair value, with unrealized appreciation or depreciation recorded net of applicable deferred taxes and included in surplus.

Investments in Subsidiaries:

Investments in subsidiaries are valued using the GAAP basis equity and consist of the Company’s investments in PAS and GBG. Undistributed earnings or losses of subsidiaries and unrealized appreciation and depreciation are reflected as unrealized capital gains or losses directly in surplus. Distributed dividends of subsidiaries are recorded in net investment income.

B-59

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The amortized cost basis and estimated fair value of bonds and the cost and estimated fair value of preferred stocks, investments in subsidiaries and affiliated mutual funds at December 31, 2010 and 2009 were as follows:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2010		Gains	(Losses)
		(In millions)
U.S. Government	$12	$1	$—	$13
Special Revenue	19	—	—	19
States, Territories & Possessions	8	—	—	8
Political Subdivisions	12	—	—	12
Hybrid	2	—	—	2
Industrial and Miscellaneous	1,679	92	(4)	1,767

Total Bonds	$1,732	$93	$(4)	$1,821

Preferred Stocks—Perpetual	$4	$—	$(1)	$3

Investment in Subsidiaries	$54	$3	$(38)	$19

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2009		Gains	(Losses)
		(In millions)
U.S. Government	$12	$—	$(1)	$11
Special Revenue	18	—	—	18
States, Territories & Possessions	7	—	—	7
Industrial and Miscellaneous	1,740	74	(10)	1,804

Total Bonds	$1,777	$74	$(11)	$1,840

Preferred Stocks—Perpetual	$5	$—	$—	$5

Investment in Subsidiaries	$74	$2	$(36)	$40

Affiliated Mutual Funds	$24	$1	$(4)	$21

The Company invests in high quality securities that are diversified by asset class, issuer and industry. At December 31, 2010 approximately 1.7% of the portfolio is invested in securities issued or backed by the United States Government or its agencies. No other single issuer accounts for more than 1.0% of the portfolio at December 31, 2010.

The amortized cost and estimated fair value of bonds at December 31, 2010 by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	2010
	Amortized Cost	Fair Value
	(In millions)
Due in one year or less	$158	$160
Due after one year through five years	1,251	1,324
Due after five years through ten years	192	201
Due after ten years	76	80
Sinking fund bonds, mortgage backed securities and asset backed securities	55	56

Total	$1,732	$1,821

B-60

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The net change in unrealized capital gains included in surplus for years ended December 31, 2010 and 2009 are summarized as follows:

	2010	2009
	(In millions)
Changes in net unrealized capital gains (losses) attributable to:
Affiliated mutual funds and investments in subsidiaries	$2	$23
Derivatives	(1)	(8)
Tax effect on unrealized capital gains	(1)	(2)

Total change in net unrealized capital gains, net of tax	$—	$13

Proceeds from sales of investments in bonds amounted to $64 million and $96 million in 2010 and 2009, respectively. Gross gains of $3 million and $1 million and gross losses of $1 million and $4 million were realized on sales of bonds in 2010 and 2009, respectively.

Proceeds from sales of investments in affiliated mutual funds amounted to $25 million and $8 million in 2010 and 2009 respectively. Gross gains of $1 million were realized in 2010 and gross losses of $1 million and $4 million were realized on sales of affiliated mutual funds in 2010 and 2009, respectively.

Proceeds from sales of investments in preferred stocks amounted to $2 million in 2010. Gross gains of $0.4 million were realized on sales of preferred stocks in 2010. There were no sales of preferred stocks in 2009.

Unrealized losses:

The Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, were as follows:

December 31, 2010	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
Special Revenue	$3	$—	$—	$—	$3	$—
States, Territories & Possessions	2	—	—	—	2	—
Hybrids	—	—	2	—	2	—
Industrial and Miscellaneous	136	(3)	9	(1)	145	(4)

Total Bonds	141	(3)	11	(1)	152	(4)
Preferred Stocks—Perpetual	3	(1)	—	—	3	(1)

Total Temporarily Impaired Securities	$144	$(4)	$11	$(1)	$155	$(5)

December 31, 2009	Less than 12 months		More than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$8	$(1)	$—	$—	$8	$(1)
Special Revenue	9	—	—	—	9	—
States, Territories & Possessions	5	—	—	—	5	—
Industrial and Miscellaneous	118	(2)	116	(8)	234	(10)

Total Bonds	140	(3)	116	(8)	256	(11)
Affiliated Mutual Funds	—	—	12	(4)	12	(4)

Total Temporarily Impaired Securities	$140	$(3)	$128	$(12)	$268	$(15)

B-61

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other-than-temporary impairments. There were eight securities in an unrealized loss position for greater than 12 months with a book value of $12 million and a fair value of $11 million as of December 31, 2010. There were fifty-six securities in an unrealized loss position for greater than 12 months with a book value of $140 million and a fair value of $128 million as of December 31, 2009.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including: duration and severity of impairment, discounted cash flows, investment sector stability, and credit worthiness, financial condition of issuer and intent and ability to hold to allow for recovery in value.

Sub-prime credit exposure:

The Company continually monitors its investment portfolios for performance, credit issues and risk exposures. By using a variety of measurements and credit analysis derived from both internal and external sources, the Company tracks the risk exposure the portfolios have to market events such as the credit deterioration in the sub-prime and other below sub-prime mortgage market. Sub-prime investments can include high loan to value pools and pools where the borrowers have very impaired credit but the average loan to value is low. The Company has minimal exposure and recorded no impairments in 2010 or 2009, on its sub-prime or other below prime mortgage-backed security holdings. The Company does not hold investments in collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and does not hold any asset-backed securities (ABS) with sub-prime exposure and other below sub-prime mortgage exposure as of December 31, 2010.

Investment in Subsidiaries:

GIAC’s investment in PAS is valued using GAAP basis equity in PAS underlying net assets. There were no dividends received from PAS in 2010 or 2009.

Selected financial information for PAS, the Company’s significant subsidiary at December 31, is highlighted below:

	2010	2009
	(In millions)
PAS
Total assets	$32	$51
Total liabilities	16	13
Net (loss) gain	$(3)	$13

Net Investment Income:

Net investment income, including accrual of discount and amortization of premiums, arose from the following sources for the years ended December 31:

	2010	2009
	(In millions)
Bonds	$89	$93
Affiliated mutual funds	3	2
Policy loans	6	6
Other	1	1

Total gross investment income	99	102
Less: investment expenses	(3)	(4)

Net investment income	$96	$98

B-62

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Net Realized Capital Losses from Investments:

Net realized losses from investments were derived from the following sources for the years ended December 31:

	2010	2009
	(In millions)
Bonds	$4	$(3)
Preferred Stocks	—	(1)
Investments in subsidiaries and affiliated mutual funds	—	(4)
Derivatives and other	(27)	(25)

Total net realized capital losses	(23)	(33)
Transfer (from) to IMR	(2)	1
Capital losses tax benefit	—	(6)

Net realized capital losses, net of tax and transfers (from) to IMR	$(25)	$(26)

Realized losses included $2 million for the year ended December 31, 2009, of pre-tax impairments for declines in fair value of investments that were considered to be other-than-temporary. These impairments were all credit related. No such losses were realized in 2010.

Derivative Financial Instruments:

The Company offers certain variable annuity products with Guaranteed Minimum Withdrawal Benefit (“GMWB”). In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. The Company uses Standard and Poors (“S&P”) 500 and U.S. Treasury futures contracts, which are exchange traded, to hedge market fluctuations of the Company’s GMWB product. Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company’s involvement, but not future cash requirement, as open positions are typically closed out prior to the delivery date of the contract. These contracts have a notional amount of $0.3 million and $0.2 million as of December 31, 2010 and 2009, respectively. The carrying amounts of these contracts are $0 million on these dates as the contracts are settled daily through a margin account as stated above.

Restricted Assets and Special Deposits:

Assets of $4 million at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Statutory Basis Balance Sheets.

Repurchase Agreements:

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $15 million are included in the Statutory Basis Balance Sheets as “Cash, cash equivalents and short-term investments” as of December 31, 2010, and are subject to repurchase. There were no repurchase agreements outstanding as of December 31, 2009. The repurchase agreements had interest rates of 0.13% as of December 31, 2010 and matured on January 3, 2011. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities. The collateral consists of one Federal Home Loan Bank Security with a par value of $14.8 million, a fair value (with accrued interest) of $15.3 million, and a coupon rate of 3.6%.

Information About Financial Instruments with off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk:

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. Because exchange-traded futures are processed through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

B-63

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The Company is required to establish collateral for any futures contracts that are entered. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently uses U.S. Treasury Bonds to satisfy this collateral requirement.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. The Company’s financial instruments with off-balance sheet risk as December 31, 2010 and 2009 were $9 million and $5 million, respectively.

NOTE D—FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective for December 31, 2010 statutory accounting guidance adopted new reporting requirements around fair value measurements and the reporting of fair values. These new requirements are based on the fair value measurement and reporting requirements established in GAAP accounting guidance. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets in this category include affiliated mutual funds and actively traded registered mutual funds whether held directly by the general account of the Company or by a separate account sponsored by the Company.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include affiliated mutual funds, preferred stocks and certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and investments in non-registered collective investment funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information. Instruments held in this category include fixed maturity instruments.

The estimated fair values presented have been determined using available information and valuation methodologies. The estimated fair value for financial instruments held by the Company was determined by management after considering the following sources of information: quoted market price, third party pricing vendors, independent broker quotations, or internal pricing models. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such amounts are management’s estimate of the value that would be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies from period to period based on available information and market conditions could have a material effect on the estimated fair values.

Bonds, Preferred Stocks and Affiliated Mutual Funds:

Estimated fair values for bonds and preferred stocks are based on values provided by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Preferred stocks are carried at fair value if impaired during the reporting period or carried at the lower of cost or fair value based on the rating assigned by the SVO. At December 31, 2010, no bonds or preferred stocks were carried at fair value.

B-64

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Estimated fair value for affiliated mutual funds is determined using a quoted market price where available. When the Company cannot obtain a quoted market price directly, it relies on values provided by a third party pricing vendor, or values determined by estimates and assumptions based on internally derived information. The pricing vendor values these securities using observable market inputs, including reported trades, market dealer quotes, bids, offers and reference data. The fair value of affiliated mutual funds that was valued based on quoted market prices from an active market for that identical investment was $0.2 million at December 31, 2010. No affiliated mutual funds were valued based on quotes from third party pricing vendors for identical or similar investments in markets that are not active, nor were any fair values determined by using estimates and assumptions based on internally derived information.

Separate Account Assets and Liabilities:

The Company sponsors separate accounts that support certain products’ variable and group annuity and life insurance products that it sells. The assets that the separate accounts hold are reported at their fair value on the Company’s balance sheet. The separate accounts invest in various registered mutual funds and non-registered collective investments funds managed by RS investments and unaffiliated third parties. The fair value of these investments is based upon the reported net asset values (“NAVs”) as provided by the fund manager.

At December 31, 2010, registered mutual funds investments of $7,384 million were valued using quoted market prices available in active markets for identical assets. At December 31, 2010, non-registered collective investment funds investments of $700 million were valued based upon the reported net asset values as provided by the fund manager as they had no redemption restrictions or fees associated with them and they are open to new investors. There were no significant amounts of other types of investments held in the separate accounts as of December 31, 2010, where fair values were determined by using estimates and assumptions based on internally derived information.

December 31, 2010	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Separate Accounts Assets	$7,384	$700	$—	$8,084	$8,084

Total Assets at Fair Value	$7,384	$700	$—	$8,084	$8,084

There were no significant transfers into or out of level 1 and 2 during 2010.

December 31, 2009	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets at Fair Value
Impaired Bonds	$—	$—	$2	$2	$2
Impaired Preferred Stocks	—	1	—	1	1
Affiliated Mutual Funds	20	1	—	21	21
Separate Accounts Assets	6,490	504	—	6,994	6,994

Total Assets at Fair Value	$6,510	$506	$2	$7,018	$7,018

B-65

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following tables summarize changes to the Company’s investments carried at fair value using significant unobservable inputs (Level 3) for the years ending December 31, 2010 and 2009:

December 31, 2010	Bonds	Separate Accounts	Total
(In Millions)
Fair Value, beginning of period	$2	$—	$2
Total gains or (losses) (realized or unrealized):
Included in net income	—	—	—
Included in surplus	—	—	—
Purchases, sales, issuances and settlements:			—
Purchases	—	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	(2)	—	(2)

Fair Value, end of period	$—	$—	$—

There were no bond impairments in 2010.

December 31, 2009	Bonds	Separate Accounts	Total
	(In Millions)
Fair Value, beginning of period	$—	$12	$12
Total gains or (losses) (realized or unrealized):
Included in net income	—	—	—
Included in surplus	—	—	—
Purchases, sales, issuances and settlements:			—
Purchases	—	—	—
Sales	—	—	—
Issuances	—	—	—
Settlements	—	—	—
Transfers into Level 3	2	—	2
Transfers out of Level 3	—	(12)	(12)

Fair Value, end of period	$2	$—	$2

B-66

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

NOTE E—PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Gross deferred and uncollected insurance premiums represent premiums due to be received from policyowners through the next policy anniversary date. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. Deferred and uncollected premiums at December 31, 2010 and 2009 were as follows:

	2010
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$6	$6
Ordinary renewal	13	13
Group life renewal	1	1

	2009
Type	Gross	Net of Loading
	(In millions)
Ordinary new business	$22	$22
Ordinary renewal	13	13
Group life renewal	1	1

NOTE F—INCOME TAXES

Consolidated Federal Income Tax Return:

The Company’s federal income tax return is consolidated with the following entities:

•	The Guardian Life Insurance Company of America, Inc.

•	Park Avenue Life Insurance Company,

•	Sentinel American Life Insurance Company,

•	Family Service Life Insurance Company,

•	Managed Dental Care of California,

•	Managed DentalGuard of Texas,

•	Managed DentalGuard of New Jersey,

•	Innovative Underwriters Inc.,

•	Guardian Trust Company,

•	Berkshire Life Insurance Company of America

•	First Commonwealth, Inc. and its subsidiaries, and

•	American Financial Systems, Inc.

The Company is included in a consolidated federal income tax return with its parent company, The Guardian. The Company has a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Pursuant to this agreement, the Company has the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur, or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

The Internal Revenue Code limits the amount of non-life insurance losses that may offset life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group pursuant to a tax allocation agreement. In accordance with the tax allocation agreement, each qualifying member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating

B-67

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

losses and capital losses utilized in the consolidated group. Subsidiary tax liabilities/benefits are settled subsequent to the filing of the federal income tax return.

The Components of the net deferred tax asset at December 31, 2010 and 2009 were as follows:

Description	12/31/2010			12/31/2009			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In millions)
Gross deferred tax assets	$35	$8	$43	$33	$11	$44	$2	$(3)	$(1)
Valuation allowance	—	—	—	—	—	—	—	—	—

Adjusted deferred tax assets	35	8	43	33	11	44	2	(3)	(1)
(admitted and non-admitted)
Total of all deferred tax liabilities	20	—	20	12	—	12	8	—	8

Adjusted net deferred tax asset	15	8	23	21	11	32	(6)	(3)	(9)
Total of all adjusted deferred tax assets non-admitted in accordance with SSAP 10, Income Taxes	10	8	18	17	11	28	(7)	(3)	(10)

Admitted deferred tax asset	$5	$—	$5	$4	$—	$4	$1	$—	$1

B-68

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Results by tax character of paragraph 10a, 10b and 10c	12/31/2010			12/31/2009			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In millions)
• 10(a): Deferred tax assets reversing in one year, to the extent available for carryback	$—	$—	$—	$—	$—	$—	$—	$—	$—
• 10(b): Remaining one year reversal of deferred tax assets, to the extent of 10% of surplus	5	—	5	4	—	4	1	—	1
• 10(c): Remaining gross deferred tax assets, limited to deferred tax liabilities	20	—	20	12	—	12	8	—	8

Total	$25	$—	$25	$16	$—	$16	$9	$—	$9

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to reduce any portion of the deferred tax asset that is expected to be more likely than not to be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

The Company did not elect to admit deferred tax assets pursuant to paragraph 10e under SSAP10R during 2010 or 2009.

Current Tax and Change in Deferred Tax:

Current income taxes incurred consist of the following major components at December 31, 2010 and 2009.

Description	2010	2009
	(In millions)
Current operations income tax (benefit)/expense	$(18)	$1
Prior year (overaccrual)/underaccrual	(11)	—
Contingent tax	(13)	(1)
Prior year refund	(3)

Current operations income tax benefit	(45)	—
Current capital losses income tax benefit	—	(4)
Prior year underaccrual/(overaccrual)	—	(2)

Current capital losses income tax benefit	—	(6)

Total current income tax benefit	$(45)	$(6)

B-69

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

At December 31, 2010, the Company recorded a current income tax receivable of $13 million and at December 31, 2009 a current income tax payable of $8 million, which are included in “Income tax receivable” and “Income tax payable”, respectively, in the Statutory Basis Balance Sheets.

The significant components of gross deferred tax assets (“DTAs”) and liabilities (“DTLs”) at December 31, 2010 and 2009 were as follows:

	2010	2009	Change	Character
	(In millions)
DTA’s Resulting from Book/Tax Differences In:
Reserves	$18	$16	$2	Ordinary
Proxy tax deferred acquisition cost (DAC)	16	17	(1)	Ordinary
AG 38 Reserve	1	—	1	Ordinary
Capital loss related to RIC liquidation	1	1	—	Capital
Unrealized loss on investments	6	7	(1)	Capital
Impaired securities	1	3	(2)	Capital

Total adjusted gross DTA’s	$43	$44	$(1)

DTA’s non-admitted	$18	$28	$(10)

DTLs Resulting from Book/Tax Differences In:
Market discount	$2	$2	$—	Ordinary
Reserves	18	10	8	Ordinary

Total DTL’s	$20	$12	$8

The change in net deferred income taxes is comprised of the following:

	2010	2009	Change
Total deferred tax assets	$43	$44	$(1)
Total deferred tax liabilities	20	12	8

Net deferred tax assets	$23	$32	(9)

Tax effect of unrealized gain			1

Change in net deferred income tax expense			$(8)

Contingent Tax Liabilities:

As of December 31, 2010, the Company had $4 million of unrecognized tax benefits and related interest expense, if recognized, all of which would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. For the years ending December 31, 2010 and 2009, the Company recognized approximately ($1) million and $1 million in interest and penalties. The Company has approximately $1 million and $2 million accrued for payment of interest and penalties at December 31, 2010 and 2009, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2006 through 2008.

B-70

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

Changes in the amount of contingent tax liabilities for the years ended December 31 were as follows:

	2010	2009
	(In millions)
Balance, January 1	$15	$17
Additions for tax positions of the current year	1	1
Reductions for tax positions of prior years for:
Changes in judgement	—	(3)
Settlements during the period	(12)	—

Balance, December 31	$4	$15

Reconciliation of Federal Income Tax Rate to Actual Effective Rate:

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant book to tax adjustments causing this difference is the following:

	2010	Effective Tax Rate
	(In millions)
Provision calculated at statutory rate	$(10)	35%
Interest maintenance reserve	1	(4%)
Dividends received deduction	(8)	28%
AG 38 reserves	(1)	4%
Prior year refund	(3)	11%
Other, net	1	(4%)

Subtotal	(20)	70%
Contingent taxes	(13)	45%
Foreign tax credit	(1)	4%
Return to provision	(3)	11%

Total	$(37)	130%

Total current income tax benefit	$(45)	158%
Change in net deferred income taxes expense	8	(28%)

Total statutory income tax benefit	$(37)	130%

Operating Loss and Tax Credit Carryforwards:

At December 31, 2010 or 2009, the Company did not have any unused operating loss carryforwards to offset against future taxable income.

At December 31, 2010, the Company has $4 million in unused capital loss carryforwards which will expire in 2014.

The following are income taxes incurred in the current and prior years that are available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
(In millions)
2010	$—	$—	$—
2009	—	—	—
2008	—	—	—

Total	$—	$—	$—

B-71

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The availability of tax-planning strategies resulted in an increase of the Company’s adjusted gross DTA and net admitted deferred tax assets by approximately 0% for tax purposes.

NOTE G—REINSURANCE CEDED

The Company enters into coinsurance, modified coinsurance and yearly renewable term agreements with affiliated companies and outside parties to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of the modified coinsurance agreements, reserves related to the reinsured business and corresponding assets are held by the Company. Accordingly, policy reserves include $383 million and $350 million at December 31, 2010 and 2009, respectively, applicable to policies reinsured under modified coinsurance agreements. The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, the Company evaluates the financial condition of its reinsurers in order to minimize its exposure to losses from reinsurer insolvencies.

The effect of these reinsurance cession agreements on the components of the Company’s income from operations in the accompanying statutory statements of operations were as follows:

	2010	2009
	(In millions)
Premiums and annuity considerations	$(69)	$(87)
Commissions and other expenses	15	20
Reserve adjustments on reinsurance ceded and other income	(11)	(3)

Total Revenues	(65)	(70)

Policyholder and contract benefits	(46)	(51)
Increase in aggregate reserves	1	(22)
General insurance expenses	—	(1)

Total expenses	(45)	(74)

Net (loss) gain on operations from reinsurance ceded	$(20)	$4

NOTE H—RELATED PARTY TRANSACTIONS

General Operating Expense Agreement:

The Company is billed by The Guardian for all compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $115 million and $110 million in 2010 and 2009, respectively, which is in “General insurance expenses” in the Statutory Basis Statements of Operations, of which $13 million are included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2010 and 2009, respectively.

Investments:

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS Investments and sub advised by GIS (see Note A). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management invested in affiliated mutual funds amounted to $2,860 million and $2,682 million as of December 31, 2010 and 2009, respectively.

The Company also maintains investments in affiliated mutual funds. These investments amounted to $0.2 million and $21 million at December 31, 2010 and 2009, respectively.

During 2010, the Company bought $1 million of shares in RS mutual funds. By the end of 2010, the Company sold most of the shares in the RS mutual funds for $25 million, resulting in a net realized loss of $0.4 million.

B-72

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

In 2008, The Company recorded an additional paid-in and contributed surplus from The Guardian of $22 million. The Company also recorded a $22 million capital contribution to PAS, which is included in “Due to parents and affiliates” in the Statutory Basis Balance Sheets at December 31, 2008. Both of these transactions settled in 2009 and there was no additional paid in capital recorded in 2009.

In January 2010, the Company received $20 million from PAS which was recorded as a return of capital. Subsequent to the receipt, these funds were transferred to The Guardian as a return of capital.

Administrative Services Agreement:

The Company has administrative services agreement with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the years ended December 31, 2010 and 2009, such fee income amounted to $3 million, which is reflected in “Service fees” in the Statutory Basis Statements of Operations, of which $1 million are receivables and are included in “Due to parent and affiliates” in the Statutory Basis Balance Sheets at December 31, 2010 and 2009, respectively.

Reimbursement Agreement:

Effective March 1, 2010, the Company entered into a reimbursement agreement with GIS whereby GIS provides for administrative and distribution services to the RS International Growth Fund and RS Emerging Markets Fund (the “Funds”), whose sole investment sub-advisor is GBG (see Note A). For each year during which the Company receives a dividend from GBG, GIAC will reimburse GIS for dividends attributable to shares of the Funds that are not offered through the separate accounts and for which GIAC does not provide administrative services. The amount of such reimbursement will be calculated based on the average daily net assets of the Funds for the periods during which earnings have been accumulated that support the payment of such dividend or dividends. For the year ended December 31, 2010, the dividends received by the Company from GBG amounted to $3 million, which is included in “Net investment income” of which the Company reimbursed GIS $2 million, which is included in “Commissions and other expenses” in the Statutory Basis Statements of Operations.

Settlement of Intercompany Transactions:

In accordance with NAIC SAP, all transactions between related parties are required to have a written agreement that provides for a timely settlement of amounts owed, including a specific due date. Amounts over ninety days due are to be non-admitted along with any uncollected receivable from a related party that is not part of a written agreement. The Company has determined that written agreements are in place for all intercompany transactions and that these written agreements contain specific due dates. As of December 31, 2010, no intercompany receivable due to the Company is over ninety days past due.

NOTE I—SEPARATE ACCOUNTS

General Nature and Characteristics of Separate Account Business:

Separate and variable accounts held by the Company represent primarily funds for which there are no guarantees. The assets of the Company are carried at book value which approximates fair value.

In accordance with the products/transactions recorded within the separate accounts, all assets are considered legally insulated from the general account. The legal insulation of the separate accounts assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2010 and 2009, the Company’s separate accounts statement includes legally insulated assets of $8,084 million and $6,994 million, respectively.

In accordance with the products/transaction recorded within the separate accounts, some separate accounts liabilities are guaranteed by the general account.

B-73

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

As of December 31, 2010, the general account of the Company had a maximum guarantee for separate accounts liabilities of $250 million. To compensate the general account for the risk taken, the separate accounts have paid risk charges of $119 million for the year ending December 31, 2010.

For the year ended December 31, 2010, the general account of the Company had paid $0.03 million towards separate accounts guarantees.

The Company does not engage in securities lending transactions within the separate accounts.

Information regarding the separate accounts of the Company for December 31, 2010 and 2009 were as follows:

December 31, 2010	Guarantee less than/equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations or deposits for the year ended:
2010	$—	$1,173	$1,173

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$7,917	$7,917
Market value/not subject to discretionary withdrawals	—	18	18

Total reserves for separate accounts	—	7,935	7,935

Charges for investment management administration and contract guarantees	—	19	19
Accrued expense allowances	—	128	128

Total separate account liabilities	$—	$8,082	$8,082

December 31, 2009	Non indexed Guarantee less than/equal to 4%	Non- Guaranteed Separate Accounts	Total
	(In millions)
Premium, considerations or deposits for the year ended:
2009	$—	$1,172	$1,172

Reserves by valuation basis and withdrawal characteristics:
Market value	$—	$6,840	$6,840
Market value/not subject to discretionary withdrawals	—	18	18

Total reserves for separate accounts	—	6,858	6,858

Charges for investment management administration and contract guarantees	—	16	16
Accrued expense allowances	—	118	118

Total separate account liabilities	$—	$6,992	$6,992

B-74

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following represents a reconciliation of net transfers from the Company to the separate accounts. Transfers are reported in the Summary of Operations of the Separate Account Annual Statement:

	2010	2009
	(In millions)
Transfers to separate accounts:
Nonindexed guarantee less than/equal to 4%	$—	$—
Non guaranteed separate accounts	1,173	1,172
Transfers from separate accounts:
Nonindexed guarantee less than/equal to 4%	—	—
Non guaranteed separate accounts	(1,192)	(1,036)

Net transfers (from) to separate accounts	(19)	136

Reconciling Adjustments:
Mortality and expense guarantees—variable	88	71
Administrative fees—variable annuity	25	16
Cost of insurance	21	22

Total adjustments	134	109

Net transfers to separate accounts as reported in the statutory basis statements of operations of the Company	$115	$245

NOTE J—ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies as of December 31, 2010 and 2009 were as follows:

December 31, 2010	Amount	Percentage of Total
	(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$70	0.77%
At book value less current surrender charge of 5% or more	217	2.39%
At fair value	7,434	81.74%

Total with adjustment or at market value	7,721	84.90%
At book value without adjustment (minimal or no charge or adjustment)	1,071	11.77%
Not subjected to discretionary withdrawal	303	3.33%

Total (gross)	9,095	100.00%
Reinsurance ceded	—	0.00%

Total (net)	$9,095	100.00%

B-75

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

December 31, 2009	Amount	Percentage of Total
	(In millions)
Subjected to discretionary withdrawal:
With market value adjustment	$69	0.85%
At book value less current surrender charge of 5% or more	245	3.03%
At fair value	6,390	79.02%

Total with adjustment or at market value	6,704	82.90%
At book value without adjustment (minimal or no charge or adjustment)	1,073	13.27%
Not subjected to discretionary withdrawal	310	3.83%

Total (gross)	8,087	100.00%
Reinsurance ceded	—	0.00%

Total (net)	$8,087	100.00%

NOTE K—LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

NOTE L—STATUTORY FINANCIAL INFORMATION

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment losses). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2010, the maximum amount of dividends the Company could pay The Guardian in 2011 without prior approval from the state insurance regulatory authorities was $24 million.

The following reconciles the statutory net income of the Company as reported to the regulatory authorities to consolidated GAAP net income:

	2010	2009
	(In millions)
Statutory net income	$16	$10
Adjustments to reconcile to GAAP:
Net (loss) income of subsidiaries	(3)	13
Change in deferred policy acquisition costs	47	30
Future policy benefits	(7)	(20)
Reinsurance	(8)	4
Deferred federal income tax expense	(20)	(9)
Transfer from (to) interest maintenance reserve	2	(1)
Amortization of interest maintenance reserve	1	2

Consolidated GAAP net income	$28	$29

B-76

The Guardian Insurance & Annuity Company, Inc.

NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

The following reconciles the statutory capital and surplus of the Company as reported to the regulatory authorities to consolidated GAAP stockholder’s equity:

	2010	2009
	(In millions)
Statutory capital and surplus	$241	$236
Add (deduct) cumulative effect of adjustments:
Deferred policy acquisition costs	333	293
Elimination of asset valuation reserve	15	22
Future policy benefits	64	59
Establishment of additional deferred federal income taxes	(98)	(69)
Unrealized gains on investments	88	64
Separate account allowances	(128)	(118)
Other liabilities	(48)	(41)
Other, net	—	(1)

Consolidated GAAP stockholder’s equity	$467	$445

NOTE M—SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2010.

B-77

The Guardian Insurance & Annuity Company, Inc.

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2010

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

	2010	Annual Statement References
Investment Income Earned		Exhibit of Net Investment Income
U.S. Government bonds	$416,056
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	89,064,209
Bonds of affiliates	—
Preferred stocks (unaffiliated)	301,984
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	108,515
Common stocks of affiliates	2,960,036
Mortgage loans	—
Real estate	—
Contract loans	6,261,078
Cash, cash equivalents and short-term investments	107,531
Derivative instruments	—
Other invested assets	—
Aggregate write-ins for investment income	(5,401)

Total gross investment income	$99,214,008

Real Estate Owned—Statement Value	—	Schedule A

Mortgage Loans—Book Value:
Farm mortgages	$—	Schedule B
Residential mortgages	—
Commercial mortgages	—

Total mortgage loans	$—

Mortgage Loans by Standing—Book Value:
Good standing	$—	Schedule B
Interest overdue more than 3 months, not in foreclosure	—
Foreclosure in process	—

Total mortgage loans	$—

Other Long Term Invested Assets—Statement Value	15,949,124	Schedule BA, Part 1
Bonds and Stocks of Parents, Subsidiaries and Affiliates—Book Value	—	Schedule D, Summary by Country
Bonds	—
Preferred stocks	—
Common stocks	2,914,979

B-78

The Guardian Insurance & Annuity Company, Inc.

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2010

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2010	Annual Statement References
Bonds and Short Term Investments by Class & Maturity		Schedule D, Part 1A, Sec. 1
Bonds by Maturity—Statement Value
Due within one year or less	$237,272,383
Over 1 year through 5 years	1,280,992,208
Over 5 years through 10 years	200,745,263
Over 10 years through 20 years	31,330,542
Over 20 years	45,637,075

Total by Maturity	$1,795,977,471

Bonds by Class—Statement Value
Class 1	$937,782,194
Class 2	812,469,277
Class 3	39,809,962
Class 4	4,807,364
Class 5	1,108,524
Class 6	150

Total by Class	$1,795,977,471

Total Bonds Publicly Traded	1,558,665,122
Total Bonds Privately Placed	237,312,349
Preferred Stocks—Fair Value	3,010,880	Schedule D, Part 2, Sec. 1
Common Stocks—Fair Value	3,103,811	Schedule D, Part 2, Sec. 2
Short Term Investments—Book Value	3,199,194	Schedule DA, Part 1
Financial Options Owned—Statement Value	—	Schedule DB, Part A, Sec. 1
Financial Options Written and In Force—Statement Value	—	Schedule DB, Part A, Sec. 2
Financial Futures Contracts Open—Current Price	(73,889,445)	Schedule DB, Part B, Sec. 1
Cash on Deposit	(13,503,679)	Schedule E—Part 1

Life Insurance In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	896,699,000
Credit Life	—
Group Life	39,016,000

Amount of Accidental Death Insurance In Force under Ordinary Policies	27,951,000	Exhibit of Life Insurance
Life Insurance Policies with Disability Provisions In Force		Exhibit of Life Insurance
Industrial	—
Ordinary	1,624,571,000
Credit Life	—
Group Life	370,602,000

B-79

The Guardian Insurance & Annuity Company, Inc.

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2010

SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

SCHEDULE 1—SELECTED FINANCIAL DATA

	2010	Annual Statement References
Supplementary Contracts in Force		Exhibit of Number of Policies, Contracts Certificates, Income payable and Account Values In Force for Supplementary Contracts, Annuities, A& H and Other
Ordinary—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Ordinary—Involving Life Contingencies
Income Payable	—
Group—Not Involving Life Contingencies
Amount on Deposit	—
Income Payable	—
Group—Involving Life Contingencies
Income Payable	—

Annuities—Ordinary		Exhibit of Number of Policies, Contracts Certificates, Income payable and Account Values In Force for Supplementary Contracts, Annuities, A& H and Other
Immediate—Amount of Income Payable
Deferred—Fully Paid Account Balance	6,441,970,502
Deferred—Not Fully Paid—Account Balance	6,441,970,502

Annuities—Group		Exhibit of Number of Policies, Contracts Certificates, Income payable and Account Values In Force for Supplementary Contracts, Annuities, A& H and Other
Amount of Income Payable	—
Fully Paid Account Balance	—
Not Fully Paid—Account Balance	2,022,767,854

Accident and Health Insurance—Premiums In Force
Ordinary	—
Group	—
Credit	—

Deposit Funds and Dividend Accumulations		Exhibit of Number of Policies, Contracts Certificates, Income Payable and Account Values In Force for Supplementary Contracts, Annuities, A & H and Other
Deposit Funds—Account Balance	151,368,348
Dividend Accumulations—Account Balance	—

B-80

The Guardian Insurance & Annuity Company, Inc.

INVESTMENTS OF REPORTING ENTITIES—APPENDIX A-001 AS OF DECEMBER 31, 2010

Section 2. Investment Risk Interrogatories

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	State the reporting entity’s total admitted assets as reported on page two of the annual statement $1,988,354,778.

2.	State the ten largest exposures to a single issuer/borrower/investment.

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Kinder Morgan	Bonds	$18,199,911	0.9%
b.	Kraft Foods Inc.	Bonds	$17,158,980	0.9%
c.	Boeing Corp.	Bonds	$16,077,341	0.8%
d.	Park Avenue Securities	Other Invested Asset	$15,949,122	0.8%
e.	Comcast Corp.	Bonds	$15,045,014	0.8%
f.	Bank of New York	Bonds	$14,219,438	0.7%
g.	XTO Energy Inc.	Bonds	$14,215,951	0.7%
h.	Anheuser-Busch Cos. Inc.	Bonds	$13,916,970	0.7%
i.	General Mills Inc.	Bonds	$13,473,234	0.7%
j.	PNC Funding Corp.	Bonds	$13,326,620	0.7%

3.	State the amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets
NAIC-1	$937,782,194	47.2%	P/RP-1	$—	0.0%
NAIC-2	$812,469,277	40.9%	P/RP-2	$—	0.0%
NAIC-3	$39,809,962	2.0%	P/RP-3	$4,000,000	0.2%
NAIC-4	$4,807,364	0.2%	P/RP-4	$—	0.0%
NAIC-5	$1,108,524	0.1%	P/RP-5	$—	0.0%
NAIC-6	$150	0.0%	P/RP-6	$—	0.0%

4.	Assets held in foreign investments:

a.	Are assets held in foreign investments less than 2.5% of the entity’s total admitted assets? Yes { } No {X}

b. Total admitted assets held in foreign investments	$155,380,739	7.8%
c. Foreign-currency-denominated investments	$—	0.0%
d. Insurance liabilities denominated in that same foreign currency	$—	0.0%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$150,595,083	7.6%
Countries rated NAIC-2	$4,785,656	0.2%
Countries rated NAIC-3 or below	$—	0.0%

B-81

The Guardian Insurance & Annuity Company, Inc.

INVESTMENTS OF REPORTING ENTITIES—APPENDIX A-001 AS OF DECEMBER 31, 2010

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:
Country: United Kingdom	$56,518,933	2.8%
Country: Luxembourg	$25,024,322	1.3%
Countries rated NAIC-2:
Country: Panama	$3,256,244	0.2%
Country: Trinidad & Tobago	$1,529,412	0.1%
Countries rated NAIC-3 or below
Country:	$—	0.0%

7.	Aggregate unhedged foreign currency exposure:

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

i. Countries rated NAIC-1	$—	0.0%
ii. Countries rated NAIC-2	$—	0.0%
iii. Countries rated NAIC-3 or below:	$—	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

i. Countries rated NAIC-1:
Country:	$—	0.0%
Country:	$—	0.0%
ii. Countries rated NAIC-2:
Country:	$—	0.0%
Country:	$—	0.0%
iii. Countries rated NAIC-3 or below
Country:	$—	0.0%
Country:	$—	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	Issuer	NAIC Rating	3	4
1.	Diageo PLC	1FE	$12,363,079	0.6%
2.	Astrazeneca	1FE	$11,166,068	0.6%
3.	Electricite De France	1FE	$9,969,529	0.5%
4.	Arcelormittal	2FF	$9,466,972	0.5%
5.	Covidien Ltd.	1FE	$7,566,434	0.4%
6.	Vodafone Group	1FE	$7,045,175	0.4%
7.	Woodside Finance Ltd.	2FE	$6,997,223	0.4%
8.	BP PLC	1FE	$6,594,645	0.3%
9.	Crane Group Ltd.	2	$6,093,314	0.3%
10.	XL Capital Ltd.	2FE	$5,974,348	0.3%

B-82

The Guardian Insurance & Annuity Company, Inc.

INVESTMENTS OF REPORTING ENTITIES—APPENDIX A-001 AS OF DECEMBER 31, 2010

11.	State the amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?    Yes  {  }     No  {X}

Total admitted assets held in Canada investments.	$58,939,005	3.0%

12.	State the aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entities total admitted assets, detail not required?    Yes  {X}    No  {  }

13.	State the amounts and percentages of admitted assets held in the ten largest equity interests.

Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets, detail not required?    Yes  {X}    No  {  }

14.	State the amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated privately placed equities.

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entities total admitted assets, detail not required?    Yes  {X}    No  {  }

15.	State the amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets, detail not required?    Yes  {X}    No  {  }

16.	State the amounts and percentages of the reporting entities total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets, detail not required?    Yes  {X}    No  {  }

17.	State the amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets, detail not required?    Yes  {X}    No  {  }

18.	State the amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets, detail not required?    Yes  {X}    No  {  }

B-83

The Guardian Insurance & Annuity Company, Inc.

INVESTMENTS OF REPORTING ENTITIES—APPENDIX A-001 AS OF DECEMBER 31, 2010

19.	State the amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	%	$—	$—	$—
b.	Repurchase agreements	$15,000,000	0.8%	$—	$15,000,000	$15,000,000
c.	Reverse repurchase agreements	$—	%	$—	$—	$—
d.	Dollar repurchase agreements	$—	%	$—	$—	$—
e.	Dollar reverse repurchase agreements	$—	%	$—	$—	$—

20.	State the amounts and percentages of the entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
a. Hedging	$—	%	$—	%
b. Income generation	$—	%	$—	%
c. Other	$—	%	$—	%

21.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$—	%	$—	$—	$—
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

22.	State the amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter (unaudited)
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
a.	Hedging	$8,881,050	0.4%	$5,860,700	$14,853,400	$13,748,000
b.	Income generation	$—	%	$—	$—	$—
c.	Replications	$—	%	$—	$—	$—
d.	Other	$—	%	$—	$—	$—

B-84

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A-001 AS OF DECEMBER 31, 2010

Section 3.  Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Bonds:
U.S. Treasury Securities	$11,854,459	0.62%	$11,854,459	0.62%
U.S. Government agency obligations (excluding mortgage-backed securities):
Issued by U.S. Government agencies	—	0.00%	—	0.00%
Issued by U.S. Government sponsored agencies	—	0.00%	—	0.00%
Non-U.S. Government (including Canada, excluding mortgage-backed securities):	—	0.00%	—	0.00%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	8,505,288	0.45%	8,505,288	0.45%
Political subdivisions of states, territories and possessions and political subidivisions general obligations	11,776,139	0.62%	11,776,139	0.62%
Revenue and assessment obligations	17,336,727	0.91%	17,336,727	0.91%
Industrial development and similar obligations	—	0.00%	—	0.00%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	17,191	0.00%	17,191	0.00%
Issued or guaranteed by FNMA and FHLMC	385,098	0.02%	385,098	0.02%
All other	—	0.00%	—	0.00%
CMOs and REMICs:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	136,632	0.01%	136,632	0.01%
Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies as mentioned above	1,317,087	0.07%	1,317,087	0.07%
All other	28,840,038	1.51%	28,840,038	1.51%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans and hybrid securities)	1,437,637,290	75.21%	1,437,637,290	75.21%
Unaffiliated non-U.S. securities (including Canada)	214,130,913	11.20%	214,130,913	11.20%
Affiliated securities	—	0.00%	—	0.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-85

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A-001 AS OF DECEMBER 31, 2010

Section 3.  Summary Investment Schedule

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Equity interests:
Investments in mutual funds	$—	0.00%	$—	0.00%
Preferred stocks:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	4,000,000	0.21%	4,000,000	0.21%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	—	0.00%	—	0.00%
Unaffiliated	188,832	0.01%	188,832	0.01%
Other equity securities:
Affiliated	2,914,979	0.15%	2,914,979	0.15%
Unaffiliated	—	0.00%	—	0.00%
Other equity interests including tangible personal property under lease:
Affiliated	—	0.00%	—	0.00%
Unaffiliated	—	0.00%	—	0.00%
Mortgage loans:
Construction and land development	—	0.00%	—	0.00%
Agricultural	—	0.00%	—	0.00%
Single family residential properties	—	0.00%	—	0.00%
Multifamily residential properties	—	0.00%	—	0.00%
Commercial loans	—	0.00%	—	0.00%
Real Estate Investments:
Property occupied by the Company	—	0.00%	—	0.00%
Property held for the production of income	—	0.00%	—	0.00%
Property held for sale	—	0.00%	—	0.00%
Contract Loans	105,722,198	5.53%	105,722,198	5.53%
Receivables for securities	177,923	0.01%	177,923	0.01%
Cash, cash equivalents and short term Investments	50,536,928	2.64%	50,536,928	2.64%
Other Invested Assets	15,949,124	0.83%	15,949,124	0.83%

Total Invested Assets	$1,911,426,846	100.00%	$1,911,426,846	100.00%

*	Gross Investment Holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual

B-86

B-87

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

We have audited the accompanying statutory basis balance sheets of The Guardian Insurance & Annuity Company, Inc as of December 31, 2010 and 2009, and the related statutory basis statements of operations, of changes in surplus, and of cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note B to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material; they are described in Note B.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note B.

Our audit was conducted for the purpose of forming an opinion on the basic statutory basis financial statements taken as a whole. The accompanying Schedule I—Selected Financial Data, Investment Risk Interrogatories, and Summary Investment Schedule of the Company as of December 31, 2010 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory basis financial statements. The effects on the supplemental schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the supplemental schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2010 and for the year then ended. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the basic statutory basis financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory basis financial statements taken as a whole.

March 10, 2011

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (646) 471 8320, www.pwc.com/us

REPORT OF INDEPENDENT AUDITORS

PART C

ITEM 27:	Exhibits

The following exhibits:

(a)	Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account K.(1)
(b)	Custodian Agreements. Not applicable.
(c)	Distribution Agreements.(1)
(d)	Specimen of the Variable Whole Life Insurance Policy with Modified Scheduled Premiums.(1)
(e)	Form of Application for the Variable Whole Life Policy with Modified Scheduled Premiums.(1)
(f)(i)	Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)
(ii)	Certificate of Amendment of Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(2)
(iii)	By-laws of The Guardian Insurance & Annuity Company, Inc.(1)
(g)	Reinsurance Agreements
(g)	(i)	#3002(3)
(g)(i)	(a)	Amendment to reinsurance agreement #3002 (Revision 3)(5)
(g)	(ii)	#3001(3)
(g)(ii)	(a)	Amendments to Reinsurance Agreement #3001 (Revisions 7 and 8)(5)
(g)(ii)	(b)	Amendment to Reinsurance Agreement (May 2008)(7)
(h)	Participation Agreements
	(i)	Aim Variable Insurance Funds(3)
	(ii)	Fidelity Variable Insurance Products Fund(3)
	(iii)	Gabelli Capital Series Funds, LLP(3)
	(iv)	Janus Aspen Series(3)
	(v)	MFS Variable Insurance Trust(3)
	(vi)	Alliance Variable Products Series Fund, Inc.(3)
	(vii)	Value Line, Inc(3)
	(viii)	American Century(3)
	(ix)	RS Variable Products Trust (thru 5/2008)(3)
	(a)	Amendment to RS VPT (2009)(9)
(i)	Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)
(i)(i)	Amended and Restated Agreement for Services and Reimbursement Therefor (between GLIC and GIAC – 12/13/2007)(8)
(j)	Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.(7)

(j)(i)	Powers of Attorney for K. Rone Baldwin and Margaret W. Skinner(9)
(k)(i)	Opinion of Richard T. Potter, Jr., Esq.(1)
(k)(ii)	Consent of Richard T. Potter, Jr., Esq.(10)
(l)	Opinion and Consent of actuarial officer. Not Applicable.
(m)	Calculation. Not applicable
(n)	Consent of PricewaterhouseCoopers LLP(10)
(o)	No financial statements are omitted
(p)	Not applicable
(q)	Redeemability Exemption
(q)(i)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(3)
(q)(ii)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(4)
(q)(iii)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(5)
(q)(iv)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(6)
(q)(v)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(8)
(q)(vi)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(10)

(1)	Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on April 30, 1998 (Registration No. 33-83412)
(2)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form S-6 filed by the Registrant on April 25, 2001 (Registration No. 33-83412)
(3)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6 filed by the Registrant on April 30, 2003 (Registration No. 33-83412)
(4)	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 filed by the Registrant on April 28, 2004 (Registration No. 33-83412)
(5)	Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-6 filed by the Registrant on April 21, 2006 (Registration No. 33-83412)
(6)	Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 filed by the Registrant on April 20, 2007 (Reg No 33-83412; Accession No. 0001193125-07-086465)
(7)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 filed by the Registrant on April 29, 2008 (Reg No. 33-83412; Accession No. 0001193125-08-094896)
(8)	Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 filed by the Registrant on April 28, 2009 (Reg No. 33-83412; Accession No. 0001193125-09-089935)
(9)	Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-6 filed by the Registrant on April 27, 2010 (Reg. No. 33-83412; Accession No. 0001193125-10-094623)
(10)	Filed herewith.

Item 28.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
D. Scott Dolfi	Director & President
Robert E. Broatch	Director
Joseph A. Caruso	Director & Senior Vice President & Associate Corporate Secretary
Margaret W. Skinner	Director & Executive Vice President & Chief Distribution Officer
Tracy L. Rich	Executive Vice President, General Counsel and Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Michael B. Cefole	Senior Vice President, Profit Center Officer, Retirement Solutions
Barry I. Belfer	Senior Vice President & Treasurer
Michael Slipowitz	Senior Vice President, Corporate Chief Actuary
Richard T. Potter, Jr.	Senior Vice President & Counsel
Gordon Bailey	Vice President, Chief Financial Officer
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Douglas Dubitsky	Vice President, Product Management
John H. Walter	Vice President & Director of Finance
Elizabeth Rogalin	Vice President & Chief Actuary, Retirement Solutions
Linda Senker	Second Vice President & Chief Compliance Officer

Item 29.	Persons Controlled by or under Common Control with Depositor or Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of March 31, 2011. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	72.65%
Berkshire Life Insurance Company of America	Massachusetts	100%
Berkshire Acquisition LLC	Delaware	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
American Financial Systems, Inc.	Massachusetts	100%
Segurosevida.com, Inc.	Delaware	100%
SdeV.com	Delaware	100%
S de V com, S de RL de CV	Mexico	99% (being dissolved)
AFS de Mexico Agente de Seguros, SA de CV	Mexico	99.99% (being dissolved)
eMoney Advisor Holdings, LLC	Delaware	65%
eMoney Advisor, LLC	Delaware	65%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	Ohio	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Guardian CapCo, LLC	Delaware	100%
Lowe Capital Partners, LLC	Delaware	80%
Guardian LEIM, LLC	Delaware	100%
Lowe Enterprises Investment Management, LLC	Delaware	50%
Hanover Goodyear LLC	Delaware	100%
Innovative Underwriters, Inc.	New Jersey	100%
Guardian Quincy LLC	Delaware	100%
Hanover Acquisition LLC	Delaware	100%
Guardian Ledges LLC	Delaware	100%
Guardian Shores, LLC	Delaware	100%
RS High Yield Bond Fund	Massachusetts	65.80%
RS High Yield Bond VIP Series	Massachusetts	28.82%
RS High Yield Municipal Bond Fund	Massachusetts	38.21%
RS International Growth Fund	Massachusetts	21.71%
RS Capital Appreciation Fund	Massachusetts	11.76%
RS Strategic Income Fund	Massachusetts	79.99%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of March 31, 2011:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 30.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable life insurance polices and variable annuity contracts and it is also the principal underwriter of shares of:

The RS Variable Products Trust, a series trust consisting of the following series:

RS Emerging Markets VIP Series, RS Global Natural Resources VIP Series, RS High Yield VIP Series, RS International Growth VIP Series, RS Investment Quality Bond VIP Series, RS Large Cap Alpha VIP Series, RS Low Duration Bond VIP Series, RS Money Market VIP Series, RS Partners VIP Series, RS S&P 500 Index VIP Series, RS Small Cap Growth Equity VIP Series, and RS Value VIP Series.

The RS Investment Trust, a series trust consisting of the following series:

(i) Value Funds: RS Partners Fund, RS Value Fund, RS Large Cap Alpha Fund, RS Investors Fund, RS Global Natural Resources Fund, and RS Capital Appreciation Fund;

(ii) Growth Funds: RS Small Cap Growth Fund, RS Select Growth Fund, RS Mid Cap Growth Fund, RS Growth Fund, RS Technology Fund, and RS Small Cap Equity Fund;

(iii) International Funds: RS International Growth Fund, and RS Emerging Markets Fund;

(iv) Fixed Income Funds: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Fund, RS Tax-Exempt Fund, RS High Yield Municipal Bond Fund, RS Floating Rate Fund, RS Strategic Income Fund, and RS Money Market Fund; and

(v) RS S&P 500 Index Fund.

All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts: The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of the managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Margaret W. Skinner	Manager & President
Robert E. Broatch	Manager
Joseph A. Caruso	Manager & Senior Vice President & Associate Corporate Secretary
Tracy L. Rich	Executive Vice President, General Counsel & Corporate Secretary
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer,Equity Administration
Barry I. Belfer	Senior Vice President & Treasurer
Philip Eichinger	Senior Vice President & National Sales Manager of Mutual Funds
Richard T. Potter, Jr.	Senior Vice President & Counsel
John H. Walter	Senior Vice President, Equity Financial Management & Control
Andrew M. Shainberg	Vice President & Chief Compliance Officer, Broker Dealer
Bruce P. Chapin	Vice President, Corporate Tax
James J. Consolati	Vice President, Retirement Services
Philip Edelstein	Vice President, National Sales Manager
Gregg Forger	Vice President, Internal Sales
Colin Lake	Vice President, National Sales Manager
James Lake	Vice President, National Sales Manager
Dale W. Magner	Vice President, Retirement Product Sales
Kurt J. Shallow	Vice President, Risk Products Distribution
James Tracy	Vice President, Investment Research Group
Bryan S. Tutor	Vice President, Finance

(c) GIS, as the principal underwriter of the Registrant’s variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 33.	Management Services

None.

Item 34.	Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account K, certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 19 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 19 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the April 25, 2011.

THE GUARDIAN SEPARATE ACCOUNT K
(Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr. Senior Vice President and Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

	/s/ Margaret W. Skinner* Margaret W. Skinner	Director and Executive Vice President and Chief Distribution Officer

	/s/ Gordon Bailey Gordon Bailey (Principal Financial Officer)	Vice President, Chief Financial Officer

	/s/ D. Scott Dolfi*	Director and President
D. Scott Dolfi (Principal Executive Officer)

	/s/ Joseph A. Caruso* Joseph A. Caruso	Director and Senior Vice President, Associate Corporate Secretary

	/s/ Robert E. Broatch*	Director
Robert E. Broatch

*By:	/s/ Richard T. Potter, Jr.	Date: April 25, 2011
Richard T. Potter, Jr.
Senior Vice President and Counsel

*	Pursuant to Power of Attorney

The Guardian Separate Account K

Exhibit Index

Exhibit Number	Description
(k)(ii)	Consent of Richard T. Potter, Jr.
(n)	Consent of PricewaterhouseCoopers LLP
(q)(vi)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.